File No. 2-77207

811-3456

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 44  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 44  [X]

(Check appropriate box or boxes.)

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Janette Farragher, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering April 1, 2012

It is proposed that this filing will become effective (check appropriate box)

 ___ immediately upon filing pursuant to paragraph (b)

  X on April 1, 2012 pursuant to paragraph (b)

 ___  days after filing pursuant to paragraph (a)(1)

 ___ on ___ pursuant to paragraph (a)(1)

 ___  days after filing pursuant to paragraph (a)(2)

 ___ on ___ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

General Money Market Funds

Prospectus April 1, 2012	Class A

General Money Market Fund, Inc. (GMMXX)

General Government Securities Money Market Fund (GGSXX)

General Treasury Prime Money Market Fund (GTAXX)

General Municipal Money Market Fund (GTMXX)

General California Municipal Money Market Fund (GCAXX)

General New York Municipal Money Market Fund (GNMXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

General Money Market Fund	1
General Government Securities Money Market Fund	4
General Treasury Prime Money Market Fund	7
General Municipal Money Market Fund	9
General California Municipal Money Market Fund	12
General New York Municipal Money Market Fund	15
Fund Details

Goal and Approach	18
Investment Risks	21
Management	22
Shareholder Guide

Buying and Selling Shares	24
General Policies	26
Distributions and Taxes	27
Services for Fund Investors	27
Financial Highlights	30
For More Information

See back cover.

Fund Summary

General Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution and/or service (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.05
Total annual fund operating expenses	0.75

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches, repurchase agreements, including tri-party repurchase agreements, asset-backed securities and domestic and foreign commercial paper and other short-term corporate obligations. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

1

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U. S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2006: 1.17% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.03%	1.46%	1.67%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

2

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Summary

General Government Securities Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution and/or service (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.09
Total annual fund operating expenses	.79

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

4

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.14% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.21%	1.50%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

5

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6

Fund Summary

General Treasury Prime Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution and/or service (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.07
Total annual fund operating expenses	.77

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in U.S. Treasury securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

7

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.06% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	0.97%	1.28%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only)
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

Fund Summary

General Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.13
Total annual fund operating expenses	0.63

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

9

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.79% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.09%	1.24%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting

10

www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11

Fund Summary

General California Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.12
Total annual fund operating expenses	0.62

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California state municipal obligations are not available for investment. In addition, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

12

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.80% Worst Quarter Q3, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.00%	1.19%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

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Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

General New York Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Other expenses (including shareholder services fees)	0.17
Total annual fund operating expenses	0.67

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. In addition, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

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• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table shows the average annual total returns of the fund's Class A shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.78% Worst Quarter Q3, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.06%	1.18%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

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Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

General Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Government Securities Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

U.S. government securities are generally considered to be among the highest quality investments available. By investing in these securities, the fund seeks greater credit safety for investors. In exchange for the level of credit safety offered by U.S. government securities, the fund's yield may be lower than the yield of money market funds that do not limit their investments to U.S. government securities.

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The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Treasury Prime Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in U.S. Treasury securities.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

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General California Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

General New York Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

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In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund is non-diversified.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Risks Applicable to General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

Risks Applicable to General Money Market Fund only:

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

Risks Applicable to Funds That May Invest in U.S. Treasury Securities and/or U.S. Government Securities:

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Risks Applicable to Funds That May Enter Into Repurchase Agreements:

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Risks Applicable to Municipal Money Market Funds:

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Risks Applicable to General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• State-specific risk. The fund is subject to the risk that a state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $278 billion in 187 mutual fund portfolios. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. For the past fiscal year, General California Municipal Money Market Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.18%. Dreyfus waived receipt of its management fee for General Money Market Fund, General Government Securities Money Market Fund, General Treasury Prime Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund pursuant to an undertaking in effect. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.8 trillion in assets under custody and administration and $1.26 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.5 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for

22

inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in Class A shares of a fund. Your price for Class A shares is the net asset value per share (NAV).

The fund's securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, liquidity, quality and diversification requirements to help maintain the $1.00 share price.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Applicable to General Money Market Fund and General Government Securities Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 5:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 5:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 3:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., or, as to General Treasury Prime Money Market Fund, 6:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.

All times are Eastern time.

How to Buy Shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. The funds offer another class of shares, which is described in a separate prospectus. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

Class A shares are subject to an annual shareholder services fee of up to 0.25% to reimburse the fund's distributor for shareholder account service and maintenance expenses. Class A shares of General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund are subject to an annual Rule 12b-1 fee of 0.20% of the value of the fund's average daily net assets attributable to Class A paid to the fund's distributor for distributing Class A shares, servicing shareholder accounts and advertising and marketing relating to the fund. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

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By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 9879

Providence, RI 02940-8079

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. The minimum initial investment for traditional, spousal and roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds of a redemption within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

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By Mail – IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares, call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the funds' shares could increase the relevant fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

Each fund reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

26

• delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

• "redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Each fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, General California Municipal Money Market Fund and General New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the taxable money market funds are subject to federal income tax, and may be subject to state and local taxes (unless you are investing through a tax-advantaged retirement account).

Each municipal money market fund anticipates that virtually all dividends paid to you will be exempt from federal and, as to General California Municipal Money Market Fund, California, and as to General New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains. With respect to General California Municipal Money Market Fund and General New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

27

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS (inside the U.S. only). Certain requests require the services of a representative.

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirements planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-DREYFUS (inside the U.S. only).

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs and Education Savings Accounts. Here's where you call for information:

• For traditional, rollover and Roth IRAs and Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

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• For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

29

Financial Highlights

These financial highlights describe the performance of the fund's Class A shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Year Ended November 30,
General Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.003	.027	.045
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.003)	(.027)	(.045)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.03	.03	.33	2.75	4.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.77	.76	.79
Ratio of net expenses to average net assets	.22	.30	.60	.76	.79
Ratio of net investment income to average net assets	.03	.03	.31	2.66	4.54
Net Assets, end of period ($ x 1,000)	1,824,285	1,693,043	1,683,536	1,312,626	1,039,268

aAmount represents less than $.001 per share.

Year Ended November 30,
General Government Securities Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.020	.043
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.020)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.04	2.01	4.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.82	.81	.81	.78
Ratio of net expenses to average net assets	.12	.25	.52	.81	.78
Ratio of net investment income to average net assets	.00[b]	.00[b]	.04	1.84	4.45
Net Assets, end of period ($ x 1,000)	207,382	71,370	95,080	121,137	66,357

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

30

Financial Highlights (cont'd)

Year Ended November 30,
General Treasury Prime Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.013	.039
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.013)	(.039)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	1.28	4.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.75	.78	.79	1.09
Ratio of net expenses to average net assets	.07	.14	.36	.77	.80
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.55	3.88
Net Assets, end of period ($ x 1,000)	260,651	48,945	52,156	78,293	1,020

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.004	.022	.031
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.004)	(.022)	(.031)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.37	2.22	3.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.61	.62	.59	.62
Ratio of net expenses to average net assets	.27	.37	.59	.58	.62
Ratio of net investment income to average net assets	.00[b]	.00[b]	.37	2.12	3.09
Net Assets, end of period ($ x 1,000)	56,850	64,035	138,454	151,633	100,344

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

31

Financial Highlights (cont'd)

Year Ended November 30,
General California Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.002	.019	.031
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.002)	(.019)	(.031)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.24	1.94	3.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.59	.62	.58	.58
Ratio of net expenses to average net assets	.36	.41	.58	.57	.58
Ratio of net investment income to average net assets	.00[b]	.00[b]	.27	1.84	3.07
Net Assets, end of period ($ x 1,000)	245,710	448,248	538,776	901,709	528,101

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General New York Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.004	.021	.030
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.004)	(.021)	(.030)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.37	2.13	3.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.67	.66	.61	.66
Ratio of net expenses to average net assets	.33	.38	.63	.60	.66
Ratio of net investment income to average net assets	.00[b]	.00[b]	.37	2.01	3.02
Net Assets, end of period ($ x 1,000)	168,990	189,737	290,576	370,719	295,960

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

32

NOTES

33

For More Information

General Money Market Fund, Inc. SEC file number: 811-3207	General California Municipal Money Market Fund SEC file number: 811-4871
General Government Securities Money Market Funds, Inc. SEC file number: 811-3456	General New York Municipal Money Market Fund SEC file number: 811-4870
General Municipal Money Market Funds, Inc. SEC file number: 811-3481

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation GEN-P0412A

General Money Market Funds

Prospectus April 1, 2012	Class B

General Money Market Fund, Inc. (GMBXX)

General Government Securities Money Market Fund (GSBXX)

General Treasury Prime Money Market Fund (GTBXX)

General Municipal Money Market Fund (GBMXX)

General California Municipal Money Market Fund (GENXX)

General New York Municipal Money Market Fund (GNYXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

General Money Market Fund	1
General Government Securities Money Market Fund	4
General Treasury Prime Money Market Fund	7
General Municipal Money Market Fund	9
General California Municipal Money Market Fund	12
General New York Municipal Money Market Fund	15
Fund Details

Goal and Approach	18
Investment Risks	21
Management	22
Shareholder Guide

Buying and Selling Shares	24
General Policies	26
Distributions and Taxes	27
Services for Fund Investors	27
Financial Highlights	29
For More Information

See back cover.

Fund Summary

General Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.34
Total annual fund operating expenses	1.04

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches, repurchase agreements, including tri-party repurchase agreements, asset-backed securities and domestic and foreign commercial paper and other short-term corporate obligations. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

1

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U. S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results.More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.11% Worst Quarter Q4, 2011: 0.01%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.04%	1.35%	1.50%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

2

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3

Fund Summary

General Government Securities Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.34
Total annual fund operating expenses	1.04

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

4

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2006: 1.08% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	1.12%	1.35%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6

Fund Summary

General Treasury Prime Money Market Fund
||A NAME||Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Distribution (Rule 12b-1) fees	.20
Other expenses (including shareholder services fees)	.33
Total annual fund operating expenses	1.03

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in U.S. Treasury securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

7

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q4, 2006: 1.01% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	0.89%	1.15%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

Fund Summary

General Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.35
Total annual fund operating expenses	1.05

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital

9

infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q2, 2007: 0.70% Worst Quarter Q4, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	0.87%	0.94%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting

10

www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11

Fund Summary

General California Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.37
Total annual fund operating expenses	1.07

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California state municipal obligations are not available for investment. In addition, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception,

12

and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2007: 0.69% Worst Quarter Q3, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	0.79%	0.91%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

13

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

Fund Summary

General New York Municipal Money Market Fund
||A NAME||Investment Objective

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	0.20
Other expenses (including shareholder services fees)	0.38
Total annual fund operating expenses	1.08

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. In addition, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception,

15

and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class B shares from year to year. The table shows the average annual total returns of the fund's Class B shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q2, 2007: 0.70% Worst Quarter Q3, 2011: 0.00%

Average Annual Total Returns as of 12/31/11
1 Year	5 Years	10 Years
0.00%	0.86%	0.93%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only).

16

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal, New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

17

Fund Details

General Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Government Securities Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

U.S. government securities are generally considered to be among the highest quality investments available. By investing in these securities, the fund seeks greater credit safety for investors. In exchange for the level of credit safety offered by U.S. government securities, the fund's yield may be lower than the yield of money market funds that do not limit their investments to U.S. government securities.

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The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Treasury Prime Money Market Fund
Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in U.S. Treasury securities.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

General Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

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General California Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal and California state income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.The fund is non-diversified.

General New York Municipal Money Market Fund
Goal and Approach

The fund seeks to maximize current income exempt from federal, New York state and New York City income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, quality, liquidity, and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York City income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York City income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.The fund is non-diversified.

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Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Risks Applicable to General Money Market Fund, General Municipal Money Market Fund, General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

Risks Applicable to General Money Market Fund only:

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

Risks Applicable to Funds That May Invest in U.S. Treasury Securities and/or U.S. Government Securities:

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Risks Applicable to Funds That May Enter Into Repurchase Agreements:

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Risks Applicable to Municipal Money Market Funds:

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• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Risks Applicable to General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

• State-specific risk. The fund is subject to the risk that a state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $278 billion in 187 mutual fund portfolios. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. For the past fiscal year, General California Municipal Money Market Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.18%. Dreyfus waived receipt of its management fee for General Money Market Fund, General Government Securities Money Market Fund, General Treasury Prime Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund pursuant to an undertaking in effect. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.8 trillion in assets under custody and administration and $1.26 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.5 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to

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recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Buying and Selling Shares

Your price for Class B shares is the net asset value per share (NAV).

The fund's securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, liquidity, quality and diversification requirements to help maintain the $1.00 share price.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Applicable to General Money Market Fund and General Government Securities Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 5:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 5:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day.

Applicable to General California Municipal Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund only:

Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is generally calculated at 3:00 p.m. on days the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., or, as to General Treasury Prime Money Market Fund, 6:00 p.m., the shares will be purchased at the NAV determined at 3:00 p.m. and will receive the dividend declared that day.

All times are Eastern time.

How to Buy Shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. The funds offer another class of shares, which is described in a separate prospectus. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

Class B shares are subject to an annual shareholder services fee of 0.25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares are subject to an annual Rule 12b-1 fee of up to 0.20% of the value of the fund's average daily net assets attributable to Class B paid to the fund's distributor for distributing Class B shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Because the municipal money market funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

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The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 9879

Providence, RI 02940-8079

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. The minimum initial investment for traditional, spousal and Roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds of a redemption within a week.

Before selling or writing a check  against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

By Mail – IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

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The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares, call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000) or by Dreyfus TeleTransfer (minimum $500). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer for up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the funds' shares could increase the relevant fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

Each fund reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

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• "redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Each fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, General California Municipal Money Market Fund and General New York Municipal Money Market Fund charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

With respect to any fund, if your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the taxable money market funds are subject to federal income tax, and may be subject to state and local taxes (unless you are investing through a tax-advantaged retirement account).

Each municipal money market fund anticipates that virtually all dividends paid to you will be exempt from federal and, as to General California Municipal Money Market Fund, California, and as to General New York Municipal Money Market Fund, New York state and New York city, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains. With respect to General California Municipal Money Market Fund and General New York Municipal Money Market Fund, for California and New York state and city personal income tax purposes, respectively, distributions derived from interest on municipal securities of California and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to the respective state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS (inside the U.S. only).

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

27

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS (inside the U.S. only). Certain requests require the services of a representative.

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirements planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-DREYFUS (inside the U.S. only).

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs and Education Savings Accounts. Here's where you call for information:

• For traditional, rollover and Roth IRAs and Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

28

Financial Highlights

These financial highlights describe the performance of the fund's Class B shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Year Ended November 30,
General Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.001	.002	.024	.043
Distributions:
Dividends from investment income--net	(.000)[a]	(.001)	(.002)	(.024)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.05	.05	.23	2.48	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.06	1.04	1.03
Ratio of net expenses to average net assets	.20	.28	.72	1.03	1.02
Ratio of net investment income to average net assets	.05	.05	.22	2.43	4.32
Net Assets, end of period ($ x 1,000)	11,943,925	10,916,611	11,314,733	9,865,033	9,090,941

aAmount represents less than $.001 per share.

Year Ended November 30,
General Government Securities Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.018	.042
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.018)	(.042)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.01	1.79	4.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.05	1.04	1.04
Ratio of net expenses to average net assets	.14	.25	.56	1.02	1.01
Ratio of net investment income to average net assets	.00[b]	.00[b]	.01	1.67	4.16
Net Assets, end of period ($ x 1,000)	1,565,127	1,486,561	1,701,151	2,172,308	1,426,190

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

29

Financial Highlights (cont'd)

Year Ended November 30,
General Treasury Prime Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.010	.037
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.010)	(.037)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	1.05	3.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.05	1.07	1.20
Ratio of net expenses to average net assets	.07	.14	.33	.96	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.52	3.60
Net Assets, end of period ($ x 1,000)	2,405,125	1,322,034	1,552,954	2,151,350	229,278

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.001	.018	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.001)	(.018)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.07	1.80	2.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.08	1.05	1.05
Ratio of net expenses to average net assets	.27	.37	.90	.99	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.08	1.77	2.72
Net Assets, end of period ($ x 1,000)	650,946	614,467	661,738	773,940	792,283

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

30

Financial Highlights (cont'd)

Year Ended November 30,
General California Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.015	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.015)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.03	1.51	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.06	1.08	1.05	1.05
Ratio of net expenses to average net assets	.35	.40	.79	1.00	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.03	1.49	2.66
Net Assets, end of period ($ x 1,000)	56,385	58,781	71,843	82,638	92,762

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

Year Ended November 30,
General New York Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.001	.017	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.001)	(.017)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.09	1.73	2.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.07	1.10	1.06	1.08
Ratio of net expenses to average net assets	.32	.38	.92	1.00	1.00
Ratio of net investment income to average net assets	.00[b]	.00[b]	.08	1.65	2.69
Net Assets, end of period ($ x 1,000)	128,409	114,600	159,710	222,877	135,111

aAmount represents less than $.001 per share.

bAmount represents less than .01%.

31

NOTES

32

NOTES

33

For More Information

General Money Market Fund, Inc. SEC file number: 811-3207	General California Municipal Money Market Fund SEC file number: 811-4871
General Government Securities Money Market Funds, Inc. SEC file number: 811-3456	General New York Municipal Money Market Fund SEC file number: 811-4870
General Municipal Money Market Funds, Inc. SEC file number: 811-3481

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation GEN-P0412B

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2011, as revised or amended September 1, 2011, March 1, 2012 and April 1, 2012

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Appreciation Fund, Inc.	DAF	DGAGX	December 31st	May 1st
Dreyfus BASIC Money Market Fund, Inc.	DBMMF	DBAXX	February 28th/29th	July 1st
Dreyfus BASIC U.S. Government Money Market Fund	DBGMMF	DBGXX	February 28th/29th	July 1st
Dreyfus Municipal Bond Opportunity Fund	DMBOF	Class A/PTEBX	April 30th	September 1st
Class C/DMBCX
Class Z/DMBZX
Dreyfus New York AMT-Free Municipal Bond Fund	DNYAFMBF	Class A/PSNYX	November 30th	April 1st
Class C/PNYCX
Class I/DNYIX
Dreyfus Premier Worldwide Growth Fund, Inc.	DPWGF
Dreyfus Worldwide Growth Fund	DWGF	Class A/PGROX	October 31st	March 1st
Class C/PGRCX
Class I/DPWRX
Dreyfus State Municipal Bond Funds	DSMBF
Dreyfus Connecticut Fund	DCTF	Class A/PSCTX	April 30th	September 1st
Class C/PMCCX
Class I/DTCIX
Class Z/DPMZX
Dreyfus Maryland Fund	DMDF	Class A/PSMDX	April 30th	September 1st
Class C/PMDCX
Dreyfus Massachusetts Fund	DMAF	Class A/PSMAX	April 30th	September 1st
Class C/PCMAX
Class Z/PMAZX
Dreyfus Minnesota Fund	DMNF	Class A/PSMNX	April 30th	September 1st
Dreyfus Ohio Fund	DOHF	Class A/PSOHX	April 30th	September 1st
Class C/POHCX
Dreyfus Pennsylvania Fund	DPAF	Class A/PTPAX	April 30th	September 1st
Class C/PPACX
Class Z/DPENX

GRP4-SAI-0412

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

General California Municipal Money Market Fund	GCMMMF	Class A/GCAXX	November 30th	April 1st
Class B/GENXX
General Government Securities Money Market Funds, Inc.	GGSMMF
General Government Securities Money Market Fund	GGSMMF	Class A/GGSXX	November 30th	April 1st
Class B/GSBXX
General Treasury Prime Money Market Fund	GTPMMF	Class A/GTAXX	November 30th	April 1st
Class B/GTBXX
General Money Market Fund, Inc.	GMMF	Class A/GMMXX	November 30th	April 1st
Class B/GMBXX
General Municipal Money Market Funds, Inc.	GMMMF		November 30th	April 1st
General Municipal Money Market Fund	GMMMF	Class A/GTMXX	November 30th	April 1st
Class B/GBMXX
General New York Municipal Money Market Fund	GNYMMMF	Class A/GNMXX	November 30th	April 1st
Class B/GNYXX

*    Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year for funds with fiscal years ended February 28th/29th, April 30th, October 31st and November 30th. "last fiscal year" means the fiscal year ended in the immediately preceding calendar year for DAF, which has a December 31st fiscal year end.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-10
Share Certificates; Signatures	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-11
Fund Exchanges	III-12
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-13
Dreyfus Government Direct Deposit Privilege	III-13
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-15
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-15

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-16
Equity Securities	III-16
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-17
Warrants	III-18
IPOs	III-18
Fixed-Income Securities	III-18
U.S. Government Securities	III-19
Corporate Debt Securities	III-20
Ratings of Securities	III-20
High Yield and Lower-Rated Securities	III-20
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-22
Inflation-Indexed Securities	III-22
Variable and Floating Rate Securities	III-23
Participation Interests and Assignments	III-23
Mortgage-Related Securities	III-24
Asset-Backed Securities	III-28
Collateralized Debt Obligations	III-28
Municipal Securities	III-29
Taxable Investments (municipal or other tax-exempt funds only)	III-34
Funding Agreements	III-34
Real Estate Investment Trusts (REITs)	III-34
Money Market Instruments	III-34
Bank Obligations	III-34
Repurchase Agreements	III-34
Commercial Paper	III-34
Foreign Securities	III-35
Emerging Markets	III-36
Brazil	III-36
Certain Asian Emerging Market Countries	III-37
India	III-37
Depositary Receipts and New York Shares	III-39
Sovereign Debt Obligations	III-39
Eurodollar and Yankee Dollar Investments	III-41
Investment Companies	III-41
Private Investment Funds	III-41
Exchange-Traded Funds (ETFs)	III-41
Exchange-Traded Notes	III-42
Derivatives	III-42
Futures Transactions	III-44
Options	III-45
Swap Transactions	III-45
Credit Linked Securities	III-47
Credit Derivatives	III-47
Structured Securities and Hybrid Instruments	III-48
Participatory Notes	III-48
Custodial Receipts	III-48
Combined Transactions	III-49
Future Developments	III-49
Foreign Currency Transactions	III-49
Commodities	III-50
Short-Selling	III-51
Lending Portfolio Securities	III-51

Borrowing Money	III-51
Borrowing Money for Leverage	III-51
Reverse Repurchase Agreements	III-52
Forward Commitments	III-52
Forward Roll Transactions	III-52
Illiquid Securities	III-53
Illiquid Securities Generally	III-53
Section 4(2) Paper and Rule 144A Securities	III-53
Non-Diversified Status	III-53
Investments in the Technology Sector	III-53
Investments in the Real Estate Sector	III-54
Investments in the Natural Resources Sector	III-54
Money Market Funds	III-55
Ratings of Securities	III-55
Treasury Securities	III-55
U.S. Government Securities	III-55
Repurchase Agreements	III-55
Bank Obligations	III-56
Bank Securities	III-57
Floating and Variable Rate Obligations	III-57
Participation Interests	III-57
Asset-Backed Securities	III-58
Commercial Paper	III-58
Investment Companies	III-58
Foreign Securities	III-58
Municipal Securities	III-58
Derivative Products	III-58
Stand-By Commitments	III-58
Taxable Investments (municipal or other tax-exempt funds only)	III-58
Illiquid Securities	III-59
Borrowing Money	III-59
Reverse Repurchase Agreements	III-59
Forward Commitments	III-59
Interfund Borrowing and Lending Program	III-59
Lending Portfolio Securities	III-59
RATING CATEGORIES	III-59
S&P	III-59
Long-Term Issue Credit Ratings	III-60
Short-Term Issue Credit Ratings	III-61
Municipal Short-Term Note Ratings Definitions	III-62
Moody's	III-62
Long-Term Obligation Ratings and Definitions	III-62
Short-Term Ratings	III-63
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-63
Fitch	III-64
Corporate Finance Obligations — Long-Term Rating Scales	III-64
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-64
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-65
DBRS	III-66
Long Term Obligations	III-66
Commercial Paper and Short Term Debt	III-66
ADDITIONAL INFORMATION ABOUT THE BOARD	III-68
Boards' Oversight Role in Management	III-68
Board Composition and Leadership Structure	III-68

Additional Information About the Boards and Their Committees	III-68
MANAGEMENT ARRANGEMENTS	III-69
The Manager	III-69
Sub-Advisers	III-69
Portfolio Allocation Manager	III-70
Portfolio Managers and Portfolio Manager Compensation	III-70
Certain Conflicts of Interest with Other Accounts	III-75
Code of Ethics	III-76
Distributor	III-76
Transfer and Dividend Disbursing Agent and Custodian	III-77
DETERMINATION OF NAV	III-77
Valuation of Portfolio Securities (funds other than money market funds)	III-77
Valuation of Portfolio Securities (money market funds only)	III-78
Calculation of NAV	III-78
Expense Allocations	III-79
NYSE and Transfer Agent Closings	III-79
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-79
Funds Other Than Money Market Funds	III-79
Money Market Funds	III-80
TAXATION	III-80
Taxation of the Funds	III-80
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-82
Sale, Exchange or Redemption of Shares	III-83
PFICs	III-84
Non-U.S. Taxes	III-84
Foreign Currency Transactions	III-85
Financial Products	III-85
Payments with Respect to Securities Loans	III-85
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-85
Inflation-Indexed Treasury Securities	III-85
Certain Higher-Risk and High Yield Securities	III-86
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-86
Investing in Mortgage Entities	III-87
Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)	III-87
Tax-Exempt Shareholders	III-87
Backup Withholding	III-88
Foreign (Non-U.S.) Shareholders	III-88
The Hiring Incentives to Restore Employment Act	III-89
Possible Legislative Changes	III-90
Other Tax Matters	III-90
PORTFOLIO TRANSACTIONS	III-90
Trading the Funds' Portfolio Securities	III-90
Soft Dollars	III-92
IPO Allocations	III-93
Disclosure of Portfolio Holdings	III-94
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-94
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-95
Massachusetts Business Trusts	III-95
Fund Shares and Voting Rights	III-96

GLOSSARY	III-96

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Clifford L. Alexander, Jr. 1933 Board Member	President of Alexander & Associates, Inc., a management consulting firm	N/A
David W. Burke 1936 Board Member	Corporate Director and Trustee	N/A
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques	N/A
Ernest Kafka 1932 Board Member	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 – present)	N/A

Nathan Leventhal 1943 Board Member	Chairman of the Avery Fisher Artist Program (1997 - present) Commissioner, NYC Planning Commission (2007-2011)	Movado Group, Inc., Director (2003 – present)

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst	Ernest Kafka	Nathan Leventhal

DAF	1995	1981	2007	1990	2007	1981	1989
DBMMF	1995	2007	1994	2007	1992	2007	2007
DBGMMF	1995	2007	1994	2007	1992	2007	2007
DMBOF	1995	1986	2007	1990	2007	1988	1989
DNYAFMBF	1995	1986	2007	1990	2007	1986	1989
DSMBF	1995	1986	2007	1990	2007	1986	1989
DWGF	1995	1982	2007	1990	2007	1986	1989
GCMMMF	1995	1982	2007	1990	2007	1982	1989
GGSMMF	1995	1982	2007	1990	2007	1982	1989
GTPMMF	1995	1982	2007	1990	2007	1982	1989
GMMF	1995	1982	2007	1990	2007	1982	1989
GMMMF	1995	1982	2007	1990	2007	1982	1989
GNYMMMF	1995	1982	2007	1990	2007	1982	1989

Each board member has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc., a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

• David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy. In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. Government-sponsored international broadcasts. Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques. Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc. In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

• Ernest Kafka – Dr. Kafka is a physician, specializing in the psychoanalysis of adults and adolescents. Since 1981, Dr. Kafka has served as an Instructor at the New York Psychoanalytical Institute and, prior thereto, held other teaching positions, including Associate Clinical Professor of Psychiatry at Cornell Medical School. He has held numerous administration positions and has published many articles on subjects in the field of psychoanalysis.

• Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DAF	4	1	1	0
DBMMF	4	1	0	0

Fund	Audit	Nominating	Compensation	Pricing

DBGMMF	4	1	0	0
DMBOF	4	1	0	0
DNYAFMBF	4	0	0	0
DSMBF	4	1	0	2
DWGF	4	0	0	0
GCMMMF	4	0	0	0
GGSMMF	4	0	0	0
GTPMMF	4	0	0	0
GMMF	4	0	0	0
GMMMF	4	0	0	0
GNYMMMF	4	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2011.

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst	Ernest Kafka	Nathan Leventhal

DAF	$1-$10,000	None	None	$10,001-$50,000	None	None	$1-$10,000
DBMMF	None	None	None	None	None	None	None
DBGMMF	None	None	None	None	None	None	None
DMBOF	None	None	None	None	None	None	None
DNYAFMBF	None	None	None	None	None	None	$1-$10,000
DSMBF	None	None	None	None	None	None	None
DWGF	None	None	None	None	None	None	None
GCMMMF	None	None	None	None	None	None	None
GGSMMF	None	None	None	None	None	None	None
GTPMMF	None	None	None	None	None	None	None
GMMF	None	None	None	None	None	None	None
GMMMF	None	None	None	None	None	None	None
GNYMMMF	None	None	None	None	$1-$10,000	None	None
Aggregate holdings in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	$1-$10,000	None	Over $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on March 19, 2012.

As of December 31, 2011, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Currently, the funds pay each board member their respective allocated portions of an annual retainer of $90,000; a single combined per meeting fee of $12,000 for in-person Board meetings of all funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a single combined per meeting fee of $6,000 for in-person Board meetings of less than all funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a per meeting fee of $6,000 for any in-person committee meeting held separately from an in-person Board meeting; and a per meeting fee of $2,000 for any telephonic Board or committee meeting. The Chairman of the Boards receives an additional 25% of such compensation. The funds also reimburse each board member for travel and out-of-pocket expenses in connection with attending board or committee meetings. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2011, were as follows:

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst
DAF	$17,017	$16,619	$13,711	$13,711	$13,711
DBMMF	$6,604	$4,784	$5,283	$5,283	$5,283
DBGMMF	$1,846	$1,337	$1,475	$1,475	$1,475
DMBOF	$3,618	$2,726	$2,894	$2,894	$2,894
DNYAFMBF	$2,904	$2,323	$2,323	$2,323	$2,323
DSMBF	$9,310	$6,917	$7,447	$7,447	$7,447
DWGF	$3,500	$2,800	$2,800	$2,800	$2,800
GCMMMF	$3,110	$2,482	$2,482	$2,482	$2,482
GGSMMF/GTPMMF	$25,437	$21,054	$21,054	$21,054	$21,054
GMMF	$102,665	$82,737	$82,737	$82,737	$82,737
GMMMF	$5,364	$4,288	$4,288	$4,288	$4,288
GNYMMMF	$2,423	$1,937	$1,937	$1,937	$1,937

Total compensation from the funds and fund complex(**)	$1,062,188 (173)	$346,500 (46)	$484,500 (86)	$291,000 (54)	$154,000 (18)

Fund	Rosalind G. Jacobs+	Ernest Kafka	Nathan Leventhal	Jay I. Meltzer++
DAF	$0	$13,711	$13,711	$5,320
DBMMF	$2,208	$5,219	$5,283	$2,088
DBGMMF	$621	$1,458	$1,475	$584
DMBOF	$753	$2,852	$2,894	$1,141
DNYAFMBF	$565	$2,292	$2,323	$933
DSMBF	$1,642	$7,348	$7,447	$2,946
DWGF	$715	$2,763	$2,800	$1,134
GCMMMF	$629	$2,440	$2,482	$1,119
GGSMMF/GTPMMF	$5,034	$20,813	$21,054	$8,310
GMMF	$20,923	$81,661	$82,737	$34,078
GMMMF	$1,072	$4,231	$4,288	$1,764
GNYMMMF	$483	$1,912	$1,937	$795

Total compensation from the funds and fund complex (**)	$94,500 (26)	$152,000 (18)	$322,500 (46)	$63,250 (18)

Fund	Daniel Rose+++	Warren Rudman++++	Sander Vanocur+++++
DAF	$4,774	$6,259	$5,320
DBMMF	$1,871	$2,121	$2,120
DBGMMF	$524	$542	$593
DMBOF	$958	$942	$1,162
DNYAFMBF	$767	$698	$948
DSMBF	$2,730	$2,308	$2,995
DWGF	$914	$797	$1,152
GCMMMF	$927	$734	$1,119
GGSMMF/GTPMMF	$7,034	$6,422	$8,310
GMMF	$27,567	$23,861	$34,078
GMMMF	$1,260	$1,252	$1,764
GNYMMMF	$695	$643	$795

Total compensation from the funds and fund complex (**)	$76,750 (34)	$62,500 (29)	$94,750 (34)

*

Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $54,618 for the calendar year ended December 31, 2011.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member serves.
+

Emeritus board member of DBMMF and DBGMMF since June 9, 2005. In addition, though not a board member of the other funds, Ms. Jacobs received compensation from these funds for attending board meetings in an advisory role.

++	Emeritus board member since July 20, 2008.
+++	Emeritus board member since October 31, 2009.
++++	Emeritus board member since May 18, 2010.
+++++	Emeritus board member since January 8, 2008.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	75 (161)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	76 (188)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	76 (188)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	76 (188)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (188)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (188)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	76 (188)
Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Managing Counsel of BNY Mellon	76 (188)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	76 (188)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	76 (188)
Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	76 (188)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	76 (188)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	76 (188)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	76 (188)
Robert S. Robol 1964 Assistant Treasurer 2003	Senior Accounting Manager – Fixed Income Funds of the Manager	76 (188)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	76 (188)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Robert Svagna 1967 Assistant Treasurer 2005	Senior Accounting Manager – Equity Funds of the Manager	76 (188)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since April 2012; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

71 (183)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	76 (188)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DAF	N/A
DMBOF	Daniel Marques
DNYAFMBF	Steven Harvey
DCTF	N/A
DMDF	N/A
DMAF	N/A
DMNF	N/A
DOHF	N/A
DPAF	N/A
DWGF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mountaga Aw	1	$500.0M	0	$0	0	$0
Daniel Barton	5	$2.5B	0	$0	0	$0

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

David Belton	6	$2.4B	0	$0	0	$0
Jeffrey Burger[1]	3	$1.6B	0	$0	0	$0
Thomas Casey	7	$4.8B	0	$0	151	$1.9B
Catherine Crain	5	$5.3B	0	$0	96	$3.8B
Steven Harvey	3	$1.0B	0	$0	70	$1.5B
Jeff Jacobe	5	$5.3B	1	$15.0M	81	$3.9B
Gentry Lee	5	$5.3B	16	$2.1B	151	$5.9B
Daniel Rabasco[2]	4	$2.9M	5	$1.3M	6	$1.1M
Fayez Sarofim	5	$5.3B	16	$2.1B	430	$12.9B
Christopher Sarofim	5	$5.3B	0	$0	13	$2.2B
Charles Sheedy	5	$5.3B	14	$2.0B	65	$1.9B
James Welch	11	$5.0B	0	$0	44	$3.5B

1 Although already a portfolio manager of DMDF, Mr. Burger became a portfolio manager of DCTF, DMNF and DOHF effective February 7, 2012. As a result, his information is as of December 31, 2011.

2 Mr. Rabasco became a portfolio manager of DMBOF and DPAF effective February 7, 2012. As a result, his information is as of December 31, 2011.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Mountaga Aw	None	N/A	N/A
Daniel Barton	None	N/A	N/A
David Belton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Catherine Crain	None	N/A	N/A
Steven Harvey	None	N/A	N/A
Jeff Jacobe	None	N/A	N/A
Gentry Lee	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Fayez Sarofim	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Charles Sheedy	None	N/A	N/A
James Welch	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mountaga Aw	DMBOF	None
Daniel Barton	DCTF	None
David Belton	DMAF	None*
	DMDF	None*

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	DMNF	None
	DOHF	None
	DNYAFMBF	None
Jeffrey Burger	DCTF	None*
	DMNF	None*
	DOHF	None*
	DMDF	None
Thomas Casey	DMAF	None
	DNYAFMBF	None
Catherine Crain	DAF	None
	DWGF	None
Steven Harvey	DPAF	None
Jeff Jacobe	DAF	None
	DWGF	None
Gentry Lee	DAF	$1 -$10,000
	DWGF	None
Daniel Rabasco	DMBOF	None*
	DPAF	None*
Fayez Sarofim	DAF	Over $1,000,000
	DWGF	Over $1,000,000
Christopher Sarofim	DAF	None
	DWGF	None
Charles Sheedy	DAF	None
	DWGF	None

* As of December 31, 2011

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the amounts waived by the Manager and the net fees paid by the fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DBMMF	$4,000,045	$2,504,975	$1,495,070	$5,025,757	$2,403,945	$2,621,812	$6,113,055	$1,998,004	$4,115,051
DBGMMF	$1,114,611	$1,005,893	$108,718	$1,463,133	$831,666	$631,467	$1,913,125	$722,630	$1,190,495
DMBOF	$2,885,045	$0	$2,885,045	$3,018,186	$0	$3,018,186	$3,055,999	$0	$3,055,999
DNYAFMBF	$2,016,970	$0	$2,016,970	$1,968,965	$0	$1,968,965	$801,798	$239,832	$561,966
DCTF	$2,045,374	$0	$2,045,374	$2,061,539	$0	$2,061,539	$2,000,989	$0	$2,000,989
DMDF	$943,569	$0	$943,569	$957,605	$0	$957,605	$974,080	$0	$974,080
DMAF	$1,126,419	$0	$1,126,419	$1,158,678	$0	$1,158,678	$1,151,890	$0	$1,151,890
DMNF	$708,822	$0	$708,822	$707,974	$0	$707,974	$639,590	$0	$639,590
DOHF	$830,003	$0	$830,003	$881,249	$0	$881,249	$921,625	$0	$921,625
DPAF	$1,074,400	$0	$1,074,400	$1,102,561	$0	$1,102,561	$1,072,666	$0	$1,072,666
DWGF	$3,462,067	$0	$3,462,067	$3,202,067	$0	$3,202,067	$3,011,959	$0	$3,011,959
GCMMMF	$1,910,012	$1,226,608	$683,404	$2,783,459	$1,312,205	$1,471,254	$4,136,370	$429,982	$3,706,388
GGSMMF	$8,051,866	$8,051,866	$0	$8,363,168	$8,363,168	$0	$10,072,644	$9,540,544	$532,100
GTPMMF	$8,613,815	$8,613,815	$0	$7,200,678	$7,200,678	$0	$9,356,087	$9,356,087	$0
GMMF	$66,585,644	$66,585,644	$0	$63,416,885	$63,416,885	$0	$61,297,509	$38,365,768	$22,931,741
GMMMF	$3,440,166	$3,440,166	$0	$3,673,682	$3,673,682	$0	$4,394,614	$1,284,750	$3,109,864

GNYMMMF	$1,524,241	$1,524,241	$0	$1,853,532	$1,635,681	$217,851	$2,498,385	$426,247	$2,072,138

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAF	$7,176,415	$0	$7,176,415	$6,703,150	$0	$6,703,150	$10,087,669	$0	$10,087,669

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DAF	Sarofim & Co.	0.2175%	0.25%
DWGF	Sarofim & Co.	0.2175%	0.25%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the amounts waived by the Sub-Adviser and the net fees paid were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DWGF/ Sarofim & Co.*	$1,004,000	$0	$1,004,000	$928,599	$0	$928,599	$913,317	$0	$913,317

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAF/Sarofim & Co.*	$4,694,347	$0	$4,694,347	$5,457,188	$0	$5,457,188	$9,742,669	$0	$9,742,669

* Under the Sub-Investment Advisory Agreements with Sarofim  &Co., which were amended effective August 3, 2009,

the fund, with respect to DAF, and the Manager, with respect to DWGF, agreed to pay Sarofim & Co. a monthly sub-

investment advisory fee at an annual rate as follows: $0 to $25 million - 0.11%; $25 to $75 million - 0.18%;

$75 to $200 million - 0.22%; $200 to $300 million - 0.26% and $300 million or more - 0.275%.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DMBOF	Total commissions (A shares)	$28,590	$31,708	$94,407
	Commission amount retained	$10,378	$14,420	$11,475
	Total CDSCs	$3,707	$6,119	$30,595
	CDSC amount retained	$3,707	$6,119	$30,595

DNYAFMBF	Total commissions (A shares)	$8,504	$11,504	$16,570
	Commission amount retained	$5,006	$10,080	$10,458
	Total CDSCs	$64	$1,516	$6,829
	CDSC amount retained	$64	$1,516	$6,829

DCTF	Total commissions (A shares)	$38,432	$31,851	$37,418
	Commission amount retained	$36,611	$17,427	$33,561
	Total CDSCs	$11,410	$4,815	$14,417
	CDSC amount retained	$11,410	$4,815	$14,417

DMDF	Total commissions (A shares)	$31,240	$25,410	$27,004
	Commission amount retained	$10,137	$11,971	$19,060
	Total CDSCs	$726	$5,607	$8,587
	CDSC amount retained	$726	$5,607	$8,587

DMAF	Total commissions (A shares)	$2,486	$4,816	$11,609
	Commission amount retained	$907	$2,769	$3,670
	Total CDSCs	$36	$2,090	$8,037
	CDSC amount retained	$36	$2,090	$8,037

DMNF	Total commissions (A shares)	$14,176	$28,552	$52,496
	Commission amount retained	$6,246	$19,169	$5,155
	Total CDSCs	$1,557	$12,219	$7,988
	CDSC amount retained	$1,557	$12,219	$7,988

DOHF	Total commissions (A shares)	$9,924	$10,932	$66,317
	Commission amount retained	$4,056	$5,380	$8,202
	Total CDSCs	$1,090	$4,031	$12,339
	CDSC amount retained	$1,090	$4,031	$12,339

DPAF	Total commissions (A shares)	$17,057	$12,416	$11,165
	Commission amount retained	$4,277	$8,973	$7,758
	Total CDSCs	$1,187	$2,397	$4,050
	CDSC amount retained	$1,187	$2,397	$4,050

DWGF	Total commissions (A shares)	$67,630	$51,320	$139,499
	Commission amount retained	$31,648	$18,768	$25,005
	Total CDSCs	$9,394	$21,758	$29,587
	CDSC amount retained	$9,394	$21,758	$29,587

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DAF	Shareholder Services Plan	N/A	$5,395,801	N/A	N/A	$5,395,801
DBMMF	Shareholder Services Plan	N/A	$443,814	N/A	N/A	$443,814

DBGMMF	Shareholder Services Plan	N/A	$148,213	N/A	N/A	$148,213

DMBOF	Distribution Plan	Class C	$109,669	N/A	N/A	$109,669
	Shareholder Services Plan	Class A	$635,842	N/A	N/A	$635,842
		Class C	$36,556	N/A	N/A	$36,556
		Class Z	$508,029	N/A	N/A	$508,029

DNYAFMBF	Distribution Plan	Class C	$95,105	N/A	N/A	$95,105

	Shareholder Services Plan	Class A	$874,555	N/A	N/A	$874,555
		Class C	$31,702	N/A	N/A	$31,702

DCTF	Distribution Plan	Class C	$133,485	N/A	N/A	$133,485
	Shareholder Services Plan	Class A	$586,689	N/A	N/A	$586,689
		Class C	$44,495	N/A	N/A	$44,495
		Class Z	$47,430	N/A	N/A	$47,430

DMDF	Distribution Plan	Class C	$29,831	N/A	N/A	$29,831
	Shareholder Services Plan	Class A	$416,265	N/A	N/A	$416,265
		Class C	$9,944	N/A	N/A	$9,944

DMAF	Distribution Plan	Class C	$25,581	N/A	N/A	$25,581
	Shareholder Services Plan	Class A	$98,341	N/A	N/A	$98,341
		Class C	$8,527	N/A	N/A	$8,527
		Class Z	$72,761	N/A	N/A	$72,761

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DMNF	Distribution Plan	Class C	$56,278	N/A	N/A	$56,278
	Shareholder Services Plan	Class A	$302,327	N/A	N/A	$302,327
		Class C	$18,759	N/A	N/A	$18,759

DOHF	Distribution Plan	Class C	$51,387	N/A	N/A	$51,387
	Shareholder Services Plan	Class A	$358,860	N/A	N/A	$358,860
		Class C	$17,129	N/A	N/A	$17,129

DPAF	Distribution Plan	Class C	$43,050	N/A	N/A	$43,050
	Shareholder Services Plan	Class A	$330,792	N/A	N/A	$330,792
		Class C	$14,350	N/A	N/A	$14,350
		Class Z	$23,544	N/A	N/A	$23,544

DWGF	Distribution Plan	Class C	$382,734	N/A	N/A	$382,734
	Shareholder Services Plan	Class A	$998,580	N/A	N/A	$998,580
		Class C	$127,578	N/A	N/A	$127,578

GCMMMF	Distribution Plan	Class B	$124,096	$2,099	N/A	$126,195
	Shareholder Services Plan	Class A	$123,357	N/A	N/A	$123,357
		Class B	$155,120	N/A	$42,351	$112,769

GGSMMF	Service Plan	Class A	$263,657	$3,637	N/A	$267,294
	Distribution Plan	Class B	$2,957,089	$40,695	N/A	$2,997,784
	Shareholder Services Plan	Class A	$33,516	N/A	N/A	$33,516
		Class B	$3,696,362	N/A	$206,200	$3,490,162

GTPMMF	Service Plan	Class A	$174,337	$1,590	N/A	$175,927
	Distribution Plan	Class B	$3,271,189	$36,069	N/A	$3,307,258

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Shareholder Services Plan	Class A	$1,799	N/A	$459	$1,340
		Class B	$4,088,987	N/A	$129,519	$3,959,468

GMMF	Service Plan	Class A	$3,541,582	$54,803	N/A	$3,596,385
	Distribution Plan	Class B	$23,092,676	$356,244	N/A	$23,448,920
	Shareholder Services Plan	Class A	$167,085	N/A	N/A	$167,085
		Class B	$28,865,844	N/A	$1,951,416	$26,914,428

GMMMF	Distribution Plan	Class B	$1,248,454	$10,210	N/A	$1,258,664
	Shareholder Services Plan	Class A	$31,667	N/A	N/A	$31,667
		Class B	$1,560,568	N/A	N/A	$1,560,568

GNYMMMF	Distribution Plan	Class B	$236,159	$3,658	N/A	$239,817
	Shareholder Services Plan	Class A	$131,770	N/A	N/A	$131,770
		Class B	$295,198	N/A	N/A	$295,198

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price	Per Share Sales Charge as a Percentage of NAV Per Share	Per Share Offering Price to Public

DMBOF	$11.85	4.50% of offering price (4.70% of NAV per share)	$0.56	$12.41
DNYAFMBF	$14.62	4.50% of offering price (4.70% of NAV per share)	$0.69	$15.31
DCTF	$11.32	4.50% of offering price (4.70% of NAV per share)	$0.53	$11.85
DMDF	$11.64	4.50% of offering price (4.70% of NAV per share)	$0.55	$12.19

Fund	NAV per share	Sales Charge as a Percentage of Offering Price	Per Share Sales Charge as a Percentage of NAV Per Share	Per Share Offering Price to Public

DMAF	$11.05	4.50% of offering price (4.70% of NAV per share)	$0.52	$11.57
DMNF	$14.73	4.50% of offering price (4.70% of NAV per share)	$0.69	$15.42
DOHF	$11.54	4.50% of offering price (4.70% of NAV per share)	$0.54	$12.08
DPAF	$15.51	4.50% of offering price (4.70% of NAV per share)	$0.73	$16.24
DWGF	$42.06	5.75% of offering price (6.10% of NAV per share)	$2.57	$44.63

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBOF[1]	DNYAFMBF[2]	DCTF[3]	DMDF[4]
AAA	Aaa	AAA	27.6%	21.6%	33%	33.2%
AA	Aa	AA	22.0%	35.4%	20.05%	27.8%
A	A	A	26.0%	26.8%	17.2%	19.7%
BBB	Baa	BBB	13.1%	13.1%	19.3%	9.5%
BB	Ba	BB	1.2%	1.1%	2.3%	2.0%
B	B	B	0.4%	-	-	-
CCC	Caa	CCC	0.2%	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	0.4%	0.8%	0.9%	-
Not Rated	Not Rated	Not Rated	9.1%	1.2%	6.8%	7.8%
Total			100.0%	100.0%	100.0%	100.0%

Fitch	Moody's	S&P	DMAF[5]	DMNF[6]	DOHF[7]	DPAF[8]
AAA	Aaa	AAA	30.2%	20.2%	21.2%	22.3%
AA	Aa	AA	32.7%	37.9%	38.5%	35.0%
A	A	A	21.5%	31.5%	13.3%	23.0%
BBB	Baa	BBB	10.5%	6.5%	9.7%	14.0%
BB	Ba	BB	-	-	0.6%	1.4%
B	B	B	-	0.4%	0.4%	-
CCC	Caa	CCC	-	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	0.5%	-	0.8%	-
Not Rated	Not Rated	Not Rated	4.6%	3.5%	15.5%	4.3%
Total			100.0%	100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (2.4%); AA/Aa (2.2%); BBB/Baa (2.1%); BB/Ba

(1.9%); B/B (0.2%) and DDD (0.3%).

2  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (1.2%).

3  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (2.1%); A/A (3.3%); BBB/Baa (1.1%) and BB/Ba

(0.3%).

4  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (1.6%); BB/Ba (4.0%); B/B (1.9%) and Caa/CCC

(0.3%).

5  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (0.4%) and BBB/Baa (4.2%).

6  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.7%); AA/Aa (0.2%); A/A (0.1%); BBB/Baa (0.7%) and BB/Ba (0.8%).

7  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.5%); AA/Aa (1.4%); A/A (3.5%); BBB/Baa

(7.1%) and BB/Ba (2.0%).

8  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (2.4%) and BB/Ba (1.9%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	GCMMMF[1]	GMMMF[1]	GNYMMMF[1]
F-1+/F-1	VMIG 1/MIG 1, P-1	SP1+/SP1, A1+/A1	99.2%	90.7%	82.4%
F-2+F-2	VMIG 2/MIG 2, P-2	SP2+/SP2	-	-	-
AAA/AA	Aaa/Aa	AAA/AA	0.6%	4.4%	9.3%
Not Rated	Not Rated	Not Rated	0.2%	4.9%	8.3%
Total			100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 or SP1+/SP1 rating categories.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAF	J.P. Morgan Securities Inc.	$70,349,000

DBMMF	Rabo Securities USA, Inc.	$10,000,000
	Deutsche Bank Securities Inc.	$40,000,000
	Barclays Capital Inc.	$35,000,000
	Credit Suisse (USA) Inc.	$100,000,000

DBGMMF	Deutsche Bank Securities Inc.	$20,000,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Barclays Capital Inc.	$16,000,000
	Bank of America, N.A.	$25,000,000
	HSBC Securities (USA) Inc.	$15,000,000
	Morgan Stanley	$25,000,000

DMBOF	N/A	N/A

DNYAFMBF	N/A	N/A

DSMBF	N/A	N/A

DWGF	J.P. Morgan Securities Inc.	$2,263,000

GCMMMF	N/A	N/A

GGSMMF	RBS Securities Inc.	$255,000,000
	HSBC Securities (USA) Inc.	$196,000,000
	Credit Agricole Cheuvreux North America, Inc.	$158,000,000
	Bank of America NA	$150,000,000
	Barclays Capital Inc.	$98,000,000
	Deutsche Bank Securities Inc.	$98,000,000

GTPMMF	N/A	N/A

GMMF	RBS Securities Inc.	$1,100,000,000
	Barclays Capital Inc.	$1,474,000,000
	Credit Suisse (USA) Inc.	$1,100,000,000
	RBC Capital Markets Corp.	$455,000,000
	Bank of Nova Scotia	$600,000,000

GMMMF	N/A	N/A

GNYMMMF	N/A	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DBMMF	N/A	N/A	N/A	N/A	N/A	N/A
DBGMMF	N/A	N/A	N/A	N/A	N/A	N/A
DMBOF	N/A	N/A	N/A	N/A	N/A	N/A
DNYAFMBF	N/A	N/A	N/A	N/A	N/A	N/A
DSMBF	N/A	N/A	N/A	N/A	N/A	N/A
DWGF	$62,407	$0	$75,513	$0	$64,407	$0

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

GCMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GGSMMF	N/A	N/A	N/A	N/A	N/A	N/A
GTPMMF	N/A	N/A	N/A	N/A	N/A	N/A
GMMF	N/A	N/A	N/A	N/A	N/A	N/A
GMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GNYMMMF	N/A	N/A	N/A	N/A	N/A	N/A

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAF	$802,711	$0	$522,435	$0	$905,454	$0

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DAF	The fund experienced a dramatic decline in assets in 2008, forcing the sale of portfolio securities, and a significant increase in assets in 2010, giving rise to purchases of securities.
DBMMF	N/A
DBGMMF	N/A
DMBOF	N/A
DNYAFMBF	N/A
DSMBF	N/A
DWGF	N/A
GCMMMF	N/A
GGSMMF	N/A
GTPMMF	N/A
GMMF	N/A
GMMMF	N/A
GNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DAF	N/A	N/A
DBMMF	N/A	N/A
DBGMMF	N/A	N/A
DMBOF	N/A	N/A
DNYAFMBF	N/A	N/A
DSMBF	N/A	N/A
DWGF	N/A	N/A
GCMMMF	N/A	N/A
GGSMMF	N/A	N/A

Fund	Transactions	Related Commissions/Concessions

GTPMMF	N/A	N/A
GMMF	N/A	N/A
GMMMF	N/A	N/A
GNYMMMF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DAF	The fund experienced a significant increase in assets in 2010.
DMBOF	N/A
DNYAFMBF	N/A
DSMBF	N/A
DWGF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

March 19, 2012	DNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.23%

			Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.71%

		Class C	Citigroup Global Markets Inc. 333 W. 34 St. New York, NY 10001-2402	5.01%

			Merrill Lynch 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	16.21%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	13.99%

Date	Fund	Class	Name & Address	Percent Owned
			Henry Rothschild & Gertrude F. Rothschild JT TEN New York, NY	11.10%

			American Enterprise Investment Svc FBO # 41999970 707 2nd Ave., South Minneapolis, MN 55402-2405	12.14%

			Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	13.37%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	8.09%

		Class I	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	32.55%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	54.35%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3F Jersey City, NJ 07311	8.02%

March 19, 2012	GCMMMF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.37%

			Boston & Co. 3 Mellon Bank Center Pittsburgh, PA 15259-0001	8.42%

			Jean-Luc Vaillant 20345 Williams Ave. Saratoga, CA 95070-5458	9.27%

		Class B	Crowell Weedon & Co. For the Exclusive Benefit of Customers Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	38.86%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.22%

Date	Fund	Class	Name & Address	Percent Owned
			Stifel, Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 North Broadway St. Louis, MO 63102-2110	44.02%

March 19, 2012	GGSMMF	Class A	Morgan Keegan & Co. Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-1199	65.99%

		Class B	SWS Securities, Inc. Attn. Money Market 1201 Elm St. Dallas, TX 75270-2180	5.17%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.12%

			Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	31.81%

			Robert W. Baird & Co. Inc. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	10.30%

			Morgan Keegan & Co. Inc. for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-1199	26.81%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1675	6.97%

March 19, 2012	GTPMMF	Class A	Crowell Weedon & Co. for the Exclusive Benefit of Customers 624 South Grand Avenue, Ste, 2510 Los Angeles, CA 90017-3329	10.91%

			Morgan Keegan & Co. for the Exclusive Benefits of Customers 50 North Front Street Memphis, TN 38103-1199	83.38%

Date	Fund	Class	Name & Address	Percent Owned
		Class B	Crowell Weedon & Co. For the Exclusive Benefit of Customer Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	8.85%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	33.87%

			Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	32.38%

March 19, 2012	GMMF	Class A	Morgan Keegan & Co. Inc. For the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-1199	21.44%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	23.56%

			American Enterprise Investment Services, Inc. 5413 Ameriprise Financial Center Minneapolis, MN 55474-0001	37.36%

		Class B	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	24.82%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 5320-0672	14.83%

			Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customer 500 N. Broadway St. Louis, MO 63102-2188	37.28%

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2002	7.55%

Date	Fund	Class	Name & Address	Percent Owned
			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-1199	32.87%

March 19, 2012	GMMMF	Class A	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	32.88%

			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-1199	32.87%

			Stoever Glass & Co. 30 Wall St. New York, NY 10005-2201	10.43%

		Class B	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	30.24%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	8.95%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	14.38%

			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	23.91%

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2180	23.91%

			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-1199	13.78%

March 19, 2012	GNYMMMF	Class A	Theodore R. Bigman New York, New York	9.97%

		Class B	Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	29.49%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC Box 2052 Jersey City, NJ 07303-2052	14.61%

			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	43.90%

February 15, 2012	DWGF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.02%

			Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	9.94%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.11%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	5.98%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	5.44%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	29.21%

			Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001-2402	5.36%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	12.68%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.77%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.45%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.92%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37.88%

			Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	16.38%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.16%

August 15, 2011	DMBOF	Class A	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	6.23%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.38%

			Merrill Lynch 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	7.51%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.12%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	22.78%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	20.19%

			National Financial Services 82 Devonshire St., G10G Boston, MA 02109-3605	7.94%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.14%

			American Enterprise Investment SVC FBO 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	9.93%

Date	Fund	Class	Name & Address	Percent Owned
		Class Z	Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.77%

August 15, 2011	DCTF	Class A	Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL, 32246-6484	10.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.95%

		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.66%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.63%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.05%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.46%

			Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4151	18.25%

		Class I	SEI Private Tr. Co. c/o Mellon Bank ID 225 Attn. Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	67.84%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.43%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	13.74%

Date	Fund	Class	Name & Address	Percent Owned
		Class Z	Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA	7.36%

August 15, 2011	DMDF	Class A	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.78%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.29%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	8.19%

			National Financial Services 82 Devonshire Street Boston, MA	8.38%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	10.71%

		Class C	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	25.19%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.80%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.66%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	15.39%

			Nancy L. Chen and Donna Louis, JTWROS Parkville, MD	9.09%

August 15, 2011	DMAF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.70%

			JLSE M. Lohrer Trustee The JLSE M. Lohrer Trust UA dtd 7/25/05 Carlisle, MA	8.85%

Date	Fund	Class	Name & Address	Percent Owned
			American Enterprise Investment SVC FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	5.18%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.86%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	6.56%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.90%

			Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.16%

		Class C	Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	54.47%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	12.59%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.76%

			American Enterprise Investment SVC FBO 41999970 707 2nd Avenue South Minneapolis, MN 55402-2405	6.88%

			Cornelius P. McGroary Trustee, Cornelius P. McGroary Living Trust, UA dtd 5/9/07 Duxbury, MA	5.24%

		Class Z	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.74%

			Charles Schwab & Co., Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	7.36%

Date	Fund	Class	Name & Address	Percent Owned
August 15, 2011	DMNF	Class A	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	16.89%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.99%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.76%

			Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.47%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL	22.73%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.96%

			American Enterprise Investment SVC FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	28.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.18%

			Roger E. Anderson Revocable Trust U/A 1/11/02 Minneapolis, MN	6.60%

August 15, 2011	DOHF	Class A	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	21.38%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.26%

Date	Fund	Class	Name & Address	Percent Owned
			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	8.84%
		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	24.80%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	19.47%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	19.65%

			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.89%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.80%

			American Enterprise Investment SVC FBO 41999970 707 2nd Avenue South Minneapolis, MN 55402-2405	5.36%

August 15, 2011	DPAF	Class A	National Financial Services, LLC 82 Devonshire Street Boston, MA 02109-3605	15.49%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.42%

			Citigroup Global Markets Inc. 333 W. 34 Street New York, NY 10001-2402	7.87%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.49%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	28.02%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.49%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.10%

			E Diane Blandino Pittsburgh, PA	5.36%

		Class Z	MAC & CO A/C PEOF 1749712 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	13.63%

			Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	9.33%

			National Financial Services, LLC 82 Devonshire Street Boston, MA 02109-3605	9.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.70%

June 15, 2011	DBMMF	N/A	First Clearing, LLC 10750 Wheat First Drive Attn Mutual Fund Operations Glen Allen, VA 23060-9243	20.43%

April 14, 2011	DAF	N/A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.87%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.49%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	24.27%

			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.97%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Appreciation Fund and each General Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, is $1,000 for full-time or part-time employees of the Manager or any of its affiliates, directors of the Manager, board members of a fund advised by the Manager, or the spouse or minor child of any of the foregoing, and $50 for full-time or part-time employees of the Manager or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund except Dreyfus BASIC Money Market Fund, Dreyfus BASIC U.S. Government Money Market Fund and the Class B shares of each General Fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund, except Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund, General Government Securities Money Market Fund and General Money Market Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Multi-Class Funds

The share classes of each Multi-Class Fund are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund converted to Class A shares.

Dreyfus Worldwide Growth Fund offered Class T shares prior to February 4, 2009.

Class A shares of Dreyfus Worldwide Growth Fund may be purchased at net asset value without a sales load if a shareholder was a holder of shares of Dreyfus Global Growth Fund and received Class A shares of Dreyfus Worldwide Growth Fund on August 28, 2002 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28, 2002.

Holders of Class I shares of Dreyfus Worldwide Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Certain broker-dealers and other financial institutions maintaining accounts with (a) Dreyfus Connecticut Intermediate Municipal Bond Fund, (b) Dreyfus Massachusetts Intermediate Municipal Bond Fund or Dreyfus Massachusetts Tax Exempt Bond Fund, (c) Dreyfus Pennsylvania Intermediate Municipal Bond Fund, or (d) General Municipal Bond Fund, at the time of the reorganization of such fund, may open new accounts in Class Z of (a) Dreyfus Connecticut Fund, (b) Dreyfus Massachusetts Fund, (c) Dreyfus Pennsylvania Fund or (d) Dreyfus Municipal Bond Opportunity Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus Appreciation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Worldwide Growth Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, neither fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $1,000 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check, and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus if applicable.

Wire Redemption Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. The redemption proceeds minimum is $5,000 per day.

General Funds. By using the Wire Redemption Privilege, you authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or, with respect to Class A shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 3:00 p.m., Eastern time, with respect to General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Money Market Fund or prior to 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on such day, and the shares will not receive the dividend declared on that day; otherwise each fund will initiate payment on the next business day and the shares will receive the dividend on that day.

Dreyfus TeleTransfer Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. The redemption proceeds minimum is $1,000.

General Funds. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Redemption Through an Authorized Entity

General Funds. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Money Market Fund or by 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services
Dreyfus Worldwide Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*
Corporate Pension/Profit-Sharing and Retirement Plans

General California Municipal Money Market Fund General Municipal Money Market Fund General New York Municipal Money Market Fund	Fund Exchanges Dreyfus Auto-Exchange Privilege Dreyfus Automatic Asset Builder® Dreyfus Government Direct Deposit Privilege Dreyfus Payroll Savings Plan Dreyfus Dividend Options Automatic Withdrawal Plan
General Government Securities Money Market Fund General Treasury Prime Money Market Fund General Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Appreciation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan†
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

*Letter of Intent applicable to Class A Shares only.
†Dreyfus Payroll Savings Plan applicable to Class Z Shares only of Dreyfus Municipal Bond Opportunity Fund.

Fund Exchanges

General Funds. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the funds, online. The ability to issue exchange instructions by telephone is given to shareholders of each fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

BASIC Funds. With respect to Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, you will be charged a $5.00 fee for each exchange you make out of your fund. This fee will be deducted from your account and paid to the Transfer Agent; however each fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Worldwide Growth Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus Municipal Bond Opportunity Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of Class A and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the shareholders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund Dreyfus New York AMT-Free Municipal Bond Fund	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General Government Securities Money Market Fund General Money Market Fund General Treasury Prime Money Market Fund	Class A	Service Plan (12b-1 and servicing)

The fund pays the Distributor 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Pursuant to the Plan, Class A shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services to the holders of Class A shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Distribution Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class B shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents in respect of these services.

Dreyfus Appreciation Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of the fund. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services and determines the amounts to be paid.

Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

*As applicable to the funds listed (not all funds have all classes shown).
**The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

***Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About  Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities[3]	Zero Coupon Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Appreciation Fund	✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Connecticut Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Maryland Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Massachusetts Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Minnesota Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Ohio Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Pennsylvania Fund			✓	✓[2]	✓ (up to 30% of net assets)	✓ (municipal securities only)
Dreyfus Worldwide Growth Fund	✓	✓		✓	✓	✓

1. Includes common and preferred stock, convertible securities and warrants. Dreyfus Appreciation Fund is  limited to investing up to 2% of its net assets in warrants, and Dreyfus Worldwide Growth Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2. See "Money Market Instruments" below.

3. Except for Dreyfus Worldwide Growth Fund, municipal securities only.

Dreyfus Worldwide Growth Fund currently intends to invest less than 35% of its assets in high-yield and lower rated securities.

For each of Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund , Dreyfus Worldwide Growth Fund and each of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund (each, a" Dreyfus State Fund"), the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund	✓	✓ (municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus Connecticut Fund	✓	✓ (municipal securities only)
Dreyfus Maryland Fund	✓	✓ (municipal securities only)
Dreyfus Massachusetts Fund	✓	✓ (municipal securities only)
Dreyfus Minnesota Fund	✓	✓ (municipal securities only)
Dreyfus Ohio Fund	✓	✓ (municipal securities only)
Dreyfus Pennsylvania Fund	✓	✓ (municipal securities only)
Dreyfus Worldwide Growth Fund

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities[5]	Emerging Markets	Depositary Receipts[6]	Sovereign Debt Obligations and Brady Bonds
Dreyfus Appreciation Fund				✓	✓		✓

4. For Dreyfus Appreciation Fund only, includes short-term U.S. Government Securities, bank obligations, repurchase agreements and commercial paper.

For Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund, (1) when the Adviser determines that adverse market conditions exist, the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) the fund may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

For Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus Municipal Bond Opportunity Fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus New York AMT-Free Municipal Bond Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City personal income taxes. When a Dreyfus State Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal and, where applicable, State personal income taxes. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

5. Dreyfus Appreciation Fund may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

6. Dreyfus Appreciation Fund may invest in U.S. dollar-denominated ADRs and New York Shares only.

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities[5]	Emerging Markets	Depositary Receipts[6]	Sovereign Debt Obligations and Brady Bonds
Dreyfus Municipal Bond Opportunity Fund	✓			✓
Dreyfus New York AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Connecticut Fund	✓			✓
Dreyfus Maryland Fund	✓			✓
Dreyfus Massachusetts Fund	✓			✓
Dreyfus Minnesota Fund	✓			✓
Dreyfus Ohio Fund	✓			✓
Dreyfus Pennsylvania Fund	✓			✓
Dreyfus Worldwide Growth Fund				✓	✓		✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[7]	Options Transactions[8]
Dreyfus Appreciation Fund		✓				✓
Dreyfus Municipal Bond Opportunity Fund		✓			✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Connecticut Fund		✓			✓	✓
Dreyfus Maryland Fund		✓			✓	✓
Dreyfus Massachusetts Fund		✓			✓	✓
Dreyfus Minnesota Fund		✓			✓	✓
Dreyfus Ohio Fund		✓			✓	✓
Dreyfus Pennsylvania Fund		✓			✓	✓
Dreyfus Worldwide Growth Fund		✓

7. The funds may enter into futures contracts in U.S. domestic markets only.

8. Dreyfus Appreciation Fund may only write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund each may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund
Dreyfus Worldwide Growth Fund

Fund	Foreign Currency Transactions	Commodities	Short-Selling[9]	Lending Portfolio Securities	Borrowing Money[10]
Dreyfus Appreciation Fund	✓			✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus Connecticut Fund			✓	✓	✓
Dreyfus Maryland Fund			✓	✓	✓
Dreyfus Massachusetts Fund			✓	✓	✓
Dreyfus Minnesota Fund			✓	✓	✓
Dreyfus Ohio Fund			✓	✓	✓
Dreyfus Pennsylvania Fund			✓	✓	✓
Dreyfus Worldwide Growth Fund	✓			✓	✓

9. Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

10. Except for Dreyfus New York AMT-Free Municipal Bond Fund, each fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus New York AMT-Free Municipal Bond Fund may borrow from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Fund	Borrowing Money for Leverage[10]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Appreciation Fund					✓
Dreyfus Municipal Bond Opportunity Fund			✓		✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Connecticut Fund			✓		✓
Dreyfus Maryland Fund			✓		✓
Dreyfus Massachusetts Fund			✓		✓
Dreyfus Minnesota Fund			✓		✓
Dreyfus Ohio Fund			✓		✓
Dreyfus Pennsylvania Fund			✓		✓
Dreyfus Worldwide Growth Fund			✓		✓

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements[11]	Bank Obligations[12]	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund	✓	✓
General California Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
General Government Securities Money Market Fund	✓	✓
General Money Market Fund	✓	✓	✓	✓	✓
General Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)
General New York Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
General Treasury Prime Money Market Fund	✓				✓

11. For each of Dreyfus BASIC U.S. Government Money Market Fund and General Government Securities Money Market Fund, up to 20% of the value of the fund's net assets may consist of repurchase agreements collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality.

12. Dreyfus BASIC Money Market Fund normally will invest at least 25% of its assets in bank obligations. Additionally, the fund may only purchase bank obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks.

For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, see the definition of Money Fund Taxable Investments following this chart.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities[13]	Foreign Securities [14]
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund			✓
General California Municipal Money Market Fund		✓	✓	✓
General Government Securities Money Market Fund			✓
General Money Market Fund	✓	✓	✓		✓
General Municipal Money Market Fund		✓	✓	✓
General New York Municipal Money Market Fund		✓	✓	✓
General Treasury Prime Money Market Fund			✓

13. Dreyfus BASIC Money Market Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible investments for the fund. The fund currently intends to invest no more than 25% of its total assets in municipal obligations; however, this percentage may be varied from time to time without shareholder approval.

14.  General Money Market Fund may only invest in U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers..

Fund	Illiquid Securities	Borrowing Money[15]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[16]
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund		✓	✓		✓
General California Municipal Money Market Fund	✓	✓		✓	✓
General Government Securities Money Market Fund	✓	✓			✓
General Money Market Fund	✓	✓			✓
General Municipal Money Market Fund	✓	✓		✓	✓
General New York Municipal Money Market Fund	✓	✓		✓	✓
General Treasury Prime Money Market Fund	✓	✓			✓

15. Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund each currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

16. Other than pursuant to the Interfund Borrowing and Lending Program.

For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When General California Municipal Money Market Fund or General New York Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, each fund may not:

1. Borrowing

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Basic Money Market Fund. Borrow money, except to the extent the fund maintains continuous asset coverage (that is, total borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Dreyfus Basic U.S. Government Money Market Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors.

Dreyfus New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund.  Invest in commodities.

3. Issuer Diversification

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund.  Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus Basic Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation.

General Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.General Treasury Prime Money Market Fund. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation. This restriction does not apply to the purchase of U.S. Government securities.

4. Industry Concentration

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds  and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Dreyfus Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

Dreyfus Basic Money Market Fund. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in bank obligations.

Dreyfus Basic U.S. Government Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Municipal Bond Opportunity Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

General Municipal Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

Dreyfus Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General California Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Government Securities Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

General Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Treasury Prime Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

5. Loans

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in this SAI in the fund's prospectus; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin; Short Sales

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund. Purchase or sell securities on margin.

General Government Securities Money Market Fund. Sell securities short or purchase securities on margin.

General Money Market Fund. Sell securities short.

7. Puts/Calls

General Government Securities Money Market Fund and General Money Market Fund. Write or purchase put or call options.

8. Real Estate

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal  Obligations secured by real estate or interests therein.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices.

General Government Securities Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

General Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

9. Senior Securities

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 8 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

Dreyfus Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 2 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

General Treasury Prime Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

10. Underwriting

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Basic U.S. Government Money Market Fund. Act as underwriter of securities of other issuers.

General Government Securities Money Market Fund and General Money Market Fund. Underwrite the securities of other issuers.

11. Investing for Control

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General Government Securities Money Market Fund and General Money Market Fund. Invest in companies for the purpose of exercising control.

12. Pledging Assets

Dreyfus New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

General Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

13. Other

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

General Government Securities Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the fund's total assets.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to Dreyfus Appreciation Fund:

The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Basic Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

Dreyfus Basic U.S. Government Money Market Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus Basic Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

3. Purchase Securities of Other Investment Companies

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, Dreyfus Worldwide Growth Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4. Illiquid Investments

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

General Treasury Prime Money Market Fund. Enter into repurchase agreements.

5. Margin; Short Sales

Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Sell securities short or purchase securities on margin.

6. Puts/Calls

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Write or purchase put or call options or combinations thereof.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

7. Other

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

Dreyfus Basic Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures (except through the purchase of debt obligations referred to in this SAI and in the prospectus).

Dreyfus Basic U.S. Government Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Under normal circumstances, Dreyfus Basic U.S. Government Money Market Fund invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements. Each of the following funds, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in the instruments (or, except for General Government Securities Money Market Fund, other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund

Municipal Bonds of the state after which the fund is named, its political subdivisions and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes

Dreyfus Municipal Bond Opportunity Fund	Municipal Bonds
Dreyfus New York AMT-Free Municipal Bond Fund	New York Municipal Bonds
Dreyfus Worldwide Growth Fund	Common stocks
General California Municipal Money Market Fund	California Municipal Obligations
General Government Securities Money Market Fund

Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) collateralized by such securities

General Municipal Money Market Fund	Municipal Obligations
General New York Municipal Money Market Fund	New York Municipal Obligations
General Treasury Prime Money Market Fund	U.S. Treasury securities

DIVIDENDS AND DISTRIBUTIONS

Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each business day which is every day the NYSE or, with respect to General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund only, the Transfer Agent is open for business. With respect to Dreyfus Basic Money Market Fund, the fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE and the Transfer Agent are open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization[17]	Diversification Classification

Dreyfus Appreciation Fund, Inc.	Maryland	July 30, 1980	Diversified
Dreyfus BASIC Money Market Fund, Inc.	Maryland	March 17, 1992	Diversified
Dreyfus BASIC U.S. Government Money Market Fund	Massachusetts	September 12, 1990	Diversified
Dreyfus Municipal Bond Opportunity Fund	Massachusetts	June 4, 1986	Diversified
Dreyfus New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986	Non-diversified
Dreyfus State Municipal Bond Funds	Massachusetts	October 29, 1986
Dreyfus Connecticut Fund			Non-diversified
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund
Dreyfus Premier Worldwide Growth Fund, Inc.	Maryland	February 5, 1993
Dreyfus Worldwide Growth Fund			Diversified
General California Municipal Money Market Fund	Massachusetts	September 19,1986	Non-diversified

Name	State of Organization	Date of Organization[17]	Diversification Classification

General Government Securities Money Market Funds, Inc.	Maryland	April 8, 1982	Diversified
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Money Market Fund, Inc.	Maryland	May 15, 1981	Diversified
General Municipal Money Market Funds, Inc.	Maryland	April 8, 1982	Diversified
General Municipal Money Market Fund
General New York Municipal Money Market Fund	Massachusetts	September 19, 1986	Non-diversified

17. As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management or advisory fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund, General Treasury Prime Money Market Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. Starting in mid-2011, the State economy began picking up steam, reflected in rising revenue collections. Since then, several events have slowed that progress—the aftermath of the Japanese earthquake, unrest in the Middle East, the federal debt limit debate, and the European fiscal crisis. Consequently, the current forecast is that the economic recovery from the recession will continue at a slow pace.

Still, signs indicate that economic growth in California continues to improve. For example, personal income increased for the eighth consecutive quarter in the third quarter of 2011. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and saw their ninth consecutive quarterly increase in the third quarter of 2011. The State's unemployment rate reached a high of 12.5% in late 2010. The national unemployment rate eased gradually while nonfarm payroll employment expanded modestly in 2011. California's unemployment rate was 11.8% in December 2011. For comparison, the U.S. unemployment rate at that time was 8.9%.

The State's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% year-over-year to approximately $300,000. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011. Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The worst of the housing slump, though, was likely reached in 2009. Home building permitting bottomed out early in 2009 and was up 22% year-over-year for 2010, but remained at a very low level—only about 40% of the pre-recession levels. During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5% from the same months of 2010, and nonresidential construction value up 12%.

Overall, strong growth in high-technology sectors and international trade likely offset much of the loss in output from home building and local government. The recovery has a solid base and prospects for further improvement are good. California has gained 347,900 jobs from September 2009 through December 2011. There can be no assurances, however, that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population. The 2011 estimate of California's population was 37.5 million residents, which represented 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2010 Census, 98% resided in the 26 major metropolitan statistical areas in the State. As of July 1, 2011, the five-county Los Angeles area accounted for 48% of the State's population, with over 18.0 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of over 7.2 million.

Recent Developments

On August 2, 2011, the President signed the Budget Control Act of 2011 (the "BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. The discretionary spending cuts from the first phase of the BCA total $25 billion in federal Fiscal Year 2012, $47 billion in federal Fiscal Year 2013 and $59 billion in federal Fiscal Year 2014. Together with reductions in mandatory spending and related debt service reductions, the BCA included total reductions of $917 billion over the ten-year period from 2012-2021. To achieve the remainder of the expenditure reductions, the BCA created a Joint Select Committee on Deficit Reduction that must develop a plan to achieve $1.2 to $1.5 trillion in additional expenditure reductions over this ten-year period. As the specifics of the federal reductions have yet to be identified, a detailed assessment of the effect on the State cannot be fully made.

On January 5, 2012, the Governor released his budget proposal for Fiscal Year 2012-13 (the "Proposed 2012-13 Budget") and updated projections for the remainder of Fiscal Year 2011-12. The Proposed 2012-13 Budget includes a total of $10.3 billion in expenditure reductions and new revenue solutions to balance the budget and build a $1.1 billion reserve. The Proposed 2012-13 Budget, which is discussed in additional detail herein, assumes the new revenues will be approved by voters at the November 2012 statewide election.

On February 1, 2012 Facebook, Inc., a Delaware corporation that is headquartered in Menlo Park, California, filed a Registration Statement on Form S-1 that included a preliminary prospectus for a possible future initial public offering. It is possible that activity related to the Facebook IPO could generate significant unanticipated revenues for the State over the next several years, but there can be no assurances of such a result.

On February 27, 2012, the Legislative Analyst's Office ("LAO") released a report which contained an update its economic outlook for the State and State General Fund revenue projections. The LAO currently projects revenues will be $6.5 billion lower than projected revenues for Fiscal Years 2011-12 and 2012-13.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of January 1, 2012, the State had outstanding over $81.0 billion aggregate principal amount of long-term general obligation bonds, of which over $73.4 billion was payable primarily from the State General Fund and over $7.7 billion was payable from other revenue sources. As of January 1, 2012, there were unused voter authorizations for the future issuance of approximately $35.3 billion of long-term general obligation bonds. Of this unissued amount, over $1.30 billion is for bonds payable from other revenue sources.

A ballot measure will be submitted to the voters at the Statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2012, the State had outstanding over $4.3 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 5.3% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. The issuance of general obligation bonds on September 28, 2011 provided funds which, together with certain additional funds, were used to retire all of the $1.3 billion aggregate principal amount of general obligation commercial paper notes which had been outstanding. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.65 billion in aggregate principal amount at any time.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of February 1, 2012, the State had a total par amount of $4.945 billion of bank arrangements available.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $10.5 billion State General Fund-supported lease-revenue obligations outstanding as of January 1, 2012. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $11.5 billion authorized and unissued as of January 1, 2012.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2011.

Future Issuance Plans. Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $85.8 billion as of January 1, 2012, while still leaving current authorized and unissued bonds of about $45.5 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.

Following the moratorium on debt issuance in the first half of 2011, $5.89 billion of general obligation and lease-revenue bonds were sold in the second half of 2011. Although bond issuances in the past two years have been at record levels, the size of future new money general obligation bond sales is expected to decrease as departments work to better utilize existing bond cash balances. The State did not issue any general obligation or lease-revenue bonds in spring of 2011. Based on current projections, approximately $5.2 billion new money general obligation bonds and approximately $1.8 billion of lease-revenue bonds will be issued in calendar year 2012.

With the weakness in State General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the State General Fund, to annual State General Fund revenues and transfers can be expected to increase in future years. Based on the revenue estimates contained in the Proposed 2012-2013 Budget, the State General Fund debt ratio is estimated to equal approximately 7.9% in Fiscal Year 2011-2012 and 9.22% in Fiscal Year 2012-2013. The total offset for general obligation bond debt service is estimated to equal approximately $1.0 billion for Fiscal Year 2011-2012 and $1.1 billion for Fiscal Year 2012-2013.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of January 1, 2012 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters at the Statewide primary election in March 2004, authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to that time. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. In 2009, the State issued $3.435 billion in refunding ERBs in to restructure the program in response to a drop in taxable sales caused by the recession, and issued additional refunding ERBs in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of January 1, 2012, funds from these sources have been used for early retirement of approximately $4.84 billion of bonds during Fiscal Years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. As of January 1, 2012 a total of $8.14 billion of ERBs has been retired, leaving a principal balance of $6.51 billion.

The Governor suspended the BSA transfers in each of Fiscal Years 2008-09 through 2011-12 due to the condition of the State General Fund. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the June 2012 statewide primary election ballot that, if approved, would strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA-related ERB redemptions.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up State guarantee now applies to the $3.24 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an "NPM adjustment." The State disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $62.0 million) based on the PMs' assertion of their right to receive an NPM adjustment. For the first time since the bonds were issued, the reserve funds of each bond were anticipated to be used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds was approximately $5 million, leaving approximately $241 million in the reserve fund for the 2005 Bonds. Further revenues in excess of debt service payments, if any, will be used to replenish the reserve funds of the 2005 Bonds. The State General Fund is not obligated to replenish the reserve funds. In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s to partially fund these timing differences. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State started Fiscal Year 2010-11 with State General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services. This allowed the State to conserve its cash resources, and, unlike Fiscal Year 2009-10, no RAWs had to be issued. Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, which totaled approximately $6.7 billion payable from the State General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allows for short term deferrals of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of RANs on October 28, 2010 in a private placement with multiple financial institutions. The State issued $ 10 billion of RANs to public investors on or about November 23, 2010 which will allow repayment of the RANs from unapplied resources.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in the U.S. Congress disrupted the market for the 2011 RANs. These interim RANs were prepaid on September 22, 2011. The State then issued $5.4 billion of RANs on the same date and another $1 billion of RANs on February 22, 2012 to assist its cash flow management in Fiscal Year 2011-12.

In addition to the 2011 RANs, intra-year cash payment deferrals for Fiscal Year 2010-11 will be used, providing up to $5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources. On January 31, 2012, the Controller announced that, as a result of revenues being $2.6 billion below 2011 Budget Act projections and expenditures being $2.6 billion higher than projected, the State faced a potential shortfall of about $3.3 billion in cash resources during March and April, 2012. The State announced plans to resolve this potential shortfall through a combination of additional internal borrowings from various sources, additional external borrowing (the $1 billion of RANs issued on February 22, 2012), and temporary delays in making certain payments. The State will continue to monitor the daily receipts and disbursements in Fiscal Year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

Since 2007, the State has been authorized to transfer funds from the BSA back into the State General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the State General Fund. On May 31, 2011, Governor Brown issued an Executive Order to suspend the September 30, 2011 transfer from the State General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act. The previous Governor also had suspended the State General Fund transfer to the BSA for Fiscal Years 2010-11 (approximately $2.7 billion), 2009-10 (approximately $2.8 billion), and 2008-09 (approximately $3.0 billion). The Proposed 2012-13 Budget would suspend the transfer to the BSA of approximately $2.9 billion in light of the continuing budgetary constraints on the State General Fund. There is currently no money in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. As of June 30, 2011, there was approximately $8.165 billion of loans from the SFEU and other internal sources to the State General Fund. Those loans are estimated to increase to $8.3 billion in Fiscal Year 2011-12 and then decrease to $3.1 billion in Fiscal Year 2012-13.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The State Department of Finance (the "DOF") projects the Appropriations subject to limitation to be approximately $17.2 billion and $16.8 billion under the Appropriations Limit in Fiscal Years 2011-12 and 2012-13, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30,

2011, PERF had 356,420 active and inactive program members and 526,792 total members. The payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.3 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.403 billion in Fiscal Year 2005-06 to an estimated $3.5 billion in Fiscal Year 2011-12, with an estimated $3.6 billion for Fiscal Year 2012-13. In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption.

As of July 2011, CalPERS reported that the investment return for the PERF in Fiscal Year 2010-11 was 20.7%. As a result of this investment return, the funded ratio is projected to be near 70% as of June 30, 2011, as compared to approximately 63% as of June 30, 2010. However, the funded ratio may fall again in the current fiscal year ending June 30, 2012.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2011, the STRP's defined benefit program had approximately 1,600 contributing employers, approximately 603,319 active and inactive program members and 856,360 total members. State contributions to CalSTRS have increased from $500 million in Fiscal Year 2005-06 to $653 million in Fiscal Year 2011-12, with an estimated $717 million for Fiscal Year 2012-13.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to State employees of $24.1 billion on an actuarial value of assets basis, and $45.2 billion on a market value of assets basis. CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2010 at $56.0 billion on an actuarial value of assets basis, and $79.2 billion on a market value of assets basis. The State also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated at $62.14 billion at June 30, 2011, and which continues to increase.

According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.5%, down from 7.75% assumed last fiscal year), and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (4.5%, down from 6.0% last year) are based in part on an inflation assumption of 3.0%. CalSTRS notes that the reduction in its 2010 investment and inflation assumptions caused the actuarial obligation to increase by $4.38 billion.

In 2010, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the STRP's defined benefit program is projected to have its assets depleted in about 30 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. CalSTRS also determined that a supplemental contribution of 0.524% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2011-12 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution. An increased supplemental contribution rate to 0.774% is included in the Proposed 2012-13 Budget.

According to CalSTRS, the market value of STRP's defined benefit program's investment portfolio was $155.3 billion, an increase from $129.8 billion (19.7%) over June 30, 2010. CalSTRS noted that its funded ratio is 71% as of June 30, 2010.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 587,000 and 324,000 cases in Fiscal Years 2011-12 and 2012-13, respectively. Since CalWORKs' inception in January 1998, caseload is projected to have declined by approximately 49%.

As in certain prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California is otherwise required to meet. As a result of the 2007 federal penalty associated with this failure, the State was required to increase its MOE expenditure by approximately $180 million in Fiscal Year 2010-11 to $2.9 billion. The Proposed 2012-13 Budget continues to reflect this increase in MOE spending in Fiscal Year 2012-13. Currently, the State is seeking relief from the 2008 and 2009 penalties. If the dispute is unsuccessful, the State will seek relief based on the economic climate. If that strategy does not eliminate penalty payments, the State could enter into a corrective compliance plan. Because of the lengthy process involved, the 2009 penalty was not assessed in Fiscal Year 2011-12. The Proposed 2012-13 Budget proposes to restructure the CalWORKs program to prioritize resources and work supports for eligible families working towards self-sufficiency. This and other smaller measures would generate total savings of approximately $1 billion in Fiscal Year 2012-13.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 5.2 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.74 million in Fiscal Year 2011-12. Caseload is expected to increase in Fiscal Year 2012-13 by approximately 612,600 (7.92%) to 8.35 million people.

Medi-Cal expenditures are estimated to be $50.9 billion ($15.4 billion State General Fund) in Fiscal Year 2011-12 and $60.5 billion ($15.1 billion State General Fund) in Fiscal Year 2012-13. The net decrease of $323 million in Medi-Cal expenditures in Fiscal Year 2012-13 is the result of an increase of approximately $1.6 billion due to base caseload and cost increases and a savings of $1.7 billion related to savings proposals adopted in the 2011 Budget Act and proposed savings solutions proposed in the Proposed 2012-13 Budget.

Federal health care reform does the following: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and beyond. The State has preliminarily estimated annual costs of $264.7 million to the State General Fund in Fiscal Year 2013-14 and growing up to $3.5 billion annually by Fiscal Year 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. The State reported that the UI Fund had a deficit of $9.8 billion at the end of 2011, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have a deficit of $11.7 billion at the end of 2012.

Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. Pursuant to federal law, if the state is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. In September of 2011, the

State made an interest payment of approximately $303 million and the State General Fund will be required to make an interest-only payment of approximately $417 million on September 30, 2012. Similar to the 2011 Budget Act, the Proposed 2012-13 Budget proposes a loan from the Unemployment Compensation Disability Fund to the State General Fund to pay for this interest expense. The interest due after Fiscal Year 2012-13 will depend on a variety of factors, including the actual amount of the federal loan outstanding and the interest rate imposed by the federal government. To address the future interest obligations, the Proposed 2012-13 Budget proposes to increase the minimum eligibility requirements for UI benefits and to assess a surcharge on employers.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% (1.15% in Fiscal Years 2009-10 and 2010-11) of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continued without change in the Proposed 2012-13 Budget.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The Proposed 2012-13 Budget includes $2.1 billion to fully retire those bonds. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.1 billion in State resources in Fiscal Year 2011-12 and $2.3 billion in Fiscal Year 2012-13, and $499 million in resources from the counties in each fiscal year. The 2011 Budget Act included a $350 million unallocated reduction to the Judicial Branch. The 2011 Budget Act also includes the realignment of $496 million in court security funding to counties as part of the Governor's proposal to realign court security. The Proposed 2012-13 Budget would not alter this realignment funding from the 2011 Budget Act. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 38.6% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers were made in Fiscal Year 2010-2011 and none are expected to be made for Fiscal Year 2011-12.

In 2004, legislation suspended the Proposition 98 Guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the State General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. Due to the State's severe revenue decline, the 2009 Budget Act suspended this payment for Fiscal Year 2009-10. The 2010 Budget Act restarted the annual settlement payments by providing $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11, a total of $450 million.

The Proposed 2012-13 Budget assumes the passage of the tax initiative contained in the Proposed 2012-13 Budget, which, if passed, would require that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA"). The funds deposited into the EPA would support roughly $2.5 billion in increased Proposition 98 growth attributable to the revenue increase itself, and would also offset an additional $4.4 billion in base Proposition 98 Guarantee costs. By supporting $4.4 billion in base Proposition 98 costs, the initiative would result in non-Proposition 98 State General Fund savings of an identical amount that can be used to support other State programs. The Proposed 2012-13 Budget Proposition 98 Guarantee level includes changes in revenues and "rebenching" of the Guarantee. Assuming the passage of the Governor's tax proposal, for Fiscal Year 2011-12, the Proposition 98 Guarantee will be $48.3 billion, of which the State General Fund share is $32.6 billion, with local property taxes covering the balance. The Fiscal Year 2011-12 Proposition 98 guarantee will be $661 million above the level of State General Fund appropriated in Fiscal Year 2011-12, and that amount will be appropriated in the future as "settle-up" payments. Proposition 98 funding in Fiscal Year 2012-13 is proposed to be $52.5 billion. The State General Fund share in Fiscal Year 2012-13 is estimated to be $37.5 billion.

The Proposed 2012-13 Budget also reflects an estimate that approximately $1.05 billion in additional property tax revenue will be received by K-14 schools in 2011-12, which will offset the State's Proposition 98 obligation. Additional property tax revenues are expected to grow in future years as property values grow and redevelopment agency debts are retired. The DOF has proposed legislation that would reduce current year finding under Proposition 98 from the State General Fund for community colleges and K-12 special education by approximately $171 million. The estimated savings would decrease significantly if the proposed language is not enacted by April or May of 2012.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund. The BSA is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The Proposed 2012-13 Budget defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). The 2011 Budget Act included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the tax system. The 2011 Budget Act, however, included $83 million to repay a portion of past suspensions, and the Proposed 2012-13 Budget proposes to continue these repayments.

Local Government Funds (Proposition 22 of 2010). On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure eliminates an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which would have grown to over $1 billion by Fiscal Year 2013-14. The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future. The State has used these actions for several billion dollars of solutions in some recent years.

Increases in Taxes or Fees (Proposition 26 of 2010). On November 2, 2010, voters approved this measure, which revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

Proposed Strengthening of Reserve Funds. California's chronic budget crises have been driven by growing State spending commitments funded by temporary spikes in revenues. When revenues return to their normal trend – or drop precipitously, as had been the case in the recent recession – the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. To help avoid these types of budget cycles in the future, a constitutional amendment will be placed before voters at the November 2014 statewide election. If approved by the voters, this measure would place a limit on State spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10% of State General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund.

Sources of Tax Revenue

The severe economic downturn resulted in State General Fund revenues in Fiscal Year 2009-10 falling by approximately 16% from their peak in Fiscal Year 2007-08. State General Fund revenues in Fiscal Year 2010-11 ($94.2 billion) were expected to rebound by approximately 8.4% above the depressed Fiscal Year 2009-10 levels. Future revenues will be affected by the expiration after Fiscal Year 2010-11 of temporary tax increases enacted in Fiscal Year 2009-10, which represented about $7 billion in receipts, as well as the expiration of certain one-time revenues which were obtained in Fiscal Years 2009-10 and 2010-11. The DOF has reported that tax receipts through January 2012 were $625 million below forecast.

The State's revenue estimates utilized in connection with the 2011 Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projected that most of California's major revenue sources would grow in Fiscal Year 2011-12. The 2011 Budget Act also took into account the end of ARRA funding, which provided $4.2 billion to the State to offset State General Fund costs in Fiscal Year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year.

Personal Income Tax. The California personal income tax, which accounted for 52.9% of State General Fund tax revenues in Fiscal Year 2010-11, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 36.9% of the total personal income tax in the 2009 tax year. The 2011 Budget Act projects that personal income taxes will account for 61.2% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 62.4% in Fiscal Year 2012-13.

The Proposed 2012-13 Budget would increase the personal income tax rate for high income married couples filing jointly as follows: by 1% for income above $500,000 and equal to or below $600,000; by 1.5% for income above $600,000 and equal to or below $1 million; by 2% for income over $1 million. Consistent with California's tax code's avoidance of a marriage penalty, the tax rates for single taxpayers will start at one half the income level for joint returns.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8% of State General Fund revenues and transfers in Fiscal Year 2009-10. The Proposed 2012-13 Budget projects that capital gains will account for 6.4% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 9.1% in Fiscal Year 2012-13.

Sales and Use Tax. The sales and use tax, which accounted for 28.9% of State General Fund tax revenues in Fiscal Year 2010-11, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Sales and use taxes are projected to account for 21.2% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 21.8% in Fiscal Year 2012-13.

As of July 1, 2011, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 3-15/16% is imposed as a State General Fund tax; 1-1/16% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

On January 1, 2013, an additional 0.5% rate will be imposed through December 31, 2016 and directed to the State General Fund if the Governor's revenue initiative is approved by voters on the November 2012 ballot.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2012.

Corporation Tax. Corporation tax revenues, which accounted for 10.3% of State General Fund tax revenues in Fiscal Year 2010-11, are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation). Sales and use taxes are projected to account for 10.7% of State General Fund revenues and transfers in Fiscal Year 2011-12 and 9.8% in Fiscal Year 2012-13.

Legislation enacted in the Budget Acts of 2008-09, 2009-10, and 2010-11 is expected to reduce corporation tax revenues by about $1.6 billion in 2012-13, and by approximately $1.5 billion on an ongoing basis beginning in 2013-14.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11, and is estimated to be $239 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Other Taxes. Other State General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees. The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax. The Federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the State estate tax credit, which had been in effect since 2005, for 2011 and 2012.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 30% of all special fund revenues in Fiscal Year 2012-13. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2012-13, $11.5 billion is projected to come from the ownership or operation of motor vehicles. About $3.1 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

American Recovery and Reinvestment Act. The ARRA provided approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. As of December 30, 2011, the ARRA had paid out $299.8 billion in tax benefits, $216.8 billion in entitlements and $221.4 billion contracts, grants and loans. In 2010, the State estimated ARRA would have an $85.5 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief. The total number of ARRA funds awarded to California peaked in 2011.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity. During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that State General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in those years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

The economic downturn that started in 2007 adversely affected the State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies and expenditure reduction proposals that did not materialize. In presenting the 2011-12 Governor's Budget in January 2011, Governor Brown noted the following fiscal factors: (i) the State entered the recent recession with effectively no budget reserves; (ii) between the estimates made from January 2008 through January 2011, in aggregate the State's three largest tax sources (personal income, sales and use, and corporate) were lower by more than 25%; and (iii) during Fiscal Years 2008-09 through 2010-11, the State adopted over $100 billion of budget solutions to fill projected budget gaps. However, of these actions, on average about 80% either were short-term/temporary actions or estimates/assumptions that did not materialize.

2010 Budget Act. The 2010 Budget Act projected revenues and transfers to the State General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), federal funds (28%) and various other one-time receipts, loans and other solutions (28%). The 2010 Budget Act also included special fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion. Proposition 22 prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the then-current fiscal year and increased effects on future years. The State projected that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the Fiscal Year 2010-11.

The 2010 Budget Act included the following significant State General Fund components:

1. Health and Human Services. State General Fund expenditures were proposed to decrease by $853 million. Some of the largest reductions included decreases of (i) $187.1 to the Department of Health Care Services by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services in funding for in-home services due to assumed additional federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

2. Corrections and Rehabilitation. A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

3. Proposition 98. A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

4. General Government. A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions. A reduction of $449.6 million through a 5% workforce reduction and $130 million in associated operating expense and equipment savings. A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

2011 Budget Act. The 2011 Budget Act closed a projected budget gap of $26.6 billion over Fiscal Years 2010-2011 and 2011-2012, and projected a $543 million reserve by June 30, 2012. State General Fund revenues and transfers for Fiscal Year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. State General Fund expenditures for Fiscal Year 2011-12 were projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year. The 2011 Budget Act also included special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion. The expectations for the 2011 Budget Act, however, have not been fully achieved.

The 2011 Budget Act included the following major State General Fund components:

1. Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2011-12 is $48.7 billion, of which $32.9 billion is funded from State General Fund. The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12. Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fiscal Year 2011-12.

2. K-12 Education. A total of $35.8 billion for K-12 education programs for Fiscal Year 2011-12, of which $34.3 billion is funded from the State General Fund. The remaining funds include special and bond funds.

3. Higher Education. Total funding of $11.1 billion, including $10.2 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds.

4. Health and Human Services. Total funding of $37.1 billion, including $23 billion from the State General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

5. Prison Funding. Total funding of $9.8 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

6. Redevelopment Agencies. Legislation enacted as part of the 2011 Budget Act eliminated redevelopment agencies ("RDAs") but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts. The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 State General Fund expenditures in Fiscal Year 2011-12. With the result of the Matosantos decision, all RDAs were terminated as of February 1, 2012 and the alternate choice to pay funds was declared unconstitutional. As a result, the State has revised its projections to show a State General Fund budget gain of $1.05 billion in Fiscal Year 2011-12, which is $651 million less than the original $1.7 billion estimate.

7. Realigning Services to Local Governments. The 2011 Budget Act included a major realignment of public safety programs from the State to local governments. The implementation of the Community Corrections Grant Program will move lower-level offenders from State prisons to counties and reduce the number of parole violators in the State's prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funds the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing State sales tax rate ($5.1 billion) and (2) the redirection of vehicle license fee revenues ($453.4 million). As a result of the realignment, the State expects State General Fund savings from the realigned programs to be about $2.6 billion in Fiscal Year 2011-12 (primarily from a reduction in the Proposition 98 Guarantee).

The 2011 Budget Act recognizes the potential risk to the State's fiscal condition if the projected revenues do not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions if subsequent Fiscal Year 2011-12 revenue projections are more than $1 billion lower than projected under the 2011 Budget Act. If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented. If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur. A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments. Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions. As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall. Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by State General Fund reserves or carried over to Fiscal Year 2012-13.

On December 13, 2011 the DOF determined that $981 million in trigger reductions would have to be made, based on a projection that Fiscal Year 2011-12 revenues would be $2.205 billion lower than projected in the 2011 Budget Act. The reductions consisted of $551 million in cuts to higher education, health and human services, and public safety, $350 million in cuts from eliminating the home-to-school transportation program and reducing community college apportionments, and $80 million of cuts from K- 12 school apportionments. Subsequent legislation restored the funding for home-to-school transportation and instead made the cuts across the board to K-12 schools. A later court injunction has halted about $100 million of the reductions.

2012 Budget Act. The 2011-12 Governor's Budget projected a June 30, 2012 deficit of more than $4 billion. The 2011-12 Governor's Budget solutions had several major components, including: (i) expenditure reductions totaling about $12.5 billion, some of which were planned to be accomplished by replacing State General Fund resources with other moneys and the elimination of redevelopment agencies; (ii) a five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion (these temporary surcharges had been enacted in 2009 and were scheduled to expire June 30, 2011); and (iii) a permanent realignment of certain State functions to local governments, which was to be financed for the first five years by dedication of certain of the above tax extensions.

Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor's Budget resulted in partial adoption of the Governor's proposals. By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion. Most of these bills were signed by the Governor at the time. Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot. Therefore, as the entire budget gap was not closed, no final budget package was adopted in March.

On May 16, 2011, the Governor released the May Revision to his proposed 2011-12 Budget. At that time, the Governor estimated that the remaining budget gap to be closed had been reduced from $25.4 billion to $9.6 billion, plus a target for a $1.2 billion reserve at the end of Fiscal Year 2011-12, so that $10.8 billion in solutions still had to be enacted. The main reasons for the reduced budget gap were enactment of about $13 billion of solutions in March and more favorable revenue estimates, totaling approximately $6.6 billion. The Governor made certain modifications to his budget proposals from January, but continued to seek an early ballot measure to extend the expiring tax surcharges, although this proposal was reduced somewhat in light of the newly improved revenue projections. Following release of the 2011-12 May Revision, the Legislature and Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On June 15, 2011, the Legislature by majority vote adopted a budget bill, which was vetoed the next day by the Governor.

By the end of June, preliminary cash results for the State General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and DOF agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for Fiscal Year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate.

In December 2011, the DOF estimated that State General Fund revenues would fall short of projections made in the 2011 Budget Act, and certain automatic expenditure reductions were made. The Proposed 2012-13 Budget estimated that, absent any corrective actions, the state would end Fiscal Year 2011-12 with a $4.1 billion deficit, and that the deficit would grow to $9.2 billion by June 30, 2013.

Proposed 2012-2013 Budget. The Proposed 2012-13 Budget, released by the Governor on January 5, 2012, proposes to solve an estimated $9.2 billion budget gap for Fiscal Years 2011-12 and 2012-13 with a combination of spending reductions and revenue solutions. The Proposed 2012-13 Budget projects State General Fund revenues and transfers for Fiscal Year 2012-13 at $95.4 billion, an increase of $6.8 billion (7.7%) compared with revised estimates for Fiscal Year 2011-12. State General Fund expenditures for Fiscal Year 2012-13 are projected at $92.6 billion, an increase of $6.0 billion (7.0%) compared with revised estimates for Fiscal Year 2011-12.

The Proposed 2012-13 Budget proposes a combined total of $10.3 billion of budget solutions for Fiscal Years 2011-12 and 2012-13 to balance the budget and build a $1.1 billion reserve. The solutions consist of $4.2 billion of expenditure reductions (approximately 41.0% of solutions), $4.7 billion of revenue solutions (45.0%), and $1.4 billion of other solutions (14.0%). Expenditure reductions include $2.0 billion of reductions in health and human services and $1.3 billion of reductions in education spending.

To achieve these proposed revenue solutions, the Governor will ask voters in November to approve an amendment to the State's constitution that will increase tax rates on the state's high-income taxpayers for five years and increase the sales and use tax rate by 1.5% for four years. If enacted, the new tax revenues will generate an estimated $6.9 billion in Fiscal Years 2011-12 and 2012-13. After accounting for the increased Proposition 98 Guarantee, it will provide $4.4 billion in net budgetary benefit to the State General Fund. The Governor has begun the process of collecting the necessary voter signatures to place this proposal, called "The Schools and Local Public Safety Act of 2012," on the November 2012 ballot. By June 28, 2012, the Secretary of State will determine whether the initiative qualifies for the ballot. The Proposed 2012-13 Budget includes a backup plan that specifies $5.4 billion in cuts affecting education and public safety that would go into effect on January 1, 2013, if the ballot initiative is not approved.

The Proposed 2012-13 Budget contains the following major State General Fund components:

1.  Proposition 98. The Proposition 98 guarantee for Fiscal Year 2012-13 is $52.5 billion, of which $309 billion is funded from the State General Fund, including a portion of the assumed new revenue from the Governor's tax initiative. The balance will come from local property taxes. In addition to new revenues, the Proposed 2012-13 Budget includes a series of adjustments or "rebenchings" of the Proposition 98 Guarantee.

2. K-12 Education. A total of $39.2 billion for K-12 education programs for Fiscal Year 2012- 13, of which $38.2 billion is funded from the State General Fund and the EPA. The remaining funds include special and bond funds.

3. Higher Education. Total State funding of $9.8 billion, including $9.4 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education, including stem cell research. The remaining funds include special and bond funds.

4. Health and Human Services. Total funding of $42.9 billion, including $26.4 billion from the State General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

5. Prison Funding. Total funding of $10.7 billion, including $8.7 billion from the State General Fund for the California Department of Corrections and Rehabilitation. The remaining funds include special and bond funds.

6. Redevelopment Agencies. Two bills enacted as part of the 2011 Budget Act eliminated RDAs, but optionally allowed them to continue in existence if their sponsoring entities paid a fee to local schools and certain special districts. Both of these bills were challenged. In the Matosantos decision, the California Supreme Court upheld the State's ability to eliminate RDAs, but also ruled that requiring redevelopment agencies to remit payments to schools in order to avoid elimination was unconstitutional. The Proposed 2012-13 Budget reflects an estimate that approximately $1.075 billion in additional property tax revenue will be received by K-14 schools in Fiscal Year 2012-13, which will offset the State's Proposition 98 obligation. The State will continue to realize Proposition 98 savings in subsequent fiscal years.

The Proposed 2012-13 Budget also revised various revenue and expenditure estimates for Fiscal Year 2011-12. The Proposed 2012-13 Budget projects, that the State will end Fiscal Year 2011-12 with a negative reserve of $1.7 billion, compared to a positive $543 million reserve estimated at the time of the 2011 Budget Act, a decrease of $2.2 billion. State General Fund revenues and transfers for Fiscal Year 2011-12 projected at a revised $88.6 billion, which is $150 million higher than the 2011 Budget Act's estimate of $88.5 billion. State General Fund expenditures for Fiscal Year 2011-12 projected at $86.5 billion, an increase of $575 million compared with the 2011 Budget Act's estimate of $85.9 billion.

Following the submission of the Proposed 2012-13 Budget, the Governor submitted to the Legislature a draft Constitutional amendment and accompanying statutory language needed to implement his 12-point pension reform plan affecting all California public employees in state government, local government, public universities and colleges, and school districts. Under this proposal, among other things, employees would be required to contribute at least half of the annual normal costs of their pension plans. In addition, the normal retirement age would increase to 57 for newly hired safety employees and to 67 for newly hired non-safety employees. The proposed pension plan amendments also would prohibit bonuses, unused vacation or sick leave, and other pay perks from being included in the calculation of "final compensation" for newly hired employees and would limit post-retirement employment for all employees, including current employees, who begin drawing pension benefits upon retirements, then return to work in a public agency covered under his or her previous pension system. Furthermore, it would extend the number of work years that newly hired state employees will need to serve in order to become eligible to receive health care benefits in retirement.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation

On December 28, 2011, a federal district court preliminarily enjoined the 10% payment reductions enacted by a part of the 2011 Budget Act for nursing facilities that are part of an acute care hospital. In January 2012, the court also issued orders to preliminarily enjoin the 10% payment reductions for non-emergency medical transportation providers and the 10% payment reductions for physicians, clinics, dentists, ambulance providers, durable medical equipment, and medical supplies. The Department of Health Care Services is seeking a stay of these orders from the Ninth Circuit Court of Appeals. The Proposed 2012-13 Budget had already accounted for the loss of savings due to the December 2011 injunction, but the most recent injunctions, if upheld, will have an estimated State General Fund fiscal impact of $106 million in Fiscal Year 2011-12 and $102 million in Fiscal Year 2012-13.

In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system." Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters were dismissed. Plaintiffs in each matter have appealed those dismissals.

In California School Boards Association v. State of California, the plaintiff, alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that two laws entitled "State government" and "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments and new laws that are not expressed in their titles. One provision contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the State General Fund. If the court declares the provision as unconstitutional, these fiscal provisions may be declared void.

In California School Boards Association, et al. v. State of California, et al., plaintiffs allege that the State improperly calculated the amount required to be spent on education pursuant to Proposition 98 by approximately $2.1 billion in Fiscal Year 2011-12. Plaintiffs contend that the $5.1 billion in sales and use taxes transferred to help fund the cost of realignment of certain services previously provided to local governments should have been counted as State General Fund revenue for purposes of Proposition 98. Plaintiffs do not challenge the realignment plan but seek a writ of mandate compelling the State to recalculate the funding guarantees required by Proposition 98, as well as similar injunctive and declaratory relief.

The 2011 Budget Act and related legislation provided $1.7 billion in reduced State General Fund school expenditures to be facilitated by payments from communities with RDAs. Related legislation initially restricts RDA actions to create new debt and then dissolves them. Under the legislation, communities had until October to opt into the payments or the RDAs would become subject to dissolution. On July 18, 2011, California Redevelopment Association et al. v. Ana Matosantos, et al. was filed in the California Supreme Court. The plaintiffs requested the court to nullify this legislation and to stay the effectiveness of two related bills. The California Supreme Court upheld the validity of legislation dissolving all local RDAs and invalidated a second law that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.

A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California, raises the same theories advanced in Matosantos, and also contains various other procedural challenges. On January 27, 2012, the trial court denied the petitioners' motion for a preliminary injunction. A notice of appeal has been filed by the plaintiffs.

Petitioners in California Redevelopment Association, et al. v. Genest, et al., also challenged the constitutionality of the legislation requiring local RDAs to remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. The trial court denied the petitions in both matters, and petitioners in both  matters appealed. The appellate court denied petitioners' request in California Redevelopment Association for a stay pending resolution of the appeal.

Carlsbad, et al. v. State of California, filed in January 2012, is another action challenging the RDA provisions of the 2011 Budget Act. Plaintiffs argue that the provision of the 2011 Budget Act that dissolved local RDAs was conditional upon enactment of the optionality provision, and because that provision was invalidated by the Supreme Court, the dissolution provision is void. On January 27, 2012, the trial court denied the plaintiffs' motion for a preliminary injunction in this matter. Plaintiffs have filed a request for dismissal of the action without prejudice.

In several cases, petitioners challenged the former Governor's executive orders issued in December 2008, July 2009 and July 2010 directing the furlough without pay of State employees. On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act. (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.) The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. (PECG v. Schwarzenegger; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; and Service Employees International Union, Local 1000 v. Schwarzenegger, et al.).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. The pending cases include the following:

Two cases are pending in trial court that challenge the furloughs of certain categories of employees, such as those paid from funds other than the State General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court's decision. These two cases are PECG v. Schwarzenegger, et al. and California Association of Professional Scientists v. Schwarzenegger; et al.

In Morgan v. Schwarzenegger, an individual state employee alleges the furlough orders were invalid and seeks back pay. In Acosta v. Henning, et al., petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions. The trial court entered judgment in the State's favor and petitioners appealed. On appeal, petitioners do not challenge the furloughs but request an order that the Board comply with federal guidelines for resolution of appeals regarding benefits and, if it does not do so, pay the benefits al issue. At this time it is unknown what fiscal impact this claim would have on the State General Fund

Tax Refund Cases. Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court has ruled in favor of the State in each matter. An appeal is pending.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. If either case proceeds as a class action, the claimed refunds could be significant (in excess of $500 million).

Nortel Networks Inc. v. State Board of Equalization and Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In Nortel, the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal. The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters. In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the Environmental Protection Agency's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California). ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts. It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. The State denies plaintiffs' claims. The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. The trial court granted the State's motion for summary judgment and the plaintiffs appealed.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board, another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims. In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang. Both Suever and Taylor are styled as class actions but to date no class has been certified. The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State's motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court's rulings until 2013. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State will vigorously pursue its appeal of this unprecedented award.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial is currently proceeding on plaintiffs' claims for refund amounts. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State's receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs filed a notice of appeal.

In Brotman Medical Center v. Department of Health Care Services, plaintiff seeks declaratory and injunctive relief prohibiting the Department of Health Care Services ("DHCS") from implementing a QAF charged to hospitals, alleging, among other things, that the QAF constitutes an unconstitutional tax. Plaintiff's request for a preliminary injunction was denied and the appellate court denied plaintiffs appeal on that ruling as moot. An adverse ruling in this matter could negatively affect the State's receipt of federal funds.

Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The district court amended the injunction to apply retroactively. The U.S. Supreme Court granted the State's petition for certiorari in this matter and in other cases discussed below. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. On February 22, 2012, vacated the judgment and remanded the matter to the Ninth Circuit for review. A final decision adverse to the State in this matter could result in additional costs to the State General Fund of $192 million in retroactive reimbursements, and possible additional costs for future Medi-Cal reimbursements.

In California Pharmacists Association, et al. v. Maxwell Jolly, et al., various Medi-Cal provider trade associations challenge reductions to Medi-Cal reimbursement rates. In a similar matter, Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers challenge Medi-Cal reimbursement rates reduction. In each matter, the district court granted a request for preliminary injunction and the Ninth Circuit affirmed. The U.S. Supreme Court granted the state's petition for writ of certiorari in these two matters, along with the Independent Living Center case, and issued its decision on February 22, 2012, as discussed above.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request. Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter would result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services' use of reduced published average wholesale price data to establish reimbursement rates. The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the Department of Health Care Services' reimbursement rate methodology. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit. Proceedings in the Ninth Circuit and the district court are stayed pending the outcome of Independent Living Center. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists. A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief. The case is stayed pending the outcome of Independent Living Center. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Association of Health Facilities v. David Maxwell-Jolly, consolidated with Developmental Services Network, et al., v. David Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09. Plaintiffs seek declaratory and injunctive relief. Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. These two cases are now consolidated. The district court granted a preliminary injunction but the Ninth Circuit stayed the preliminary injunction pending the decision on the State's appeal. At this time, it is unknown what fiscal impact these matters will have upon the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the State General Fund.

In four pending matters, plaintiff health care plans claim the Department of Health Care Services ("DHCS") breached their respective contracts in setting capitation rates for each plan for Fiscal Year 2003-04. Health-Net of California, Inc. v. Maxwell-Jolly, et al., Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al., Blue Cross of California, et al. v. Maxwell-Jolly. et al., and Santa Clara County Health Authority v. Douglas, et al.. The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19. The trial court ruled for plaintiffs in each matter, ordering DHCS to recalculate rates for 2003-04 for each of the four plans, and to recalculate rates for 2002-03 for Santa Clara Health Authority and for 2004-05 for Health Net of California. The State appealed all four matters. If these matters are resolved adversely to the State and the rates are recalculated, the State may be required to pay more under the contracts than would have been required under the originally calculated rates. The parties are currently engaged in mediation.

Local Government Mandate Claims and Actions. In Department of Finance v. Commission on State Mandates, the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program. Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in three pending cases. A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band" or "Rincon"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, which Rincon did not appeal. The district court separately granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State's request for revenue sharing to be deposited in the State General Fund was a request for an unlawful tax. The Ninth Circuit affirmed and the U.S. Supreme Court denied the State's petition for a writ of certiorari. This part of the case has been remanded to the district court for further proceedings. The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes' revenue sharing payments to the State to be deposited in the State General Fund. The Ninth Circuit did not express an opinion regarding whether compacts in which the State and tribe mutually agreed on revenue sharing were lawful. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the Ninth Circuit vacated the order and remanded to the district court for further proceedings. The district court dismissed this claim.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the "1999 Compact") than the number of such licenses determined by the State in 2002. The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the Ninth Circuit vacated the judgment and remanded to the district court for further proceedings. With more licenses available as a result of litigation, including Rincon and San Pasqual, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that may be required to be addressed by amendment of the Amended Compacts. On remand, the district court granted the parties' request to dismiss this case without prejudice.

In Pauma Band of Luiseno Mission Indians v. State of California, et al., plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of State law and the Indian Gaming Regulatory Act ("IGRA"). Plaintiff's claims are based upon the decisions in other litigation matters, including Rincon, that more gaming device licenses were available under the 1999 Compacts and that the State's request for revenue sharing to be deposited into the State General Fund was a demand for an unlawful tax. Should plaintiff's Amended Compact be rescinded, plaintiff will be relieved from paying $5.75 million annually to the State in revenue contributions through January 2023.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care; Coleman v. Brown is a class action regarding mental health care; and Perez v. Cate is a class action regarding dental health care. A fourth case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what financial impact this litigation would have on the State General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

Actions Regarding Proposed Sale of State-Owned Properties. Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law. Epstein, et al. v. Schwarzenegger, et al. Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. This matter has been transferred and coordinated with the Epstein matter.

Connecticut

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially and trailed the national average markedly during the past four decades. In April 2010, Connecticut had a population count of over 3.57 million, an increase of 4.9% from the 2000 figure. This growth rate was higher than the regional growth rate (3.7%), but lower than the national one (9.7%).

Personal Income and Gross State Product. The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional growth rates for the period from 2000 to 2009. Since then, the State's annual growth in gross state product has mostly performed better than the region, but mostly slower than the nation. Per capita personal income for Connecticut residents in 2009 was $55,063, 139% of the national average. In 2009, the State produced $227.4 billion worth of goods and services and $205.7 billion worth of goods and services in 2005 chained dollars. In 2009, the State's output was concentrated in three areas: finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 70.7% of the State's total production. The output from manufacturing, however, has been decreasing over time as the contributions from FIRE and other services have been increasing.

Employment. Non-agricultural employment includes all persons employed except federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers. The State's non-agricultural employment reached a high in the first quarter of 2008 with 1,710,170 persons employed, but began declining with the onset of the recession falling to 1,612,000 jobs by the fourth quarter of 2009. In 2009, the largest sectors of non-agricultural employment were services (42.1%), trade (18.0%) and government (15.3%). The average non-agricultural employment in 2009 was 1,627,660 and the average non-agricultural employment for the first six months of 2010 was 1,616,150.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006. The recent recession, however, has caused the unemployment rate to rise to 8.2% for 2009, compared with the national average for the same period of 9.3%. The State's average unemployment rate was 9.0% for 2010, and the nation's average during the same period was 9.6%. Preliminary estimates indicate the State's average unemployment rate as of October 2011 was 8.7%, compared to a national average of 9.0%.

Manufacturing. The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2010, based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages. A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 171,780 in 2009. The total number of manufacturing jobs has dropped 63,920 (27.1%) from the decade high in 2000.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 89.4% in 2009. Over the last ten years there were over 83,480 new non-manufacturing jobs created, an increase of 5.8%. The trend in this sector has diluted the State's dependence on manufacturing. From 2000 to 2009, Connecticut had a total loss of 65,500 jobs in non-agricultural employment. Of those total losses, only 2.4% were in the non-manufacturing sector, versus a loss of 97.6% in the manufacturing sector.

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession. These challenges for the State include a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues. The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, whenever the State's cumulative monthly financial statement indicates a projected State General Fund deficit greater than 1% of the total State General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.

Fiscal Accountability Report. The Office of Policy and Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based. Based on fiscal accountability reports submitted on November 15, 2011, OFA projected State General Fund surpluses for Fiscal Years 2012-16 of $101.2 million, $455.8 million, $310.8 million, $347.9 million and $715.6 million, respectively. OPM, in its report, projected a State General Fund surplus of $67.1 million for Fiscal Year 2012 and surpluses for Fiscal Years 2013-16 of $297.5 million, $163.4 million, $160.6 million and $520.6 million, respectively. OPM projected these current services estimates to exceed the State's expenditure cap by $652.7 million, $1.11 billion and $1.22 billion in Fiscal Years 2014-16, respectively. OFA similarly projected these current services estimates to exceed the State's expenditure cap by $628.1 million, $1.03 billion and $1.11 billion in Fiscal Years 2014-16, respectively. The reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2 billion and $1.5 billion, with the expenditure on debt service gradually increasing.

Consensus Revenue Estimates. OPM and OFA must issue consensus revenue estimates each year by October 15, which must cover a five-year period that includes the current biennium and the three following fiscal years. Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed. On January 14, 2011, OPM and OFA issued consensus State General Fund estimates for Fiscal Years 2011-14 of $18.06 billion, $16.51 billion, $17.40 billion and $18.65 billion, respectively. OPM and OFA issued on April 29, 2011, a consensus revision of their previous revenue estimates. The revised State General Fund revenue estimates for Fiscal Years 2011-14 are $18.53 billion, $16.79 billion, $17.65 billion and $18.88 billion, respectively. OPM and OFA issued on October 14, 2011, a consensus revision of their previous revenue estimates. The revised State General Fund revenue estimates for Fiscal Years 2012-16 are $18.79 billion, $19.39 billion, $20.32 billion, $21.34 billion and $22.32 billion, respectively.

Budget Reserve Fund. The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BRF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly. In any fiscal year, when the amount in the BRF equals 10% of the net State General Fund appropriations, no further transfers are made into the BRF. As of June 30, 2008, $1.38 billion was deposited into the BRF, including a $269.2 million deposit following Fiscal Year 2006-07, bringing the balance in the BRF to approximately 8.1% of State General Fund expenditures as of Fiscal Year 2008-09. By statute, the Treasurer was directed to transfer, and did transfer, nearly $1.28 billion from the BRF to the State General Fund to be used as revenue for Fiscal Year 2009-10. The Treasurer also transferred $103.2 million from the BRF to the State General Fund to be used as revenue for Fiscal Year 2010-11. These transfers reduced the BRF to $0.

State General Fund. The State finances most of its operations through the State General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

Budget for Fiscal Years 2009-10 and 2010-11. On June 3, 2009, the General Assembly adjourned its regular session without adopting a biennial budget for Fiscal Years 2009-10 and 2010-11. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The State continued to run its operations pursuant to Executive Orders issued by the Governor. Authorization to pay debt service on the State's general obligation bonds remained unaffected. The Executive Orders covered the months of July, August and the portion of September until the approval of a budget for Fiscal Year 2009-10.

In special session, the General Assembly passed the biennial budget for Fiscal Years 2009-10 and 2010-11, which subsequently became law on September 8, 2009. The enacted budget for Fiscal Year 2009-10 included State General Fund revenues of approximately $17.38 billion and net appropriations of approximately $17.37 billion, resulting in a projected surplus of approximately $0.8 million. The budget for Fiscal Year 2010-11 included State General Fund revenues of approximately $17.592 billion and net appropriations of approximately $17.591 billion, resulting in a projected surplus of approximately $0.9 million.

The enacted biennial budget raised net revenues from three major resources: (i) grants from the American Recovery and Reinvestment Act ("ARRA"); (ii) transfers from other State funds to the State General Fund and securitizations; and (iii) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in Fiscal Year 2009-10 and $594.8 million in Fiscal Year 2010-11. Major revenue transfers included moving BRF funds of $1.04 billion and $342 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget increased the highest income tax bracket from 5% to 6.5%, which was expected to raise approximately $594 million and $400 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget also imposed a 10% corporate surcharge on certain companies and increased the cigarette tax by $1.00, which, in the aggregate, was expected to raise an additional $322.5 million through Fiscal Year 2010-11.

The significant changes in appropriations were from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal service reductions were estimated to save approximately $191 million and $193.7 million in Fiscal Years 2009-10 and 2010-11, respectively. Savings from certain entitlement programs were estimated to be approximately $192 million and $295 million in Fiscal Years 2009-10 and 2010-11, respectively. Certain education grant reductions were estimated to save $22.7 million in both fiscal years.

In addition, the Fiscal Year 2010-11 budget required the State to develop a financing plan that was expected to result in net proceeds of up to $1.29 billion to be used as general revenues during such fiscal year, which may include bond securitizations. The budget also required the State to develop a plan to sell State assets that was expected to result in net proceeds of up to $15 million to be used as general revenues during Fiscal Year 2009-10 and $45 million to be used as general revenues during Fiscal Year 2010-11. In addition, the budget for Fiscal Year 2009-10 required a reduction of $473.3 million in expenses from budgeted amounts. The budget for Fiscal Year 2010-11 required a reduction of $515.2 million of expenses from budgeted amounts. The budget was $840.9 million below the expenditure cap in Fiscal Year 2009-10 and $589.9 million below the expenditure cap in Fiscal Year 2010-11.

Fiscal 2009-10 Operations. On November 24, 2009, the Governor delivered a plan to address a potential deficit of $466.5 million in the State General Fund for Fiscal Year 2009-10 to the General Assembly. Because the Comptroller certified that State tax revenues for Fiscal Year 2009-10 would not be within 1% of original projections, a plan to reduce the State's sales tax rate by 0.5% did not take effect in January 2010. The elimination of the rate reduction precluded an estimated revenue loss of $129.5 million, leaving a deficit of $337 million still to be closed. The deficit mitigation plan included spending cuts made under the Governor's authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor's plan called for an additional $19.3 million in rescissions and $16.8 million in program cuts, including reductions in certain programs and delays in the implementation of others. The Governor's plan also recommended $116.3 million in program reductions that will require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates. The plan called for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund. The plan also called for a reduction of 3% in state aid to municipalities, saving the State approximately $84 million. The Governor submitted another deficit mitigation plan on March 1, 2010. On April 14, 2010 the bill was passed and signed into law. The bill provided for a net reduction in the anticipated State General Fund deficit for Fiscal Year 2009-10 of $323.3 million and a net increase in the State General Fund deficit for Fiscal Year 2010-11 of $34.2 million.

Midterm Budget Adjustments for Fiscal Year 2009-10 and 2010-11. The General Assembly concluded its legislative session on May 5, 2010, which included midterm budget adjustments for Fiscal Years 2009-10 and 2010-11. The General Assembly passed a bill which closed a current services gap of $416.5 million for Fiscal Year 2010-11. The General Assembly projected State General Fund revenues at approximately $17.67 billion and appropriated approximately $17.66 billion, with an estimated surplus of $0.2 million for Fiscal Year 2010-11. The projected State General Fund revenue was $70.6 million higher than the originally enacted budget. This net increase in revenue included: (1) a reduction of $105.2 million in expenses resulting from the impact of the deficit mitigation plan; (2) a downward adjustment in projected revenue of $75.8 million; and (3) an increase of $251.6 million by adopting changes in certain policy measures consisting of (i) a reduction of $334.7 million from the originally planned securitization of $1.29 billion in economic recovery revenue bonds ("ERBs"); (ii) an increase of $365.6 million in federal grants; (iii) a $140 million transfer of revenue from the projected Fiscal Year 2009-10 surplus; and (iv) certain other transfers and increases. Projected State General Fund expenditures of $17.67 billion were $72.5 million higher than the originally enacted budget and were primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $165.1 million in policy measure changes, including a $100 million deferral in the State's contribution to the State employees' pension fund.

As of June 30, 2010, State General Fund revenues were $17.69 billion, State General Fund expenditures and net miscellaneous adjustments were $17.24 billion, and the State General Fund surplus for Fiscal Year 2009-10 was $449.9 million, $140.0 million of which was scheduled to be transferred for use in Fiscal Year 2010-11.

Fiscal 2010-2011 Operations. As of September 1, 2011, Fiscal Year 2010-11 State General Fund revenues were estimated at $17.71 billion, State General Fund expenditures and miscellaneous adjustments were estimated at $17.47 billion and the State General Fund was estimated to have a surplus of $236.9 million. With the exception of $14.5 million that is contractually obligated to be deposited into a special State fund to pay post-employment benefits, the surplus balance is reserved for the payment toward a portion of the State's $915.8 million economic recovery notes issued to finance the Fiscal Year 2008-09 deficit. If the prior year fund reserves had not been available for use in Fiscal Year 2010-11, the State General Fund would have ended the year with a deficit of $213 million.

Budget for Fiscal Years 2011-12 and 2012-13. On May 3, 2011, the General Assembly passed the biennial budget for Fiscal Years 2011-12 and 2012-13. The Governor signed the bill into law on May 4, 2011. State General Fund appropriations were $18.35 billion in Fiscal Year 2011-12 and $18.78 billion in Fiscal Year 2012-13. The budget was projected to result in a surplus of $369.3 million in Fiscal Year 2011-12 and $634.8 million in Fiscal Year 2012-13. The budget included savings of $1.0 billion annually from state employee concessions.

On May 6, 2011, the Governor announced that a tentative agreement was reached with State employee union leaders. This agreement was submitted for ratified by the individual employee bargaining units and the General Assembly. The agreement, if ratified, was expected to result in savings of $1.6 billion over the biennium. As this amount does not achieve the total savings contemplated in the budget, the remaining amounts were to be achieved with additional spending cuts, utilization of budgeted surpluses from the Fiscal Year 2011-13 biennium, or some combination thereof. The May 6, 2011 agreement, however, failed to achieve the requisite number of votes or the number of bargaining groups for ratification. Without an agreement, the Governor called for a special legislative session, which was held on June 30, 2011, for purposes of addressing the unattained labor related savings in the adopted Fiscal Year 2011-13 biennial budget. The General Assembly passed and the Governor signed into law legislation which provided the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. The bill required the Governor to submit a plan, which he did, by July 15, 2011 to the General Assembly detailed these revised savings. On August 18, 2011, the Governor reached an agreement with the State employee unions which achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration. The agreement was deemed approved as of August 22, 2011. The estimated savings resulting from the agreement and the additional savings recommended by the Governor were estimated to result in a balanced budget for the Fiscal Year 2011-13 biennial budget.

Fiscal 2011-12 Operations. As of October 31, 2011, State General Fund revenues were estimated at $18.78 billion, State General Fund expenditures were estimated at $18.7 billion and the State General Fund was estimated to have a surplus of $79.1 million. $75.0 million of the estimated surplus must be reserved by the Comptroller to be applied to the GAAP deficit, with the remainder dedicated to redeeming a portion of the State's economic recovery notes.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of October 1, 2011, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the State General Fund of approximately $14.66 billion.

The following table sets forth the total approximate debt service on all outstanding long-term direct general obligation debt, as of October 1, 2011. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2012	$1.72
2013	$1.78
2014	$1.69
2015	$1.61
2016	$1.57
2017	$1.24
2018	$1.19

Fiscal Year	Total Debt Service (in billions of dollars)
2019	$1.08
2020	$0.93
2021	$0.94
2022	$0.95
2023	$0.95
2024-2031	$5.45
Total	$21.10

The General Assembly has empowered the State Bond Commission to authorize direct general obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.56 billion for Fiscal Year 2009-10, $1.05 billion for Fiscal Year 2010-11 and $0.66 billion for Fiscal Year 2011-12. For Fiscal Year 2010-11, the legislation reduced various bond authorizations totaling $615 million and approved additional bond authorizations totaling $71 million.

On December 3, 2009, the State issued approximately $916 million in general obligation notes and approximately $166 million in general obligation bonds. The notes are payable annually from January 1, 2012 to January 1, 2016 in varying amounts and at varying rates (2-5%). The bonds are payable in the amount of $55.25 million annually from January 1, 2012 to January 1, 2014, at a rate of 5% annually.

In April 2010, the State issued $105 million of general obligation bonds maturing in varying amounts between April 1, 2015 and April 1, 2018, and bearing interest at annual rates ranging from 2.50% to 5.00%. The State also issued $184.25 million of taxable general obligation bonds, maturing in varying amounts between April 1, 2019 and April 1, 2026, and bearing annual interest rates ranging from 4.407% to 5.257%. In April 2009 the State issued $228.16 million general obligation bond anticipation notes maturing on June 1, 2011. In April 2010, the State issued $353.09 million of general obligation bond anticipation notes, which were scheduled to mature on May 19, 2011 and bore an annual interest rate of 2.00%.

In May 2011, the State planned to issue $337.62 million in general obligation bonds and $15.47 million in taxable general obligation bonds. The general obligation bonds were expected to be scheduled to mature in varying amounts between May 15, 2012 and May 15, 2018. The taxable bonds were expected to be scheduled to mature on May 18, 2012.

In October 2011, the General Assembly passed, and the Governor signed into law, two pieces of legislation for purposes of promoting economic development and creating jobs in the State. The first piece of legislation authorizes an additional $231 million in general obligation bonds for Fiscal Year 2011-12, $345 million for Fiscal Year 2012-13 and $25 million each year in Fiscal Years 2013-14, 2014-15 and 2015-16. It also authorizes $50 million for additional special tax obligation bonds in Fiscal Year 2011-12. The second piece of legislation authorizes $290.7 million in general obligation bonds in varying amounts from Fiscal Year 2011-12 through Fiscal Year 2020-21 for purposes of establishing a research facility.

On November 14, 2011, the State issued $550 million in general obligation bonds that mature in varying amounts between November 1, 2012 and November 1, 2031 and bear interest at varying rates (1.5-5.0%) annually. The State also issued $150.82 million in general obligation refunding bonds that mature in varying amounts between May 1, 2012 and November 1, 2019 and bear interest at varying rates (1-5%) annually.

Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the State's general obligation bonds. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's special tax obligation bonds.

Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2014, which is to be met from federal, State and local funds, currently is estimated at $25.9 billion. The State's share ($10.5 billion) is financed almost entirely by STO bonds with the remaining funds coming from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues. STO bonds are payable solely from STF revenues. The State's share of the cost of the Infrastructure Program for Fiscal Years 1985-2014 to be financed by STO bonds is currently estimated at $9.8 billion. The actual amount may exceed $9.8 billion to finance reserves and cost of issuance amounts. During Fiscal Years 1985-2011, $23.7 billion of the total infrastructure program was approved, with the remaining $2.2 billion required for Fiscal Years 2012-14. The remaining $2.2 billion is anticipated to be funded with $1.6 billion from the anticipated issuance of $666 million in STO bonds, $37 million in anticipated revenues, and $1.5 billion in anticipated federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2010, the STF paid $1 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2010-11 was $1.0 million.

During the past several years the STF's revenues and expenses have undergone a variety of legislative changes. In 2005, legislation increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $22.5 million in Fiscal Year 2005-06, $30 million in Fiscal Year 2006-07, $53 million in Fiscal Year 2007-08, $79.9 million in each of Fiscal Years 2008-09 to 2012-13, and $98 million in each fiscal year thereafter. In 2006, legislation again increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $80 million in each of Fiscal Years 2006-07 to 2009-10 and by $100 million in Fiscal Year 2010-11 and thereafter. In July 2007, legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 for Fiscal Year 2007-08 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax. In 2009, legislation authorized additional transfers to the STF from the State General Fund in the amount of $81.2 million in Fiscal Year 2009-10, $126.0 million in Fiscal Years 2010-11 and 2011-12 and $172.8 million in Fiscal Year 2012-13 and annually thereafter. In 2010, legislation was adopted reducing the transfers to the STF from the State General Fund by $10.0 million in Fiscal Year 2009-10, $18.5 million in Fiscal Year 2010-11 and $2.0 million in Fiscal Year 2011-12.

Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2011, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($178.2 million outstanding) and Clean Water Fund Revenue Bonds ($762.63 million outstanding). In March 2011 the State issued $91.43 million Bradley International Airport General Airport Revenue Refunding Bonds, Series 2011 A and $60.95 million Bradley International Airport General Airport Revenue Refunding Bonds, Series 2011 B. The proceeds of the 2011 Bradley Bonds were used on April 1, 2011 to refund all of the outstanding Bradley International Airport General Airport Revenue Bonds. In March 2011 the State also issued $182.94 billion State Revolving Fund General Revenue Bonds, 2011 Series A.

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers. To fund possible shortfalls, the State can issue bonds. As of February 1, 2011, the State borrowed $619.2 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipated borrowing a total of approximately $1 billion by the end of 2011.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by State General Fund resources. Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of February 1, 2011, $4.57 million of such bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes. The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut State University System, which are secured by one or more special capital reserve funds. In August 2011, CHEFA issued $28.84 billion of State Supported Child Care Revenue Bonds. The State Treasurer provided written confirmation to CHEFA that the State Treasurer will (i) pay 100% of the principal and interest payments required to be made on such bonds, provided that the agreement of the State Treasurer to make such payments each year is expressly conditioned upon the appropriation of such payments by the State legislature, such appropriation being in effect when such payments are due, (ii) make payment to the trustee for such bonds on or prior to the due dates for such payments and (iii) include such payments in the State Treasurer's proposed annual budget for each year that such bonds are outstanding.

The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. The bonds are to be backed by State contractual assistance equal to annual debt service. As of February 1, 2011, $110 million of its revenue bonds were issued and $102.68 million were outstanding.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($30.1 million outstanding as of October 1, 2011) and the Southeastern Connecticut Water Authority ($1.3 million outstanding as of October 1, 2011). Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period. The State has authorized new school construction grant commitments of approximately $427.5 million for Fiscal Year 2010-11. Additionally, the State has authorized new school construction grant commitments of approximately $285 million for Fiscal Year 2011-12. As of June 30, 2011, the Commissioner estimated that current grant obligations under the grant program established in 1997 are approximately $2.51 billion, which includes approximately $7.74 billion in grants approved as of such date less payments already made of $5.23 billion. Prior to the 1997 legislation, the grant program was conducted differently. As of June 30, 2011, under the old program, the State is obligated to various cities, towns and regional school districts for $258 million in aggregate installment payments and $39 million in aggregate interest subsidies for a total of $297 million.

Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2010, the current and long term liabilities of the CLC totaled $228.4 million.

Pension and Retirement Systems

State Employees' Retirement Fund. The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF"). For periods ended June 30, 2010, the Treasurer realized annualized net returns on investment assets in SERF of 7.08% over the past twenty years, of 6.71% over the past fifteen years, of 2.89% over the past ten years and of 2.66% over the past five years. As of June 30, 2010, the market value of the fund's investment assets was $7.80 billion. For Fiscal Years 2009-10 and 2010-11, the State had annual contribution requirements of $897.4 million and $944.1 million, respectively. In order to help meet those requirements, the State appropriated $713.0 million and $745.8 million from the State General Fund and STF, respectively. The Fiscal Year 2009-10 appropriation was reduced by $64.5 million as part of the mid-term budget adjustments, and it was reduced by an additional $100 million as part of the deficit mitigation plan. The appropriation for Fiscal Year 2010-11 was reduced by $100 million as part of the mid-term budget adjustments. As of June 30, 2011, the market value of the fund's investment assets was $8.98 billion. The State appropriated $722.1 million for Fiscal Year 2011-12 and $715.5 million for Fiscal Year 2012-13, which together with anticipated grant reimbursements from federal and other funds will be sufficient to fully fund the employer contribution requirements for Fiscal Years 2011-12 and 2012-13.

The November 2010 actuarial valuation determined that the State has annual contribution requirements of $1.02 billion for Fiscal Year 2011-12, $1.05 billion for Fiscal Year 2012-2013 and $1.13 billion for Fiscal Year 2013-14.

Teachers' Retirement Fund. The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems. For periods ended June 30, 2010, the Treasurer realized annualized net returns on investment assets in TRF of 7.22% over the past twenty years, of 6.90% over the past fifteen years, of 3.10% over the past ten years and of 2.99% over the past five years. As of June 30, 2010, the market value of the fund's investment assets was $12.28 billion. The State appropriated sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively. As of June 30, 2011, the market value of the fund's investment assets was $14.14 billion. The State appropriated $757.2 million for Fiscal Year 2011-12 and $787.5 million for Fiscal Year 2012-13, which will be sufficient to fully fund the employer contribution requirements for Fiscal Years 2011-12 and 2012-13.

The November 2010 actuarial valuation determined that the State has annual contribution requirements of $757.2 million for Fiscal Year 2011-12 and $787.5 million for Fiscal Year 2012-13.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage. The amount expended by the State for Social Security coverage for Fiscal Year 2008-09 was $309.9 million, of which $227.4 million was paid from the State General Fund and $14.5 million was paid from the STF. The amount expended by the State for Social Security coverage for Fiscal Year 2009-10 was $290.6 million, of which $216.7 million was paid from the State General Fund and $13.7 million was paid from the STF. For Fiscal Year 2010-11, the State appropriated $255.7 million, of which $232.3 million was paid from the State General Fund and $19.6 million was paid from the STF.

The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment. In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. The State will need to make significant State General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For Fiscal Year 2009-10 $482.9 million was appropriated. The State has not established any fund for the accumulation of assets with which to pay post-retirement life benefits in futures years.

Litigation

The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position. There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources. In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Sheff v. O'Neil. This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the trial court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the General Assembly to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the trial court to retain jurisdiction of this matter. In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the Court's 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four-year duration of the settlement. That agreement expired in June 2007 and the anticipated costs of the agreement were expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy alleging that the State remained in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiffs' motion, and in January 2008 completed that hearing. On April 4, 2008, a tentative settlement was presented to the General Assembly, which approved the settlement on May 4, 2008. The court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves. On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement and claimed that the State failed to meet a benchmark for placement of students in reduced isolation educational settings. As a remedy, they sought appointment of a special master "to ensure prompt and complete compliance" with the stipulation. The trial court denied the plaintiffs' motion on February 23, 2010. A motion for reconsideration of that ruling was denied.

State Employees Bargaining Agent Coalition v. Rowland. This case was brought by a purported class of terminated State employees who sued the Governor and the Secretary of OPM alleging that they were fired in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity. The court denied the motion on January 18, 2005, and the defendants appealed. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the trial court. The parties subsequently moved for summary judgment on all remaining claims. The same purported class brought related State law claims under the caption Conboy v. State of Connecticut. On October 20, 2006, the trial court in Conboy v. State of Connecticut denied the State's motion to dismiss and the State appealed. The appeal has been denied and the case has been remanded to the trial court for further proceedings. By agreement of both parties, the proceedings in Conboy were stayed pending disposition of the action in Rowland. By ruling dated July 1, 2011, the trial court in Rowland granted the defendants' motion, denied the plaintiffs' motion and ordered the case dismissed.

State of Connecticut v. Philip Morris, Inc., et al. This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for 2003. The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated. If an arbitration results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years. A multistate arbitration proceeding has commenced and is currently proceeding though the preliminary stages. It is not known when there will be a decision as to Connecticut or any other state.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education. They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted. The court ruled that the Coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint. After the court's ruling, one count of the plaintiffs' complaint remained, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided. The Court has recently established a schedule for discovery and scheduled a trial to commence in 2014.

Juan F. v. Weicker. Since 1991, the State Department of Children and Families ("DCF") has been operating under the provisions of a federal court-ordered consent decree in this case. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order. Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions. The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008. The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan. On April 13, 2010, the State moved to vacate the consent decree and the exit plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight is, therefore, unwarranted. That motion was denied on September 22, 2010. On August 17, 2010, the court ruled that children receiving voluntary services — a program permitting parents to obtain services for disabled children without relinquishing custody — are included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program. A motion for reconsideration of that ruling was denied on December 22, 2010.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005. On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims. The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007. The Golden Hill Paugussett Tribe had until March 2011 to appeal the denial of its petition seeking federal recognition but no appeal was filed.

An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately owned and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision. The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation appealed to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending resolution of the federal recognition matter. On October 19, 2009, the Court of Appeals denied the appeal and affirmed the trial court's ruling. On October 19, 2009 the Court of Appeals denied the appeal and affirmed the District Court's ruling. The Schaghticoke Tribal Nation filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the Court of Appeals' decision, and on October 4, 2010, the petition was denied.

In June 2002, the BIA issued a final determination granting federal recognition to the Historic Eastern Pequot Tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe. The Pequot Tribe had until October 2011 to appeal this decision but no appeal was filed. It is possible that other land claims could be brought by other Indian groups, who have petitioned the federal government for recognition. In any of these matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs. The defendants filed a motion to dismiss. On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification. The court has recently established a schedule for discovery and anticipated trial date.

Pham v. Starkowski. In this class action lawsuit, plaintiffs are seeking to enjoin the Department of Social Services ("DSS") from terminating the State-funded medical assistance for non-citizen's program, which provides medical benefits to "qualified aliens." The matter was certified in State court as a class action, and the trial court struck down both of the challenged provisions on equal protection grounds. The State appealed and requested a stay of the injunction, which motion was denied by the trial court. DSS estimated that the cost of reinstatement will be $9.75 million annually. DSS has reinstated individuals onto the program and reopened the program to new applicants. Oral argument before the Connecticut Supreme Court took place on November 30, 2010. In a decision officially released on April 5, 2011, the Court ruled in favor of DSS, reversing the trial court's decision and remanding for entry of judgment in favor of the State.

Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit against Governor Rell. The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State. The trial court granted the defendants' motion to dismiss with the exception of one count of the complaint and denied the plaintiff's request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction. The appellate court affirmed the trial court's decision denying the preliminary injunction. Plaintiff has moved for reconsideration and rehearing en banc; that motion remains pending. Proceedings on the remaining count are stayed pending the outcome of the appellate court proceedings.

Computers Plus Center, Inc. and Malapanis v. Department of Information Technology. On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million for violation of its due process rights by the Department of Information Technology ("DOIT"). DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties. CPC's counter-claim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter. The trial court reduced the verdict to $1.83 million. Both sides have filed appeals that remain pending. The counter-claim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it.

Joe Markley v. Department of Public Utility Control, et al. This is an action filed by a pro se litigant seeking to enjoin and declare invalid a financing order (the "Order") of the Department of Public Utility Control (the "DPUC") issued in connection with the issuance of ERBs. The Order imposes an assessment on electric consumers to cover the costs of the issuance of, and debt service on, the ERBs. The plaintiff asserts that, as an electric customer, he is harmed by the DPUC carrying out the imposition of this assessment. He claims that the DPUC's authority is limited to the regulation of public service companies and has no taxing authority. On the basis of these claims, the plaintiff seeks temporary and permanent injunctive relief. The defendants moved to dismiss the complaint and on December 21, 2010 the trial court dismissed the case for failure to exhaust administrative remedies. The plaintiff filed an appeal of that dismissal. The Connecticut Supreme Court agreed to hear the appeal directly. Oral argument before the Connecticut Supreme Court took place on March 23, 2011. On May 12, 2011 the Connecticut Supreme Court dismissed the action finding that the plaintiff's claims are barred by sovereign immunity.

Roger Sherman Liberty Center, Inc., et al. v. Williams, et al. Plaintiffs challenge the constitutionality of the legislation adopting the budget for Fiscal Years 2011-12 and 2012-13, claiming, among other things, that general budget expenditures impermissibly exceed estimated revenues by approximately $2 billion. By a ruling on June 24, 2011, the trial court dismissed the action for lack of subject matter jurisdiction because the lawsuit was not ripe for adjudication and the issue presented was not appropriate for judicial resolution under the political question doctrine. As of October 20, 2011, no appeal had been taken of that ruling.

Maryland

General Information

The State of Maryland has a population of approximately 5.8 million, with employment based largely in the service, trade and government sectors. Those sectors, along with financial services, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above-average percentage of employees in government. Maryland residents received approximately $283.9 billion in personal income in 2010 and approximately $297 billion (estimated) in personal income in 2011. Per capita income continues to remain significantly above the national average. In 2010, per capita income was $49,070 in Maryland compared with the national average of $39,945, ranking the State as the fourth highest of the 50 states, at 123% of the national average. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

Annual unemployment rates have been below those of the national average for each of the last 36 years. The unemployment figure for 2011 was 7.0% compared to a national rate for the same period of 9.0%. As of December 2011, unemployment rates were 6.7% in Maryland and 8.5% in the United States. Maryland's labor force totaled just under 3 million individuals in 2010. The recent national recession has slowed Maryland's economy and its effects likely will continue to be felt for an extended period of time. In the aggregate, Maryland lost 5.6% of its jobs in the recession while the nation lost 6.3%.

Economic indicators in State employment and housing continued to show deterioration from the start of the recession over two and half years ago. The State forecasts employment growth of roughly 1% for the next several years, with wage growth of approximately 3.5% annually. There also are uncertainties with respect to potential federal budget cutbacks as reductions in federal employment in Maryland appear to be likely over the next several years. Nevertheless, the State's economy is showing signs of the emerging national recovery. Through December 2011, Maryland and the nation have gained 45.1% and 30.3% of jobs lost during the recession. In the housing sector, 2010 home prices decreased by 4.1%; however, the rate of price decline moderated from 2009 levels. The construction industry has continued to contract due to the weak housing market, as the value of all residential unit permits issued in 2010 declined by 6.6%; however, the total number of residential building permits increased by 7.3%. While most of the difficulties caused by the national recession affected (and continue to affect) the State's economy, these problems have not hit Maryland as hard as many other states. Maryland's high income and proximity to the federal government has enabled continued growth in professional and business services. As is often the case, government employment in Maryland has acted as a stabilizing influence. Another positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission, which have been expected to create, both directly and indirectly, 45,232 new jobs with an average wage of $70,388 over the next several years. Additionally, the U.S. Cyber Command, established in May 2010 and activated in October 2010, is expected to create 1,000 jobs annually for the next several years.

State Budget and Finances

General. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2011 with a non-spendable State General Fund balance of $468.3 million and a total State General Fund balance of $1.34 billion. The non-spendable State General Fund balance represents a net increase of $19.3 million over Fiscal Year 2010. The State General Fund balance represents a net increase of $90.5 million, compared to a decrease of decrease of $261 million during Fiscal Year 2010.

The State's Reserve Fund consists of four accounts: the Revenue Stabilization Account (the "RSA"), the Dedicated Purpose Account, the Economic Development Opportunities Program Account and the Catastrophic Event Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State Reserve Fund totaled $629.2 million at the end of Fiscal Year 2011. The balance of the State Reserve Fund for Fiscal Year 2012 is estimated to be $676.1 million, with $673.1 million contained in the RSA and $3.0 million in the other accounts. The RSA is estimated to be 4.8% of State General Fund revenues in Fiscal Year 2012.

2011 Budget. On April 12, 2010, the General Assembly approved the Budget for Fiscal Year 2011 (the "2011 Budget"), which included, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.742 billion in aid to local governments from general funds; (iii) $800,000 for capital projects; (iv) $15.0 million to the State Reserve Fund; and (v) deficiency appropriations of $195.8 million for Fiscal Year 2011.

As part of the 2011 Budget, the General Assembly passed the Budget Reconciliation and Financing Act of 2010 (the "2010 Act"), which authorized various funding changes resulting in increased State General Fund revenues and decreased State General Fund appropriations. The 2010 Act and other revenue adjustments increased Fiscal Year 2011 State General Fund revenues by $367.2 million. The 2010 Act authorized transfers to the State General Fund of $22.3 million from various special funds and $111.7 million from capital-related special funds in Fiscal Year 2011. In addition, the Budget Reconciliation and Financing Act of 2011 (the "2011 Act") authorized transfers to the State General Fund of $5.6 million in transfer tax revenues and $3.4 million from various special fund balances for Fiscal Year 2011. The 2010 Act also authorized $200.0 million to be transferred from the Local Income Tax Reserve to the State General Fund as a result of a decrease in federal Medicaid matching funds.

State General Fund appropriations for Fiscal Year 2011 were reduced by approximately $566.0 million, which largely reflects the use of different funding sources for certain expenditures. The 2011 Budget included $15.0 million for the State Reserve Fund in the Dedicated Purpose Account. No transfers from the State Reserve Fund to the State General Fund were proposed for Fiscal Year 2011.

The 2011 Budget funded the State's debt service on its general obligation bonds with $827.5 million in special funds, primarily from State property tax revenues. The amount of State property tax revenues reflected a property tax rate unchanged from Fiscal Year 2009. State aid to primary and secondary schools included $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from video lottery terminal ("VLT") operations and $54.0 million in VLT licensing fees. The 2011 Budget also included $389.0 million in additional federal funds through Medicaid. The 2011 Budget did not include funds for any employee cost of living adjustment, merit increases, nor the statutory match for contributions to deferred compensation.

At the end of Fiscal Year 2011, State General Fund revenues were $314.2 million (2.4%) above estimates, resulting in a $990.1 million State General Fund balance on a budgetary basis. This was $344.1 million more than was estimated at the time the 2011 Budget was enacted. On a GAAP basis, the Fiscal Year 2011 State General Fund balance was $1.34 billion, compared to the Fiscal Year 2010 balance of $1.25 billion, and the Fiscal Year 2011 non-

spendable State General Fund balance was $468.3 billion, compared to the Fiscal Year 2010 non-spendable State General Fund balance of $449 million.

2012 Budget. On April 8, 2011, the General Assembly approved the Budget for Fiscal Year 2012 (the "2012 Budget"), which includes $14.749 billion in spending for, among other things: (i) $6.096 billion in aid to local governments; (ii) $4.014 billion to support public health services in the State's Department of Health and Mental Hygiene, including $2.552 billion for the State's Medicaid program; (iii) $15.0 million to the State Reserve Fund; (iv) $62.5 million in supplementary appropriations; and (v) $127.3 million in deficiency appropriations for Fiscal Year 2011.

As part of the 2012 Budget, the General Assembly passed the Budget Reconciliation and Financing Act of 2011 (the "2011 Act"), which authorizes various funding changes resulting in increased State General Fund revenues and decreased State General Fund appropriations. The 2011 Act and other revenue adjustments and legislative increased Fiscal Year 2012 revenues by $312.3 million. The 2011 Act also authorizes transfers to the State General Fund of $36.4 million from various special funds and $191.3 million from various capital-related special funds.

State General Fund appropriations for Fiscal Year 2012 were reduced by $331.3 million. The 2012 Budget includes $15.0 million to the State Reserve Fund in the Dedicated Purpose Account and directs $40.0 million in the RSA. The balance of the RSA currently is estimated to be $676.1 million at June 30, 2012, equal to 4.8% of State General Fund revenues. No transfers from the State Reserve Fund to the State General Fund are planned in Fiscal Year 2012.

The 2012 Budget includes $1.5 billion in contributions to the Maryland State Retirement and Pension System (the "Pension System"). The 2011 Act authorized reforms to the Pension System that are projected to produce $295.2 million in Fiscal Year 2012 savings, $120 million of which is allocated to budget relief through a reduction in employer contributions to the Teachers' and Employees' Pension Systems ("TEPS") and $175.2 million of which is reinvested in TEPS. $104 million of the $120 million in budgetary relief will accrue to the State General Fund. The 2011 Act also provides that for future fiscal years, the State's pension contributions shall include an additional amount reflecting the difference between the State's required contribution for that fiscal year and the amount that would have been required had the reforms not been enacted. For Fiscal Year 2013, State pension contributions will be reduced by $120.0 million and the amount of savings estimated to be reinvested will be $192.4 million. Beginning in Fiscal Year 2014, all savings from the 2011 Act pension reforms, up to an annual cap of $300.0 million, will be invested in TEPS. The 2012 Budget does not include funds for any employee cost of living adjustment, merit increases or the statutory match for contributions to deferred compensation. It does, however, include $39.2 million for a onetime $750 bonus for most employees.

The 2012 Budget funds the debt service on the State's general obligation bonds with $867.3 million in special funds, primarily from State property tax revenues and $11.1 million in federal funds. The projected amount of State property tax revenues reflects a property tax rate unchanged from Fiscal Year 2011.

At the time the General Assembly passed the 2012 Budget, it was estimated that the State General Fund balance on a budgetary basis at June 30, 2012 would be $56.4 million. As of December 9, 2011, Maryland is expected to realize $145.2 million more in revenues over Fiscal Year 2011 than was estimated and it is now estimated that the State General Fund balance on a budgetary basis at June 30, 2012 will be $285.3 million.

2013 Proposed Budget. On January 18, 2012, the Governor presented his proposed budget for Fiscal Year 2013 (the "2013 Proposed Budget"), which includes $15.325 billion in spending for, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $6.016 billion in aid to local governments; (iii) $4.059 billion to support public health services in the State's Department of Health and Mental Hygiene, including $2.554 billion for the State's Medicaid program; (iv) $390.5 million to the State Reserve Fund; and (v) $296.7 million in deficiency appropriations for Fiscal Year 2012.

The 2013 Proposed Budget includes the Budget Reconciliation and Financing Act of 2012 (the "2012 Act") that, if enacted, would authorize various funding changes resulting in increased State General Fund revenues and decreased State General Fund expenditures. The 2012 Act and other revenue adjustments would increase Fiscal Year 2013 revenues by $348.8 million. The 2012 Act would authorize transfers to the State General Fund of $1.8 million from various special funds and $99.5 million from various capital-related special funds.

Under the 2013 Proposed Budget, State General Fund appropriations for Fiscal Year 2013 would be reduced by $367.6 million, contingent upon enactment of the 2012 Act. The 2013 Proposed Budget includes $50 million to the State Reserve Fund in the Dedicated Purpose Account and $340.5 million to the RSA. A transfer of $315.0 million from the RSA to the State General Fund is included in the 2013 Proposed Budget. No transfers from the State Reserve Fund to the State General Fund are planned in Fiscal Year 2013.

The 2013 Proposed Budget includes $1.3 billion in contributions to the Pension System. The contributions include an additional $190.8 million pursuant to the 2011 Act, which reflects the difference between the State's required contribution for Fiscal Year 2013 and the amount that would have been required had the reforms to the Pension System not been enacted, less $120.0 million.

The 2013 Proposed Budget funds the debt service on the State's general obligation bonds with $909.6 million in special funds, primarily from State property tax revenues and $12.0 million in federal funds. The projected amount of State property tax revenues reflects a rate unchanged from Fiscal Year 2012.

The 2013 Proposed Budget results in an estimated State General Fund balance on a budgetary basis at June 30, 2013 of $163.6 million. The State Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2012 Act and in the 2013 Budget, which together would reduce the State's structural budget imbalance in Fiscal Year 2013 by 59.2% to $449.0 million from $1.1 billion. Future shortfalls in the State General Fund are estimated between $360.0 million and $437.0 million in Fiscal Years 2014 through 2017. In addition, the balance of the RSA is estimated to be $721.4 million at June 30, 2013, equal to 5.0% of State General Fund revenues, as estimated in December 2011.

Certain State Funds

Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA"), are to be placed into this fund, which can only be spent through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $149.4 million in Fiscal Year 2011 and are estimated to be $149.1 million in Fiscal Year 2012.

As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2011 was $148.31 million, including the award from the arbitration panel for attorney fees. This amount does not include $20.12 million the tobacco companies paid to the disputed account pending the outcome of litigation. It is estimated that payments made to the State pursuant to the MSA through Fiscal Year 2016 will total $2.64 billion, of which $149.87 million will be paid to legal counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $87.03 million during that same period pursuant to an award for attorney fees by a national arbitration panel.

Transportation Trust Fund. The Transportation Trust Fund (the "TTF"), administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority (the "MTA"), dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the TTF, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the State General Fund if unexpended at the end of the fiscal year; however, the General Assembly may enact legislation requiring such a transfer, and also a subsequent retransfer back to the TTF.

The 2011 Act altered the distribution of certain revenues shared by the TTF and the State General Fund. Beginning in Fiscal Year 2012, the TTF share of the sales tax was permanently credited to the State General Fund. In addition, the TTF share of the State's corporate income tax was lowered and the distribution of Highway User Revenues to the State General Fund was and will be entirely credited to the TTF beginning in Fiscal Year 2013.

Expenditures from the fund were $3.647 billion in Fiscal Year 2011.

State Unemployment Insurance Trust Fund. In Fiscal Year 2011, the State's Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $925.7 million in annual contributions from employers and workers, while paying out approximately $778.1 million in benefits. The State's unemployment rate, which was 5.4% in December 2008, rose to 7.5% in December 2009 and fell to 7.4% in December 2010 and 6.7% in December 2011. As a result of the unprecedented demand on the UITF, in 2010, the State borrowed $133.8 million from the U.S. Department of Labor for cash advances to pay unemployment benefits. Increased unemployment insurance tax payments from employers resulting from automatic rate adjustments began to flow into the UITF beginning in April 2010, and the UITF repaid the advance to the Department of Labor in December 2010. Repayment of any borrowings from the federal government was an obligation of the UITF and not the State.

While the UITF has held up better that similar funds in other states, its reserves have declined from $755 million in December 2008 to less than $100 million in February 2010. In April 2010, the UITF received $126.8 million in additional federal funding because of modernization adjustments to State unemployment insurance laws. Of that amount, $29.1 million remains in the UITF, which had a balance of $417.8 million as of December 31, 2011.

State Indebtedness

The State issues general obligation bonds, to the payment of which the State ad valorem property tax is pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of locally-owned public schools. Such bonds also have been issued to fund local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, bond premiums, interest subsidy payments from the federal government, debt service fund loan repayments and general fund and capital projects fund appropriations provide the resources for repayment of general obligation bonds. Under the Fiscal Year 2011 capital program, 28% of new general obligation bond authorizations represented financing of State-owned capital facilities, 65% represented financing of grant and loans to local government units for capital improvements and 7% represented financing of capital improvements owned by non-profit or other private entities.

As of December 31, 2011, Maryland has $10.151 billion of net State supported debt outstanding. General obligation bonds accounted for $7.288 billion of that amount. In Fiscal Year 2011, debt service on general obligation bonds was paid primarily from State property tax receipts. As of December 31, 2011, the principle amount for outstanding DOT bonds was $1.520 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax and the sales and use tax on short term vehicle rentals. As of December 31, 2011, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds accounted for $232.2 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $472.0 million as of December 31, 2011.

As of December 31, 2011, the State had $1.839 billion of authorized but unissued debt. The State has conducted three general obligation bond offerings during Fiscal Year 2012, and does not expect to conduct any additional offerings during Fiscal Year 2012.

In Fiscal Year 2008, the State issued the first $50 million of Bay Restoration Revenue Bonds, which are secured by mandatory annual fees of $30 per equivalent dwelling unit from users of sewerage systems in the State and $30 from each septic system user, which are then contributed to the Bay Restoration Fund. Fees deposited in the Fund totaled $54.6 million in Fiscal Year 2011 and are estimated to total approximately $55 million in each subsequent fiscal year. Between 2012 and 2014, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds. The Fiscal Year 2010, Fiscal Year 2011 and Fiscal Year 2012 transfers of $155.0 million, $45.0 million and $90.0 million, respectively, from the Bay Restoration Fund to the State General Fund pursuant to the 2010 Act and 2011 Act will not affect the security of Bay Restoration Revenue Bonds. As of December 31, 2011 the principal amount of outstanding bonds was $41.6 million.

The MTA is authorized to issue Grant Anticipation Revenue Vehicle ("GARVEE") Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service is paid from a portion of Maryland's federal highway aid. The MTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million. In December 2008, the MTA issued the second and final series of GARVEE bonds in the amount of $425 million. As of December 31, 2011, the principal amount of outstanding GARVEE bonds was $596.9 million.

The General Assembly created a Capital Debt Affordability Committee (the "CDAC"), the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation and one person appointed by the Governor. The Chairs of the Capital Budget Subcommittees of the Senate Budget and Taxation Committee and the House Appropriations Committee participate as non-voting members. The CDAC is required to submit to the Governor by October 1 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the CDAC's responsibilities are advisory only, the Governor is required to give due consideration to the CDAC's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

The CDAC's most recent recommendation of December 2011 encompasses all tax-supported debt, including, in addition to general obligation debt, Consolidated Transportation Bonds issued by the DOT, State tax-supported bonds issued by the Maryland Stadium Authority, State tax-supported capital lease transactions, GARVEE Bonds and Bay Restoration Revenue Bonds. This recommendation to the Governor and the General Assembly for Fiscal Year 2013 was to limit new general obligation bond authorizations to $1.075 billion.

Ratings. General obligation bonds of the State are currently rated Aaa (with a negative outlook) by Moody's and AAA (with a stable outlook) by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

On December 7, 2011, Moody's confirmed its Aaa rating (with a negative outlook) for Maryland, after concluding additional assessments of the ratings outlooks of Aaa-rated states and local government issuers that Moody's had previously identified as indirectly linked to the U.S. government. In its announcement, Moody's stated that Maryland has an economy that is "highly dependent on federal employment and federal spending" and that, as a result, is "exposed to the risks posed by federal downsizing and spending cuts." Moody's also noted that if the United States' Aaa sovereign rating were to be placed under review or downgraded, the ratings of municipal issuers with negative outlooks indirectly linked to the U.S. government would follow suit.

Litigation

The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. Except as noted below, the legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

The State is the defendant in a class-action proceeding in the Circuit Court for Anne Arundel County challenging the constitutionality of State-wide rent reforms enacted in 2007. Plaintiffs allege an unconstitutional regulatory taking of property and are seeking in excess of $100 million in damages. In another action challenging the State-wide rent reforms, the Maryland Court of Appeals held on October 25, 2011 that the extinguishment and transfer provisions of the State-wide rent reforms were unconstitutional. Subsequently, on December 20, 2011, the Circuit Court for Anne Arundel County concluded that the State-wide rent reforms retroactively abrogated vested rights and were unconstitutional, and granted summary judgment to plaintiffs.

While the State likely will appeal the decision of the Circuit Court, success on appeal is uncertain and an unfavorable outcome for the State is a distinct possibility. If the Circuit Court decision is upheld on appeal, it would not have a material impact on the finances of the State, as the relief granted would be limited to striking down the statute. Such a decision would, however, expose the State to additional lawsuits. Additionally, if the Circuit Court case proceeds to trial and plaintiffs obtain a judgment that grants the entirety of the monetary relief sought by the plaintiffs, such a judgment could potentially have a material impact on the finances of the State.

Any adverse judgment likely would be the subject of appeals, curative legislation, or both; any of which could reduce any material financial impact on the finances of the State. Any payment of a final judgment after the exhaustion of appeals would be subject to the approval of the Board of Public Works from money appropriated for that purpose in the State budget. Consequently, neither the 2012 Budget nor the 2013 Proposed Budget will be adversely affected, and the payment of any future final judgments would impact a future fiscal year budget to the extent that monies are appropriated in that budget to pay such final judgments.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, relatively low rates of unemployment, and a relatively diversified economy. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2009, the population density of Massachusetts was 841 persons per square mile, as compared to 86.8 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%). The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a 2008 population of 609,023.

The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3% of the Commonwealth's GDP in 2008. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Commonwealth ended Fiscal Year 2010 with an increase in its cash balance from $805.3 million to $844.2 million. The Commonwealth expected to issue approximately $2.3 billion in bonds in Fiscal Year 2011, including $1.625 billion in general obligation bonds and $675 million for the accelerated bridge program (which included $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for Fiscal Year 2011). The plan called for approximately $2.07 billion of bonds to be issued in Fiscal Year 2012, including $1.75 billion in general obligation bonds issued under the bond cap and $320 million of borrowing for the accelerated bridge program. On August 26, 2010 the Commonwealth issued $358 million in general obligation bonds under the bond cap and $1.2 billion in RANs to support the Commonwealth's cash flow needs. The RANs were scheduled to mature in late April 2011, May 2011 and June 2011. The Commonwealth also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the Fiscal Year 2011 budget. Both series of refunding bonds were sold on July 23, 2010, and mature in 2014 and 2015.

The Commonwealth's cash balance through October 2011 was $1.523 billion, which was more than previously forecasted. The Stabilization Fund ended Fiscal Year 2011 with a balance of $1.379 billion, which represented a $709 million increase from the close of Fiscal Year 2010. This increase resulted from Stabilization Fund investment earnings, statutorily required deposits on account of withholding taxes on Lottery winnings, a $350 million deposit authorized in the Fiscal Year 2011 final supplemental appropriations bill, and statutorily required deposits from the Fiscal Year 2011 consolidated net surplus. The entire $709 million was expected to be transferred from the Commonwealth General Fund to the Stabilization Fund during November 2011. The Commonwealth also expected to issue up to $1.2 billion in RANs in November 2011.

Fiscal Year 2010. The final Fiscal Year 2010 budget, as enacted, totaled $27.046 billion and was based on a Fiscal Year 2010 tax revenue estimate of $18.879 billion. This estimate initially was revised downward to $18.279 billion on October 15, 2009 and was subsequently revised up to $18.46 billion on January 7, 2010. To cover the projected tax revenue shortfall, the Governor announced approximately $277 million in spending reductions in October 2009 across executive branch agencies. Other solutions to the reduced estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available American Recovery and Reinvestment Act ("ARRA") funds. Based on the updated guidance provided by the federal government with respect to available Medicare "clawback" payments, $80 million was transferred back to the Stabilization Fund.

In March 2010, the Executive Office for Administration and Finance ("EOAF") announced that it had identified $195 million of additional non-tax revenue and cost exposures in Fiscal Year 2010 that were not previously anticipated. A portion of the deficiency was reimbursed by the federal government, leaving a $118 million deficiency that needed to be closed using state resources. The Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund. These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010. In addition, $30 million of the $80 million of clawback payments discussed above were transferred back to the Stabilization Fund.

The Governor signed Fiscal Year 2010 supplemental appropriations totaling $665.4 million. The majority of additional funding was necessary to support safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the Commonwealth's MassHealth program. There also were other unanticipated costs that required supplemental funding. On July 9, 2010, the Governor filed a final supplemental appropriations bill for Fiscal Year 2010 that provided for net new spending in the amount of $28.5 million. This funding primarily addressed outstanding liabilities of the Commonwealth, and there were sufficient resources available to cover these expenditures.

Fiscal Year 2011. On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional Federal Medical Assistance Percentage

("FMAP") that was assumed in the budget, but which the U.S. Congress had not yet approved. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that had not yet been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. As a result, the Governor vetoed certain funding in the Fiscal Year 2011 budget to solve for these anticipated exposures.

The Fiscal Year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the balance in the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the Commonwealth General Fund balance into the next fiscal year. Taking all that into account, the Stabilization Fund initially was projected to have a $556 million balance at the end of Fiscal Year 2011. The Fiscal Year 2011 budget also relied on $809 million in remaining available ARRA funds.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in appropriations to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues expected to be provided to the Commonwealth in Fiscal Year 2011 from the August 2010 extension of the FMAP rate. The legislation also eliminated the planned Fiscal Year 2011 withdrawal of $100 million from the Stabilization Fund and authorized the EOAF to forego the use of approximately $95 million in additional reserves assumed from the suspension of the "statutory carry forward" in Fiscal Year 2011. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth received additional federal Medicaid reimbursements for these expenditures, leaving the "net" total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program. Later that month, the Governor requested supplemental appropriations totaling $311.7 million, including $183.3 million for additional payments to hospitals, $32.6 million in litigation reserves and $25 million for additional projected snow and ice removal costs. The appropriation legislation also included other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the EOAF to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the Fiscal Year 2011 budget. The value of this deposit was projected to be $95 million and resulted in a projected Fiscal Year 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were expected to be entirely supported by offsetting federal revenues in Fiscal Year 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for collective bargaining increases and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters. In addition, the legislation restored the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.

On May 4, 2011, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance.

Through June 30, 2011, the end of Fiscal Year 2011, the Governor had approved Fiscal Year 2011 supplemental appropriations legislation totaling $1.511 billion. After accounting for offsetting revenues (primarily federal Medicaid reimbursements), the net value of the spending is $661.3 million. The Fiscal Year 2011 supplemental funding amount is somewhat larger than is typical, because it includes the expenditure of a significant amount of enhanced FMAP funds that were made available by the federal government after the Governor approved the original Fiscal Year 2011 budget.

On October 27, 2011, the Governor approved the final Fiscal Year 2011 supplemental appropriations bill, which provided for the deposit of $350 million of Fiscal Year 2011 year-end surplus resources into the Stabilization Fund. In addition, the bill provided $132.1 million in additional Fiscal Year 2011 appropriations and authorizes a further $22 million in already-authorized Fiscal Year 2011 funding to be made available in Fiscal Year 2012.

On November 2, 2011, the Commonwealth issued the Fiscal Year 2011 statutory basis financial report, which reported that Fiscal Year 2011 budgeted fund total revenues and other financing sources exceeded Fiscal Year 2011 budgeted fund total expenditures and other uses by $998 million, and Fiscal Year 2011 ended with a budgeted fund balance of $1.901 billion. Of that amount, $1.379 billion was reserved in the Stabilization Fund, $400 million was reserved for continuing appropriations and debt service and $122 million was undesignated.

Fiscal Year 2012. On January 26, 2011, the Governor filed with the Legislature his budget recommendations for Fiscal Year 2012. Included in the Governor's Fiscal Year 2012 budget, or in legislation filed concurrently with the budget recommendations, were a number of reform initiatives including pension reform, criminal justice reform, homeless shelter reform and a municipal relief package. The Governor's budget proposal also assumed growth in spending for the Commonwealth's health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, would be avoided in Fiscal Year 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs were proposed, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the EOAF estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

The Fiscal Year 2012 budget was enacted by the Legislature on July 1, 2011 and approved by the Governor on July 11, 2011. Total spending in the Fiscal Year 2012 budget amounts to approximately $30.598 billion. The Fiscal Year 2012 budget assumed tax revenues of $20.615 billion, reflecting the Fiscal Year 2012 consensus tax estimate of $20.525 billion which was adjusted for the effect of budgetary revenue initiatives, including a one-year delay of FAS 109 deductions ($45.9 million) and enhanced tax enforcement initiatives ($61.5 million). On August 1, 2011, the Governor approved legislation establishing a sales tax holiday for that month. The $20.615 billion estimate also reflects the revenue loss impact from this holiday, which is expected to be $20.9 million. On October 17, 2011 the EOAF revised the $20.615 billion estimate downwards to $21.010 billion.

The Fiscal Year 2012 budget amended state finance law to provide that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund rather than used as miscellaneous revenue. $163.2 million received by the Commonwealth on account of one-time judgments and settlements thus far in Fiscal Year 2012 has been certified for transfer to the Stabilization Fund.

The Fiscal Year 2012 budget projections assume a transfer of $185 million from the Stabilization Fund rather than the authorized $200 million. On that assumption, and after taking into account the $163.2 million certified by the Attorney General and the Commissioner of Revenue for transfer to the Stabilization Fund through December related to one-time settlements, as well as the $20 million withdrawal from the Fund called for in the recently passed gaming legislation to support start-up costs of the Massachusetts Gaming Commission, the Stabilization Fund was projected to have a $1.337 billion balance at the end of Fiscal Year 2012.

On November 11, 2011 the Governor approved supplemental budget legislation containing approximately $52 million in appropriations, including $21 million for the Department of Housing and Community Development's emergency assistance program, which provides shelter and other emergency housing services to low-income families with children and pregnant women who are homeless, $18.2 million for the Department of Housing and Community Development's HomeBase program and $10 million for a reserve to offset Fiscal Year 2012 costs of state agencies incurred in response to Tropical Storm Irene.

Fiscal Year 2013

On December 12, 2011, the Secretary of Administration and Finance and the House and Senate Ways and Means Committees conducted a hearing on tax revenue estimates for Fiscal Year 2013. The Commissioner of Revenue provided a forecast that Fiscal Year 2013 tax revenue collections will be $21.612 billion to $21.763 billion, reflecting an actual growth of 2.7% to 3.2% from the projected Fiscal Year 2012 revenues, and baseline growth of 4.4% to 4.9% from the Fiscal Year 2012 forecasting base, which represents growth of $560 million to $683 million over projected Fiscal Year 2012 revenues. On January 12, 2012, a Fiscal Year 2013 consensus tax revenue estimate of $21.950 billion was agreed upon. Agreement was also announced with respect to pension funding in Fiscal Year 2013 of $1.552 billion.

The Governor was expected to file his budget recommendations for Fiscal Year 2013 with the Legislature on January 25, 2012. The Governor's recommended budget will be based on the consensus tax revenue estimate and is expected to be a balanced budget proposal.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which was projected to account for approximately 55.2% of total tax revenues in Fiscal Year 2011, the sales and use tax, which was projected to account for approximately 24.8% of total tax revenues in Fiscal Year 2011, and the corporations and other business and excise taxes, which were projected to account for approximately 11.3% of total tax revenues in Fiscal Year 2011. Other tax and excise sources were estimated to account for the remaining 8.7% of Fiscal Year 2011 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. State tax receipts for Fiscal Year 2011 were significantly higher than receipts during Fiscal Year 2010. Pursuant to state law, the state income tax rate will be reduced from 5.3% to 5.25% (effective January 1, 2012), because the growth in Fiscal Year 2011 inflation adjusted baseline revenues over Fiscal Year 2010 exceeded 2.5%, and because, for each consecutive three-month period starting in August and ending in November, 2011, there was positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. The Department of Revenue ("DOR") estimates that the revenue impact of this rate reduction for Fiscal Year 2012 will be between $52 million and $56 million. The revenue impact for Fiscal Year 2013 (assuming no further rate reduction in calendar year 2013) is expected to be between $111 million and $117 million.

The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Sales and Use Tax. As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters. However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed. The DOR estimates the tax revenue loss resulting from this change will be approximately $40 million to $52 million for Fiscal Year 2011 and between $100 million and $125 million annually thereafter.

Beginning in Fiscal Year 2011, a portion of the Commonwealth's receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. In addition, the Fiscal Year 2010 budget effected a transfer of $275 million from the Commonwealth General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for federal taxes, currently is taxed at 8.25%. The minimum tax is $456.

Effective January 1, 2009, legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state. This legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies are classified as the same type of legal entity for all tax purposes. The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter. The DOR estimates that these changes, in the aggregate, increased revenues by approximately $211.7 million in Fiscal Year 2009 and $290.9 million in Fiscal Year 2010 and will increase revenues by approximately $197.1 million in Fiscal Year 2011, $150.6 million in Fiscal Year 2012, and $121.7 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. The state tax on hotel/motel room occupancy is 5.7%. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and $124 million in Fiscal Year 2010. The DOR estimates an increase of between $115 million and $130 million in subsequent years.

Recent Tax Law Changes. On August 5, 2010, the Governor signed into law legislation relating to economic development that includes certain provisions affecting Commonwealth tax revenues. The legislation extended the net operating loss carry-forward period from 5 years to 20 years for specified categories of taxpayers filing under the corporate excise tax, for losses sustained in tax years beginning in calendar year 2010. The DOR estimates that the static revenue loss under this provision will be approximately $4.7 million in Fiscal Year 2016, $12.6 million in Fiscal Year 2017, $19.8 million in Fiscal Year 2018, $25.5 million in Fiscal Year 2019 and $30.3 million in Fiscal Year 2020, and will increase annually until the tax law change is fully phased in by Fiscal Year 2031, at which point the annual revenue loss will be approximately $92.2 million.

The legislation also reduced the 3% capital gains tax rate under the individual income tax rate for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The DOR estimates that this provision will result in a static revenue loss of $0.1 million in Fiscal Year 2014, $0.7 million in Fiscal Year 2015, $2.3 million in Fiscal Year 2016, $4.0 million in Fiscal Year 2017 and $5.7 million in Fiscal Year 2018, and will increase annually until Fiscal Year 2022, at which point the annual revenue loss will be approximately $13.5 million.

Furthermore, the legislation provides for the exclusion of income of a non-U.S. corporation from a "water's edge" combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group's Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The DOR estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in Fiscal Year 2011 due to the retroactive nature of the change. Finally, the legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The DOR certified that the sales tax holiday resulted in a static revenue loss of approximately $19.9 million in Fiscal Year 2011. The estimated revenue loss from the sales tax holiday is $20.9 million in Fiscal Year 2012.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. In Fiscal Year 2010, federal reimbursements for budgeted operating activity amounted to $8.549 billion, including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA. Federal reimbursements for Fiscal Year 2011 amounted to $9.3 billion, and Fiscal Year 2012 projections are $7.739 billion. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2010 and 2011 these revenues were $2.801 billion and $2.912 billion, respectively. The current projection for departmental and other revenues for Fiscal Year 2012 is $3.063 billion.

On August 2, 2011, President Obama approved the Budget Control Act of 2011, which provides for between $2.1 trillion and $2.4 trillion of budgetary savings to the federal government over ten years. The first phase of federal spending reductions is to be implemented through $917 billion in discretionary reductions. Details concerning how these reductions may affect state budgets, including the Fiscal Year 2012 budget, have not yet been provided by the federal government.

Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.035 billion, $1.103 billion, $1.128 billion, $1.003 billion and $989.7 billion in Fiscal Years 2006 through 2010, respectively. Fiscal Year 2011 Lottery operating revenues were $976.5 million, resulting in a $10 million deficit against $986.5 million in commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund. Fiscal Year 2011 Lottery contributions to local aid totaled $802.2 million.

The Fiscal Year 2012 budget assumes total transfers from the Lottery of $986.5 million to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including $809.8 million in appropriations for local aid to cities and towns. For Fiscal Year 2012, the State Lottery Commission is currently projecting net operating revenues of $996.4 million to fund the assumed transfers.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the State Retiree Benefits Trust Fund. The Fiscal Year 2010 and Fiscal Year 2011 budgets transferred all payments received by the Commonwealth in Fiscal Year 2010 and Fiscal Year 2011 pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund. The Fiscal Year 2012 budget provides that 10% of all tobacco settlement payments received by the Commonwealth in Fiscal Year 2013 are to be deposited in the State Retiree Benefits Trust Fund, with the amount of payments to be deposited increasing by 10% in each succeeding year until the amount to be deposited reaches 100% of the payments.

The Commonwealth has received approximately $3.33 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2010-2012.

Fiscal Year 2010. Tax revenue collections for Fiscal Year 2010 totaled $18.544 billion, an increase of $284 million (1.6%) compared to Fiscal Year 2009. This increase was attributable in large part to an increase of approximately $743 million (19.2%) in sales tax collections (due entirely to the increase in the sales tax rate from 5.0% to 6.25% and elimination of the sales tax exemption for alcoholic beverages, both of which were effective August 1, 2009), an increase of approximately $21 million (1.0%) in corporate and business tax collections and a decrease of approximately $473 million (4.5%) in personal income tax collections.

Fiscal Year 2011. Tax revenues for Fiscal Year 2011 totaled approximately $20.517 billion, an increase of approximately $1.973 billion (10.6%) over the same period in Fiscal Year 2010. This increase is attributable in large part to an increase of approximately $431.8 million (34.2%) in income tax payments with returns and extensions, an increase of approximately $573.5 million (6.5%) in withholding collections, an increase of approximately $373.2 million (25.1%) in income tax estimated payments, a decrease of approximately $101.3 million (6.7%) in income tax refunds, an increase of approximately $293.1 million (6.4%) in sales and use tax collections, and an increase of approximately $107.6 million (5.1%) in corporate and business tax collections.

Fiscal Year 2012. Tax revenues for the first six months of Fiscal Year 2012 (ended December 31, 2011), totaled approximately $9.847 billion, an increase of approximately $252 million (2.6%) over the same period in Fiscal Year 2011. This increase is attributable, in large part, to an increase of approximately $174.4 million (3.8%) in withholding collections, an increase of approximately $34.2 million (18.0%) in income payments with returns and bills, a decrease of approximately $36.1 million (16.7%) in income cash refunds, an increase of approximately $39.7 million (1.6%) in sales and use tax collections, an increase of approximately $19.8 million (15.2%) in estate collections, which were partly offset by a decrease of approximately $32.9 million (4.6%) in income cash estimated payments, and a decrease of approximately $34.9 million (3.7%) in corporate and business collections. Year-to-date Fiscal Year 2012 tax collections (through December) were approximately $49 million below the year-to-date benchmark for the Fiscal Year 2012 tax revenue estimate of $21.010 billion.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Years 2010 and 2011, approximately $4.837 billion and 4.785 billion, respectively, was allocated to direct local aid. The projected allocation for direct local aid in Fiscal Year 2012 is $4.881 billion.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2011 budget included funding for education aid of $3.85 billion and also included $20.6 million of ARRA funds for education aid and $201 million of federal education jobs funds. The $4.072 billion in combined funds brought all school districts to the foundation level called for by 1993 education reform legislation, and was an increase of $30.85 million over the Fiscal Year 2010 amount of $4.042 billion.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), generally receives 50% in federal reimbursement on most Medicaid expenditures. ARRA increased the FMAP for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%. On Aug. 10, 2010, the President signed legislation containing a six-month extension of an enhanced match for FMAP programs. As a result, FMAP rates extended to June 30, 2011, beginning with a phase down to 58.77% in the third fiscal quarter of 2010, and ended at 56.88% in the fourth quarter.

For Fiscal Year 2011, nearly 35% of the Commonwealth's budget was devoted to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2006-11 grew by 6.3% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.7% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession has additionally contributed to Medicaid membership increases from Fiscal Years 2009 to 2011. Fiscal Year 2011 Medicaid spending was $10.24 billion. Fiscal Year 2012 spending projections are slightly higher, at $10.433 billion.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of February 1, 2011 over 150,000 residents were enrolled in Commonwealth Care. The Fiscal Year 2011 budget included $822 million for Commonwealth Care and the Fiscal Year 2012 budget provided equivalent funding.

On January 19, 2011, the Commonwealth received authorization to receive federal reimbursement for up to approximately $23.0 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, which allowed the Commonwealth to spend up to $5.9 billion more over that three-year period than the previous Medicaid waiver period from Fiscal Year 2006 through Fiscal Year 2008. It also enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care's subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the authorization restored $192.5 million in claiming authority for certain designated Commonwealth health programs whose federal authority was scheduled to phase down, in addition to new authority for federal reimbursement for certain health programs. The Commonwealth also received authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 million in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals that see a disproportionately high percentage of Medicaid and other subsidized patients.

The Commonwealth's waiver expired on June 30, 2011, but six successive one-month extensions were granted. On December 20, 2011 the waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and will extend through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation. During the three-year waiver period, the Commonwealth will fully implement the federal Patient Protection and Affordable Health Care Act ("PPACA"). The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals. The total amount of payments over the three year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool). This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2009 (from $661 million to $414 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The Fiscal Year 2011 budget included $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for Fiscal Year 2011 of $90 million to $125 million is anticipated. These projections are largely influenced by the current economic conditions and their effect on the Health Safety Net.

The Governor's proposed Fiscal Year 2012 budget recommended $420 million in dedicated resources for the Health Safety Net Trust Fund, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. As in Fiscal Year 2011, a Health Safety Net shortfall of funding for Fiscal Year 2012 was anticipated ($100 million to $150 million) based upon current projections and considering current economic conditions.

Federal Health Care Reform. On March 23, 2010 the President signed into law the PPACA, a comprehensive national health reform measure that is similar to the Massachusetts health care reform model and includes the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014. The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program. Total budgeted operating funds for the Department of Transitional Assistance were $814.2 million, $859.5 million and $724.5 million in Fiscal Years 2008, 2009 and 2010, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain federal work requirements.

Under federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in federal Fiscal Year 2007. Through Fiscal Year 2008, Massachusetts has been eligible under the federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 were 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. In Fiscal Year 2010 the Office of Health Services spent $1.121 billion and was estimated to have spent $1.146 billion in Fiscal Year 2011. In Fiscal Year 2010, the Department of Public Health spent $493.7 million and was estimated to have spent $496.8 million Fiscal Year 2011. In Fiscal Year 2010, the Department of Mental Health spent $614 million and was estimated to have spent $628.4 million in Fiscal Year 2011. In Fiscal Year 2010, the Division of Health Care Finance and Policy spent $13.4 million and was estimated to have spent $1.1 million Fiscal Year 2011.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On October 1, 2010, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2010. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the State Employees' Retirement System, $12.477 billion for the Massachusetts Teachers' Retirement System, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion.

On September 30, 2011, PERAC released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2011. The unfunded actuarial accrued liability as of that date was approximately $18.589 billion. The valuation study estimated the total actuarial accrued liability to be approximately $64.219 billion with total assets valued on an actuarial basis at approximately $45.631 billion.

On January 18, 2011, EOAF filed a new triennial schedule that would extend the deadline for amortizing the unfunded liability to zero from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5% to 6% during Fiscal Years 2013 to 2017. The Fiscal Year 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over Fiscal Year 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.

On November 16, 2011, the Governor approved legislation containing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees who join a retirement system on or after April 2, 2012. The legislation is expected to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and nearly $2 billion for municipalities.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2010 and 2011 spending on higher education equaled $845.6 million and $943.0 million, respectively. Fiscal Year 2012 spending is projected to be $924.5 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In November, 2011, the Governor released a five-year capital investment plan for Fiscal Year 2012 through Fiscal Year 2016, totaling over $17.3 billion. With the release of the plan, the Governor announced that the bond cap is expected to be $1.75 billion for Fiscal Year 2012, plus $148 million in unused bond cap from Fiscal Year 2011 which has been carried forward to support spending in Fiscal Year 2012. The bond cap for Fiscal Year 2013 is projected to be $1.875 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2016.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA"). The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of December 31, 2010, the MBTA had approximately $675.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $156 million to $134 million through Fiscal Year 2014 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of December 31, 2010, the Commonwealth had approximately $17.8 billion in issued and outstanding general obligation debt, of which $14.2 billion (80%) was fixed rate debt and $3.6 billion (20%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.6 billion of outstanding general obligation debt as of December 31, 2010. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $352 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of December 31, 2010, the Commonwealth had outstanding approximately $160.6 million ($84.8 million principal and $75.8 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA. The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of December 31, 2010, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, the Commonwealth currently has liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes.

As of June 30, 2011, the Commonwealth had approximately $18.43 billion in issued and outstanding general obligation debt.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of December 31, 2010, the Commonwealth had outstanding $413.9 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On December 23, 2010 the State issued approximately $576.1 million of special obligation bonds secured by a pledge of certain revenues credited to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds ("RZEDBs")

(approximately $156.4 million) for purposes of ARRA. Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of December 31, 2010.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of December 31, 2010, $711.8 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of December 31, 2010, $100 million of such notes was outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. Under current law, such payments received by the Commonwealth are required to be deposited in the Commonwealth General Fund and thus do not secure the notes. EOAF intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with federal Medicaid law. In February 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth developed and implemented a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Court oversight of the remediation plan ended in February 2011.

Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") provisions of federal Medicaid laws. In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees. MassHealth estimates that its implementation of program changes will increase its costs by approximately $215 million annually. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants' counsel filed an objection to approximately $250,000 of the fees requested. The court issued an order reducing defendants' attorney fees by $50,000. MassHealth estimates that its implementation of program changes in compliance with the remedial plan will increase its costs, including administrative costs, by approximately $215 million annually.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al. The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the U.S. Constitution and certain federal statutes. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of DOC's segregation population. In December, 2011, the parties entered into a settlement agreement, which is subject to court approval. In order to implement the terms of the settlement, the DOC will need to hire additional staff at a cost of approximately $5.6 million per year.

Harper et al. v. Massachusetts Department of Transitional Assistance. Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transportation Assistant ("DTA"). Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA's benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA's policies and procedures as well as to information and telephone systems. DTA has answered the complaint, and the parties are conducting discovery. Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars. As a result of an August 2010 court order, the case is stayed while the parties engaged in mediation.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II). These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.

Massachusetts Community College Council, Inc., et al. v. Board of Higher Ed., et al. A group of individual plaintiffs and the employee organizations to which they belong brought this action for relief, challenging the Commonwealth's criteria for eligibility to enroll in Group Insurance Commission ("GIC") health insurance coverage and for the payment of a pro-rata contribution for non-eligible employees who obtain health insurance coverage through the Connector Authority. The complaint was filed in late November, 2009, and the defendants answered on February

12, 2010. In July, 2011, the complaint was amended to name additional defendants, namely the boards of trustees of several community colleges. While the case is not a class action, if plaintiffs obtain rights to enroll in GIC health care coverage, those who would become eligible for enrollment in GIC health insurance coverage might also successfully argue for pension benefits in a separate, subsequent proceeding. It is not possible, at this time, to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al. Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS"). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution. The Supreme Judicial Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter for further proceedings. On January 5, 2012, the Supreme Judicial Court held that the statute violates the equal protection provisions of the Commonwealth's Constitution. This decision has significant fiscal implications for the Commonwealth, adding several tens of million dollars in costs in Fiscal Year 2012 and more than $150 million in annual costs in Fiscal Year 2013. The EOAF and the Commonwealth Health Insurance Connector Authority are working expeditiously to identify the resources required, obtain needed appropriations of funds by the Legislature, and determine and implement the operational steps that must be taken to integrate all eligible persons into the Commonwealth Care program in accordance with the Court's decision as quickly as possible.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. On September 6, 2011, the defendants moved to decertify the class on the basis of the U.S. Supreme Court's decision in Wal-Mart Stores, Inc. v. Dukes, but this motion was denied on November 10, 2011. The case is now moving into the discovery phase. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs and services.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority. Plaintiffs filed suit against the Massachusetts Turnpike Authority ("MTA") on behalf of a purported class consisting of all toll payers within the Metropolitan Highway System ("MHS") alleging that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS is an unconstitutional tax. Plaintiffs' complaint does not specify damages but does allege that from July 2006 through June 2009 the MTA charged users of the toll roads $440 million more than the toll roads actually cost. The MTA filed a motion to dismiss seeking to dismiss all counts of the complaint. On January 18, 2011, the trial court granted the MTA's motion to dismiss, but reported the case to the appellate court for determination of the correctness of its decision. Plaintiffs' motion for direct appellate relief was allowed on May 25, 2011. Plaintiffs' initial brief and the MTA's brief have both been filed with the court. Plaintiffs filed a reply brief on December 16, 2011. Oral argument has not yet been scheduled.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool fiscal year 2012 the Commonwealth will have collected an estimated $5.157 billion in acute hospital assessments since 1990 and an estimated $2.037 billion in surcharge payments since 1998.

Disability Policy Consortium, Inc., et al v. Commonwealth of Massachusetts. On July 26, 2011, the Disability Policy Consortium, Inc. and eight individuals, claiming to be "qualified individuals" within the definition of the Americans with Disabilities Act Title II (the "ADA") and Section 504 of the Rehabilitation Act, filed suit alleging that MassHealth does not meet its obligations under the ADA and the Rehabilitation Act because MassHealth forms, materials and other information are not accessible to persons with disabilities and that MassHealth has failed to provide plaintiffs reasonable accommodations so that they can access such information. Plaintiffs also allege that MassHealth's violations of the ADA and the Rehabilitation Act are intentional and longstanding. Plaintiffs seek injunctive relief, monetary damages and reasonable attorney's fees and costs. Defendant has filed an answer and the matter is now in the discovery phase.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for Federal Financial Participation ("FFP") totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center ("BMC"), Cambridge Health Alliance ("CHA") and UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service on or before Fiscal Year 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of an Office of the Inspector General ("OIG") audit. EOHHS returned $9 million in FFP based on its own update of projected payment limits. In February 2011, CMS sent EOHHS a Notice of Disallowance of $25.544 million. In February 2011, CMS sent EOHHS a Notice of Disallowance of $25,543,963 in FFP for payments to UMMHC. EOHHS filed a Request for Reconsideration with the U.S. Department of Health and Human Services on March 31, 2011.

Commonwealth v. Sebelius (referred to as In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services. On March 20, 2008, CMS issued a notice of disallowance of approximately $87 million in FFP. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the OIG of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U. S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court. On March 24, 2010, the district court entered judgment for the United States. The parties subsequently entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services. Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million in additional payments by the Commonwealth's Medicaid program for Fiscal Year 2009. First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the Boston Medical Center ("BMC") hospital and managed care organization entities and that, if the rates for that year were increased to levels that BMC seeks, it would be entitled to an additional $120.9 million for Fiscal Year 2009. Second, BMC also alleges that it is entitled to an additional $6.7 million in net supplemental payments for Fiscal Year 2009 under the so-called Health Care Reform Act. Defendant filed an answer denying all claims. On December 20, 2010 the court granted the defendant's motion to dismiss all of the plaintiffs' claims. Plaintiffs have filed a notice of appeal. Their appellate brief was filed on September 30, 2011. Boston Medical Center's appeal and Holyoke Medical Center's appeal (see below) were consolidated.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services. Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth's Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals On December 20, 2010, the court granted the defendant's motion to dismiss all of the plaintiffs' claims. Plaintiffs have filed a notice of appeal. Their appellate brief was filed on September 30, 2011. Holyoke Medical Center's appeal and Boston Medical Center's appeal (see above) were consolidated. The Commonwealth's consolidated brief was filed on October 28, 2011.

Administrative proceeding regarding challenge to MassHealth's payment system for acute hospital outpatient services. A total of 60 hospital providers have filed claims for administrative hearings before the MassHealth Board of Hearings (the "BOH"), challenging MassHealth's former Ambulatory Payment Group ("APG") payment system for acute hospital outpatient services. The hospitals generally claim that there were errors in the APG payment system that resulted in incorrect payments to the hospitals, and that MassHealth's efforts to correct those errors through a were ineffective and continued to result in incorrect payments from October 1997 through December 2003. While certain hospitals entered into settlements for services provided from October 1997 through December 2000, the administrative appeals of all 60 hospitals involve payments for the period 2001 through 2003, and for some of those hospitals the appeals involve payments for the entire time period. Five of the 60 hospital providers had filed complaints in 2005, which were stayed in 2007. The current BOH hearing began on November 6, 2008 and is ongoing. During the course of these proceedings, MassHealth agreed to rerun and reprice the disputed claims, the results of which may form the basis for a potential global settlement. Of the 60 hospitals that filed claims regarding incorrect payments from the former APG system, only five hospitals have proposed a specific written dollar settlement associated with those claims. The aggregate dollar settlement amount proposed by those hospitals is approximately $10.4 million. The dollar amount associated with the claims made by the rest of the hospitals could be significantly more.

Environmental Matters.

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion. The MWRA has also spent approximately $730 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.53 billion. Going forward, the MWRA anticipates spending an additional $148 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the

Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The trial court granted the Commonwealth summary judgment on statute of limitations grounds, and the plaintiffs appealed. In January 2011, the appellate court affirmed the dismissal of the case.

Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail, including Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue and Vodaphone Americas, Inc. v. Commission of Revenue. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth. Approximately $110 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board, the Appeals Court or the Supreme Judicial Court. In June 2011, the parties of Vodafone Americas, Inc. v. Commissioner of Revenue entered into a broad settlement requiring the Commonwealth to issue a refund to Vodafone in the amount of approximately $170,000.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes. Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $22 million in withheld 2005 MSA payments.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration. On November 3, 2011, the manufacturers advised the arbitrators that Massachusetts was one of 14 states and territories whose claims of "diligence" were no longer being contested. Since the December 5, 2011 deadline for any state to challenge the claim of another state has passed, Massachusetts's claim to its allocable share of the 2003 NPM Adjustment is no longer in dispute. Massachusetts can expect to receive approximately $30 million withheld by certain manufacturers from the payment due April 15, 2006. Massachusetts cannot expect to receive this money before 2013, after resolution of the contested states' claims by the arbitration panel.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al. This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs. These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and federal law. In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010. The court has granted the states' summary judgment motion on all counts, promoting the plaintiff to file a motion for reconsideration and a notice of appeal with the Second Circuit Court of Appeals.

Other Litigation.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $160 million. These claims are at various stages of resolution, including the Superior Court and the CA/T Project Dispute Review Board panel. The panel issued decisions on some of the claims, awarding plaintiffs approximately $69.6 million on claims of approximately $102.8 million. Those decisions are now the subject of further court proceedings. Plaintiffs also still have in excess of $62 million in claims pending. In May 2011, the appellate court upheld the award of approximately $5 million in post-award interest on two awards and the Supreme Judicial Court denied the Commonwealth's request for further appellate review of that decision.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management.. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. The total amount claimed was approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). The case has been settled for $19.5 million.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees' and retirees' health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees and foreclose collective bargaining of group insurance coverage. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the trial court denied the plaintiffs' request for a preliminary injunction regarding the first round of health insurance transfers, which took place on January 1, 2010. The parties have served cross-motions for partial summary judgment regarding the health-insurance claims. On April 13, 2011, the trial court approved the voluntary filing of an amended complaint by plaintiffs that had the effect of dropping the pension claims from the case, and entered summary judgment for the Commonwealth on the remaining health-insurance claims. The plaintiffs have appealed the entry of summary judgment on the health-insurance claims, and the trial court is in the process of assembling the appellate record. In November, 2011, the Legislature amended the 2009 transportation reform legislation to allow the MBTA to engage in collective bargaining over supplemental health insurance coverage that provides benefits above and beyond that provided by the Group Insurance Commission.

OPEIU, Local 6 and the Massachusetts Trial Court. On May 7, 2010, the union representing court clerical and professional employees received an arbitrator's award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees . Despite the lack of appropriations by the Legislature, the arbitrator concluded that the trial court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. On October 18, 2010, the union filed a petition to enforce the arbitration award. The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth's failure to comply with the arbitration award violates the Constitution and seeking payment of the award. The trial court and the union subsequently settled this matter. Under the terms of the settlement agreement, the trial court will use operating funds for Fiscal Year 2011 to place the subject employees at the correct pay level effective as of the pay period that began on March 13, 2011. The Governor included certain funds for employees' wages in a supplemental budget, including retroactive payments from July 1, 2010 to March 12, 2011. The remainder of the retroactive wage payments will be paid out in increments from the court's budget by Fiscal Year 2015. The charge before the Division of Labor Relations will be withdrawn by the union upon the parties' negotiation of a successor collective bargaining agreement. In April, 2011, the Governor signed the supplemental budget containing a $30 million appropriation to the trial court that will be applied toward the arbitration award. OPEIU, Local 6 has since agreed to dismiss the trial court action.

Howe v. Town of North Andover, et al. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff's Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. At this time no determination has been made as to the merits of the claims against the defendants.

Slater et al. v. Harold W. Clarke et al. Plaintiffs filed a civil suit seeking damages and injunctive and declaratory relief from a number of Massachusetts defendants, including current or former employees of the Department of Correction, in connection with the murders of Beverly and Brian Mauck, in Washington State, by Daniel Tavares, a former Massachusetts inmate. Plaintiffs allege that Massachusetts officials improperly and prematurely released Tavares from Massachusetts custody and that, after Tavares fled to Washington State, Massachusetts officials failed to extradite Tavares, knowing that he posed a danger to Washington residents. Plaintiffs have voluntarily dismissed the suit against the former Commissioner of the Department of Correction. The trial court has dismissed the case against one of the employees of the Department of Correction Office of Investigative Services, for lack of personal jurisdiction, but denied the motions to dismiss of the remaining defendants. Defendants filed a notice of interlocutory appeal to the Ninth Circuit Court of Appeals on the remaining issues raised in defendants' motions to dismiss. The appeal has been docketed and remains pending

Minnesota

Demographic and Economic Information

State resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing from approximately 4.39 million to 4.934 million. U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2007, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. The State's population grew 0.7% between 2008 and 2009, compared to 0.9% in the United States. From 2000 to 2010, Minnesota added 384,000 residents, reaching a total population of 5.3 million. During that period, the population growth rate was 7.8%, compared with a 12.4% growth rate during the 1990s.

Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average. In 2010, Minnesota per capita personal income of $42,843 was 105.6% of its U.S. counterpart at $40,584, ranking second highest in the twelve-state north central region. From 2009 to 2010, personal income increased by 3.1% after declining by 2.6% from 2008 to 2009. There were been several major shocks to the global economy during the second half of 2010 and the first half of 2011 that left forecasters less optimistic about U.S. economic growth. The combination of geo-political unrest through much of the Middle East, materially high oil prices, a disruption to global supply chains caused by the Japanese earthquake and tsunami, and the recent developments in the European sovereign debt saga, led most forecasters to cut-back their outlook for the first half of 2011. As a result, State economic growth was slower than anticipated during the first half of 2011, with real gross domestic product ("GDP") increasing at an average annual rate of less than 1.0%. Real GDP growth, however, accelerated to a 2.0% annual rate in the third quarter of 2011, up from just 1.3% in the second quarter and the ninth consecutive quarter of real output growth starting in the third quarter of 2009.

Another measure of the vitality of the State's economy is its unemployment rate. In 2009, the State's unemployment rate averaged 8.0%, compared to 9.3% nationally. The 2010 average unemployment rate was 7.3%, compared to 9.6% nationally. As of June 2011, the State's unemployment rate was 6.9%, compared to 9.3% nationally. Hiring remains cautious, but businesses are more profitable than ever. Job openings rose to a three-year high in September 2011 and the four-week moving average of initial unemployment insurance claims fell below 400,000 in mid-November for the first time since early April. State non-farm employment fell by 3.9% in 2009 and 1.8% in 2010. More recently, non-farm payrolls climbed a soft 80,000 in October 2011, but this was the 13th consecutive month of gains. Overall, the State's employment recovery remains broad based with healthcare and social assistance, professional and business services, leisure and hospitality, finance and insurance, retail trade, and manufacturing all showing gains. Government cutbacks remain a drag on employment, but even the long-suffering construction sector is now gaining jobs over last year. In October 2011, for the first time since the housing bubble started to burst in April 2006, the industry reported positive job gains relative to 12 months earlier.

In 2010, manufacture of durable goods comprised 6.9% of total State employment, with manufacture of non-durable goods at 4.1%. In 2010, 43.4% of the State's non-durable goods employment was concentrated in food manufacturing, which relies heavily on renewable resources in Minnesota. The largest employment sector was education and health services, at 17.4%, followed by government at 15.8% and wholesale and retail trade at 15.1%. In 2010, the manufacture of computers and electronic products constituted 25.0% of the State's durable goods employment sector, as compared to 15.6% nationally.

The likelihood that the United States will enter a recession in 2012 has fallen significantly since late summer. Consumers are more confident, labor markets are continuing to strengthen, and the risk of a serious domestic economic policy mistake appears to have lessened. That, however, does not mean the baseline U.S. economic outlook has improved appreciably since November. Nor does it mean that the risk of a U.S. recession in 2012 can be fully dismissed. While the outlook for late 2011 and early 2012 has improved forecasters continue to expect sub-par growth during the remainder of 2012 leaving the U.S. economy with little cushion against an unexpected shock. While most believe that the current U.S. recovery will be sufficiently robust to withstand a mild recession in Europe, a more severe European recession could end the current U.S. economic expansion. Global Insight Inc., Minnesota's macro-economic consultant, calls for real GDP growth of 2.0% in 2012 and 2.4% in 2013.

State Budget and Financing

Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began July 1, 2009 and ended on June 30, 2011 is referred to herein as the "2009-11 Biennium." The biennium which began on July 1, 2011 and will end on June 30, 2013, is referred to herein as the "2011-13 Biennium." The biennium which will begin on July 1, 2013 and will end on June 30, 2015 is referred to herein as the "2013-15 Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law and current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

General Operating Funds. The State Constitution requires the State to maintain a bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State's auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

The State's general fund (the "State General Fund") accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR"). The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents.

The cash flow account (the "Cash Flow Account") was established in the State General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute.

The budget reserve account (the "Budget Reserve Account") was established in the State General Fund as a separate special account for the purpose of reserving funds to offset budget shortfalls during economic downturns. Funds in the Budget Reserve Account may be spent in the event that projected State General Fund receipts will be less than forecast, and the amount of resources available for the remainder of the biennium will be less than needed to cover authorized spending. Funds in the Budget Reserve Account may be used, after legislative consultation, to the extent needed to balance expenditures with revenues. The amount and use of funds from the Budget Reserve Account and its replenishment are governed by statute.

Fiscal Matters

2009-11 Biennium Budget. In November 2008, a forecast for the 2009-11 Biennium was released. Total revenues were forecast to decline 9.4% below previous estimates, reducing projected revenues for the 2009-11 Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in health and human services, increased the estimated budget deficit for the 2009-11 Biennium to $4.847 billion. The forecast indicated that about 40% of the decline in revenues from the 2007-09 Biennium was due to the economic downturn. The remainder was caused by revenue reductions already included in previous estimates.

Revised forecasts of State General Fund revenues and expenditures for the 2009-11 Biennium were prepared at the end of February 2009. The shortfall for the 2009-11 Biennium was projected to be $4.570 billion. A reduction in health and human services spending of $1.359 billion due to federal funds from the American Recovery and Reinvestment Act ("ARRA") was almost completely offset by other underlying forecast changes. ARRA was signed into law on February 17, 2009 by President Obama. ARRA was a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other federal programs. The State expected to receive a total of $4.6 billion in ARRA funds. Of this amount, $2.6 billion was allocated to offset State General Fund spending in the 2009-11 Biennium. The additional $2.0 billion in ARRA funds was for competitive or formula grants for a variety of infrastructure and program categories including transportation and energy projects.

2009-11 Biennium Update. During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the State General Fund and other funds for the 2009-11 Biennium. The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the 2009-11 Biennium. The approved budget reflected little change in State General Fund revenues from the February 2009 forecast for the 2009-11 Biennium. The Legislature proposed tax increases and fee adjustments that would increase revenues by $1 billion. The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Without these proposed changes, forecast revenues for the 2009-11 Biennium increased by $225 million from forecast levels, primarily reflecting increases in non-tax revenues and transfers.

Giving effect to enacted legislative changes, State General Fund resources were expected to total $31.463 billion. 2009-11 Biennium revenues, excluding the balance brought forward from the 2007-09 Biennium, were estimated to be $30.925 billion. State General Fund expenditures after session actions were forecasted to be $33.789 billion. Budgeted revenues and expenditures were expected to leave an estimated State General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

Because the 2009-11 Biennium budget was not balanced at the end of the 2009 Legislative session, the Governor announced that he would act to balance the budget for the 2009-11 Biennium. The actions necessary to implement the executive branch action plan were completed on August 7, 2009 and totaled $2.68 billion. They included $695 million in spending cuts, the greatest being $300 million in local aids and credits and $210 million in health and human services. Unfortunately, the February 2010 revised forecast of State General Fund revenues and expenditures for the 2009-11 Biennium continued to project a budget deficit of $994 million. Forecast revenues were expected to be less than at the end of the 2009 legislative session including executive actions. Changes in individual income taxes showed the largest decrease. Corporate income taxes were projected to be slightly higher than estimates at the end of session. All other resources were lower than previous estimates with income tax reciprocity contributing to the decline. Projected spending for the 2009-11 Biennium was $228 million lower than estimates made at the end of the 2009 legislative session. Total spending was projected to be $31.102 billion. The Cash Flow Account remained at $350 million and the Budget Reserve Account remained at zero.

Legislative action concluded in a one day special session following the end of the regular session. The Legislature eliminated the $3.425 billion deficit, leaving a State General Fund balance of $5.6 million projected for the end of the 2009-11 Biennium. Most of the Governor's $2.4 billion of voided unallotments were ratified and enacted into law. An additional $1 billion of revenue and expenditure changes were adopted to eliminate the remaining deficit. Legislative actions affecting State revenues were limited. Legislatively enacted changes reflect a $534 million increase in State General Fund resources that included a $357 million increase in transfers from other funds and non-tax revenue sources. There were no significant changes to State taxes; however, $152 million of sales and corporate franchise tax refunds forecast to be paid in Fiscal Year 2011 is required by law to be delayed until Fiscal Year 2012.

Beyond reductions ratifying the $2.4 billion in previously proposed Governor's unallotments, additional spending reductions of $380 million were enacted. Of this amount, $219 million reflected savings in Fiscal Year 2011 K-12 education payment shifts. Additional reductions to property tax aids and credits and higher education totaled $152 million, and reductions to all other spending areas yielded $18 million. The Cash Flow Account was reduced from $350 million to $266 million. Statutory provisions remain in place directing that any future forecast State General Fund balances must be allocated first to restoring the Cash Flow Account to $350 million and, second, to restoring the Budget Reserve Account to $653 million.

Planning estimates for the 2011-13 Biennium, based on the February 2010 forecast, adjusted for Legislative action, indicated that there would be a deficit of $5.8 billion, meaning that projected total revenues, excluding any balances carried forward, would be lower than total expenditures. Of the projected deficit, $1.4 billion reflected required spending to return the school aid payment shift. One-time ARRA and Federal Medical Assistance Program ("FMAP") funds that offset $2.2 billion of State General Fund spending in the 2009-11 Biennium was not scheduled to continue into the 2011-13 Biennium. Nearly two-thirds of the spending reductions adopted were one-time and would not continue absent Legislative action. Ongoing spending reductions were estimated to be $360 million.

2011-13 Biennium Budget. In November 2010, a forecast for the 2011-13 Biennium was released, which projected a State General Fund balance of $399 million at the close of the 2009-11 Biennium. This improvement in the State's short-term financial outlook came entirely from expenditure savings, including the six-month extension of a higher FMAP rate. The revenue outlook deteriorated slightly with State General Fund revenues for the 2009-11 Biennium forecasted to total $32.004 billion and biennial spending was projected to be $38.591 billion. The gap in forecast revenues and expenditures is to be reduced by the $399 million balance expected at the close of Fiscal Year 2011, leaving a projected budget shortfall for the 2011-13 Biennium of $6.188 billion.

The November forecast indicated that the budget picture for Fiscal Years 2012-13 remained similar to that at the end-of-session. While revenues for Fiscal Year 2012 were forecast to grow by $1.510 billion (5.0%) over Fiscal Year 11, expenditures were projected to grow by $8.324 billion (27.5%) over the same period. This unusually high expenditure growth rate stems primarily from actions that yielded one-time savings, such as federal stimulus aid and K-12 school payment shifts. These short-term federal subsidies and one-time actions allowed the State to balance its Fiscal Year 11 budget without significantly reducing overall spending commitments for Fiscal Year 2012 and beyond. As a result, the November 2010 forecast predicted that spending will likely increase dramatically above spending in the 2009-11 Biennium, creating significant budget gaps well beyond the 2011-13 Biennium.

2011-13 Biennium Update. In February 2011, a revised forecast for the 2011-13 Biennium was released. The projected deficit for the 2011-13 Biennium was reduced to $5.028 billion, $1.160 billion less than what had been forecast in November 2010. The change in forecast was attributed to a $264 million projected increase in the expected ending balance for the 2009-11 Biennium combined with an $896 million improvement in the budget forecast for the 2011-13 Biennium outlook.

The forecast predicted State General Fund revenues for the 2011-13 Biennium to total $33.330 billion, $887 million (2.8%) more than November's estimates. Net State General Fund revenues for the 2011-13 Biennium are expected to be 8.7% greater than in the 2009-11 Biennium. More than half of the additional revenue stemmed from forecast changes for the individual income tax, and about two-thirds of the additional income tax revenue came from higher expected growth in capital gains. Capital gains is a highly volatile revenue source and forecasting a large increase in revenues from a small portion of the tax base significantly increases the risk associated with this forecast.

Expenditures in the 2011-13 Biennium were projected to be $39.021 billion. Information released in an April 2011 forecast indicates that net State General Fund revenues totaled $2.307 billion during February and March, $32 million (1.4%) more than forecast in February. Individual income tax withholding was the source of much of the gain. Net sales tax receipts now total $11.338 billion, 9.6% more than at the end of the third quarter in Fiscal Year 2010. Long term revenue planning estimates for Fiscal Years 2014-15 show revenues increasing by $735 million from November's estimates. In the absence of corrective action, the State will have a structural budget gap of nearly $2.2 billion per year for both Fiscal Year 2014 and Fiscal Year 2015.

Following a regular session budget impasse and a 21-day state government shutdown, a one-day special session resolved the State's $5 billion projected State General Fund budget deficit. Nearly two-thirds of the budget solution reflects one-time actions including extending and increasing K-12 school payment shifts, using proceeds from bonds secured by tobacco settlement receipts, transfers from other funds, and a reduction in reserves. The remainder of the solution primarily reflects permanent expenditure reductions. In terms of Statewide operations, the budget solutions included reducing most agency budgets by 5-10% and enacting reform initiatives to improve government operations. Other budget solutions included reducing aid to local units of government by $276 million (19%), to Fiscal Year 2011 spending levels. The budget also reduced reimbursement payments to local governments for market value credits in the first year of the 2011-13 Biennium by $104 million, and permanently eliminated the program in the second year of the biennium, saving $365 million. In addressing rising health care costs, the budget included reforms to managed care programs, resulting in savings of $361 million, including provider payment rate reductions, and incorporated $185 million in additional federal matching dollars.

Fiscal Year 2011 ended with a State General Fund balance of $976 million, which was carried forward into Fiscal Year 2012. The increase in the ending balance is a significant factor in the forecast for the 2011-13 Biennium, accounting for slightly over 60% of the forecast improvement in the projected Fiscal Year 2013 ending balance. Fiscal Year 2011 concluded with a Cash Flow Account of $266 million and $9 million in the Budget Reserve Account.

The significant increase in the ending balance for Fiscal Year 2011, combined with revenue and expenditure forecast changes for Fiscal Year 2012, resulted in a revised State General Fund balance of $876 million projected for Fiscal Year 2012.

2013-15 Biennium Budget. Planning estimates for the 2013-15 Biennium are based on ongoing forecasts adjusted for Legislative action. The planning projections contain revised revenue and expenditure estimates for the 2013-15 Biennium based on the most recent information about the national and State economic outlook, caseloads, enrollments, and cost projections, as amended to reflect legislative enactment of the 2011-13 Biennium budget. The actions taken during the 2011 Legislative Sessions to adopt the 2011-13 Biennium budget significantly affect the projections and estimates for the Next Biennium. Nearly two-thirds of the budget solution reflected one-time actions and, as a result, the positive budget impact of these changes does not continue into the 2013-15 Biennium.

State General Fund revenues for the 2013-15 Biennium are forecast to grow by $1.572 billion (4.7%) over estimates for the 2011-13 Biennium. Expenditures, however, are projected to grow by $2.848 billion (8.3%). The $1.9 billion gap between ongoing revenues and spending projected for the 2013-15 Biennium has decreased by $2.5 billion from $4.4 billion estimated in February 2011. Specifically, State General Fund revenues for the 2013-15 Biennium are forecast to total $35.717 billion, with the individual income serving as the major source of revenue growth. Projected spending in the 2013-15 Biennium is forecast to total $37.017 billion. Health and human services spending is 19.9% ($568 million) of the projected growth in the 2013-15 Biennium. The $1.5 billion projected increase in K-12 education (53 percent of the projected growth). Reserves were reduced in the 2011-13 Biennium and remain unchanged for planning levels in the 2013-15 Biennium. The Cash Flow Account has a $95 million balance and the Budget Reserve Account has a zero balance.

State Revenues

The State's principal sources of non-dedicated revenues are taxes of various types. A description of the major tax revenues generated by the State is below.

Income Tax. The income tax rate schedules for 2010 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $347. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents. Individual income tax receipts for Fiscal Year 2009 and Fiscal Year 2010 were $7.16 billion and $6.53 billion, respectively. Individual income tax receipts for Fiscal Year 2011 were estimated to be $7.25 billion and are estimated to be $7.77 billion and $8.35 billion in Fiscal Years 2012 and 2013, respectively.

Sales and Use Tax. The sales tax of 6.875% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt. Net sales tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $4.28 billion and $4.17 billion, respectively. Net sales tax revenues for Fiscal Year 2011 were estimated to be $4.43 billion and are estimated to be $4.65 billion and $4.77 billion in Fiscal Years 2012 and 2013, respectively.

Statewide Property Tax. There is a State general property tax levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Net statewide property tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $730 million and $767 million, respectively. Net statewide property tax revenues for Fiscal Year 2011 were estimated to be $762 million and are estimated to be $779 million and $793 million in Fiscal Years 2012 and 2013, respectively.

Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2011 gave a 90% weight to sales, a 5.0% weight to payroll and a 5.0% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Corporate income tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $728 million and $664 million, respectively. Corporate income tax revenues for Fiscal Year 2011 were estimated to be $914 million and are estimated to be $852 million and $812 million in Fiscal Years 2012 and 2013, respectively.

Minnesota requires 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation." Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.5% for life insurance; (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% surcharge on homeowners insurance, commercial fire and commercial nonliability insurance premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations tax.

Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. Motor vehicle sales tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $245 million and $74 million, respectively. For Fiscal Year 2010, 83.75% of the collections were dedicated to transportation related funds. Motor vehicle sales tax revenues for Fiscal Year 2011 were estimated to be $31 million.

Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

Health Care. In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the State General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and health maintenance organizations. In 2008, the Legislature created a loan from the Health Care Access Fund to the State General Fund in the amount of $50 million. When the Commissioner of Health determines that accumulated savings to state-administered health care programs from enacted health care reform reach $50 million, a transfer in a like amount must be made from the State General Fund to the Health Care Access Fund. Based on current estimated revenues, the projected transfer to the State General Fund from the Health Care Access Fund in the 2009-11 Biennium was $260 million, leaving a balance of $8 million at June 30, 2011.

Beginning March 1, 2011, Minnesota began covering adults without children under 75% of the federal poverty guideline on Medical Assistance, which is funded out of the State General Fund, rather than MinnesotaCare®, which is funded from the Health Care Access fund. This movement resulted from the expanded eligibility and federal matching opportunity made available in the federal Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010. The Health Care Access Fund balance as of June 30, 2011, reflects savings in MinnesotaCare® which are transferred to the State General Fund to help cover the cost of additional spending associated with the expanded Medicaid population. Under current law, transfers from the Health Care Access Fund to the State General Fund to fund the expansion group will continue in the 2011-13 Biennium.

In June 2011, Minnesota received correspondence from the federal Centers for Medicare and Medicaid Services informing the State that it would expand federal matching dollars to adults without children between 75 and 250% of the federal poverty guideline on MinnesotaCare® under the State's Prepaid Medical Assistance Project Plus waiver. The new federal funding is projected to result in decreased expenditures in the Health Care Access Fund of $185 million in the 2011-13 Biennium. Beginning in Fiscal Year 2013, the adults without children covered under the waiver between 200-250% of the federal poverty guideline will transition to a defined contribution plan, where they will be given a State contribution to seek insurance coverage on the private market.

Education. The State has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Education that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Commissioner of Education the amounts needed to pay any warrants that are issued.

The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of June 30, 2011, there were approximately $561 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than ten years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of June 30, 2011, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $11.4 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the 2009-11 Biennium the total amount of principal and interest outstanding as of June 30, 2011 is about $1.9 billion, with the maximum amount of principal and interest payable in any one month being $602 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

Defined Benefit Retirement Plans and Other Post-Employment Benefits. Minnesota's defined benefit retirement plans are financed in several ways, including employee contributions, contributions from State agencies for their covered employees, contributions from local political subdivisions, and direct State appropriations. The 2010 Legislature passed significant pension legislation into law that increased employee and employer contribution rates, changed post-retirement benefit adjustments, changed interest on refunds, and made other changes to reduce the funding deficiencies of Minnesota's defined benefit plans. The legislation provides for the administrative consolidation of the closed Minneapolis Employee Retirement Fund ("MERF") and the Public Employees Retirement Association ("PERA"). On June 30, 2010, the administration of MERF was transferred to PERA, and all assets, service credit, benefits liabilities were transferred to a separate MERF division account at PERA. The legislation also increases the annual State contribution to the MERF account from $9,000,000 annually to $22.75 million in each of Fiscal Years 2012 and 2013 and $24 million each year thereafter through Fiscal Year 2031. Beginning in Fiscal Year 2031, the annual additional employer supplemental contribution will be a minimum of $27 million and a maximum of $34 million.

Post-employment benefits other than pensions are available to certain employees of the State, under terms of their employment contract, upon retirement at age 55. The employees involved are primarily conservation officers, correctional counselors at State correctional facilities, and highway patrol officers. If these employees elect retirement at age 55, the State pays the employer's share of health insurance benefits until the employees reach age 65. As of July 1, 2010, the most recent actuarial valuation, the unfunded actuarial accrued liability was $799 million, and is being amortized over a 30-year amortization period. The estimated annual required contribution for the period ended June 30, 2011 was $164 million.

City and County Credit Enhancement Program. Minnesota has also established a City and County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Minnesota Public Facilities Authority ("MPFA") to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

To be eligible for the program, a city or county must have entered into an agreement with the MPFA, which requires notifications to the MPFA by the city or county or paying agent when funds are not sufficient to timely pay all or a portion of debt service on obligations issued under the program. The MPFA must notify the Commissioner of potential defaults, and the Commissioner then must issue a warrant and authorize the MPFA to pay to the bondholders or paying agent the amount necessary to pay in full debt service on credit-enhanced bonds when due. The law appropriates annually from the State General Fund to the MPFA the amounts needed to pay any warrants issued by the Commissioner for this purpose. The amount of debt outstanding under this program may not exceed $1 billion.

The amounts paid on behalf of any city or county are required to be repaid to the State with interest, either through a reduction of subsequent State-aid payments or by the levy of an ad valorem tax, which may be made with the approval of the MPFA, or will be made mandatory by the MPFA if the State is not repaid in full by November 30 of the following calendar year. Furthermore, the State is subrogated to the rights of a city or county in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the city or county in full.

As of June 30, 2011, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2040, was approximately $529 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the current fiscal year the total amount of principal and interest outstanding is $45 million with the maximum amount of principal and interest payable in any one month being $20.3 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

Trunk Highway System. The State's trunk highway system consists of 11,895 miles of highway, 4,840 bridges over 10 feet long, and 1,054 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation ("DOT"). The State's Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds. The Trunk Highway Fund's primary sources of revenues are motor vehicle and fuel taxes. These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature. Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund.

The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system. It uses a planning process that includes a statewide transportation plan, updated every six years, and a Statewide Transportation Improvement Program ("STIP"), which details the capital projects undertaken by the State. The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing. The 2007 Legislature authorized $20.2 million for highway flood damage, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds. The 2009 Legislature authorized $40 million for construction of trunk highway interchanges and matching funds for federal projects, and $2.7 million for the reconstruction and repair of trunk highways and trunk highway bridges located in the area that suffered flood-related damages in 2008. The 2010 Legislature authorized $100.1 million in bonds for trunk highway construction and interchanges and $26.4 million in trunk highway capital improvements. The 2011 Legislature authorized approximately $490 million in bonds for improvements to the State's trunk highway system.

State Indebtedness

The total amount of State general obligation bonds outstanding as of October 12, 2011 was approximately $5.93 billion. Estimated debt service on the State's general obligation bonds for Fiscal Year 2011 was estimated to be $828 million.

The State secured a line of credit in the maximum amount of $600 million in the third quarter of 2010 to increase liquidity and assist in managing the fluctuations of forecasted State receipts and disbursements. The State extended the line of credit on July 1, 2011 for the duration of Fiscal Year 2012. The State also intends to continue to utilize a variety of administrative tools to manage State General Fund cash flow on a daily basis. Those tools may consist of, and are not limited to higher education institutions, and health care providers, as well as delays in remittance of certain corporate and sales tax refunds. The extent to which the line of credit is actually utilized to meet cash flow needs will be determined by the variance between estimated and actual receipts and the timing of major payments during any given month. The State has not drawn on the line of credit to date. The State currently has no short-term debt outstanding.

In November 2011, the Tobacco Securitization Authority, an authority independent from the State, issued $757 million in Tobacco Settlement Revenue Bonds. This bond issue resulted in net proceeds of $640 million which was used to refund certain principal and interest payments of the State’s debt which would have otherwise been paid for from the State General Fund. Investment interest earned on the net proceeds will be available to the State’s debt service fund in the amount of $3.4 million. The tobacco bond proceeds will not be available to reduce debt service after Fiscal Year 2013.

The State's general obligation bonds are rated Aa1 by Moody's and AAA by S&P. The bonds were previously rated AAA by Fitch, but were downgraded to AA+ in July 2011 due to the budget impasse that summer.

Litigation

While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $15 million on the State's expenditures or revenues.

Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The Tort Claims appropriations for each of Fiscal Years 2010 and 2011 are $761,000. Up until June 30, 2009, the maximum limit of liability for Minnesota tort claims was $400,000 per claim, and $1,200,000 per occurrence. Beginning on July 1, 2009, maximum limits were raised to $500,000 and $1,500,000, respectively.

I-35W Bridge Collapse. The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage. Thirteen people were killed, and approximately 145 were injured. The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse. The Legislature established a victim's compensation fund and appropriated $36.64 million for payments to decedents and claimants. A panel of three attorneys determined the amount of payments out of this fund. All 179 claimants accepted payments in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State is a third party to this litigation. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse. The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $5 million. The State is pursuing a claim against the company that designed the bridge. The Minnesota Supreme Court is reviewing lower court rulings that would permit the State's claim to proceed.

Eminent Domain Actions. At any one time, there are hundreds of DOT eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact the State's Trunk Highway Fund.

The DOT has agreed to acquire properties for the Metropolitan Council's Central Corridor light rail transit project. This project is likely to involve eminent domain actions. In the aggregate, the potential cost to the State for property which has been, or will be, acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact funding to be provided to the DOT by the Metropolitan Council.

Other Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers, or employees are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $15 million in excess of current levels.

ACS State and Local Solutions, Inc. v. State of Minnesota, through its Commissioner of the Department of Human Services. In May 2008, the Department of Human Services ("DHS") terminated a software development contract with the plaintiff, who had acquired the contract in 2005 as a result of an asset acquisition. The plaintiff filed suit in September 2008 and claimed damages in excess of $50,000. DHS has filed a counterclaim, and estimates that a finding in favor of the plaintiff could result in costs to the State General Fund in excess of $15 million. The trial court granted, in part, DHS' motion for summary judgment. A three-week trial was scheduled to start on March 14, 2011.

Alliance Pipeline L.P. v. Commissioner of Revenue. Plaintiff operates a natural gas pipeline company and owns and operates property throughout 13 Minnesota counties. In mid-October 2009, plaintiff filed an appeal in Minnesota Tax Court challenging the Commissioner's 2009 assessment of Alliance's natural gas pipeline property in Minnesota. The plaintiff challenges the assessment asserting that (i) the Commissioner has failed to correctly determine the market value of the property, (ii) certain regulatory valuation guidelines exceed the Commissioner's statutory authority and (iii) those regulatory guidelines, and the Commissioner's assessment, are unconstitutional in violation of various provisions of the State and federal Constitutions.

The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry. The Home Insurance Company ("HIC") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund for certain workers' compensation payments made by HIC. HIC, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the State's workers' compensation scheme, and without recourse to the State General Fund. Defendants have denied HIC's requests for reimbursement, raising various statutory defenses and claiming that HIC is not entitled to reimbursement under the law. HIC claims it is entitled to $21 million in past and future reimbursements. Plaintiffs ask for reimbursement from the workers compensation Special Compensation Fund. Summary judgment motions of both parties were heard in May 2010. Defendants asked to have plaintiffs' complaint dismissed. The trial court granted partial summary judgment in favor of the plaintiff in the amount of $7,265,246, and denied summary judgment as premature as to future payments on qualifying claims. The State is considering options, including appeal.

Minnesota Energy Resources Corp. v. Commissioner of Revenue. The plaintiff, a natural gas pipeline company, has filed a consolidated appeal of the 2008-2010 assessments of the real, personal and operating property of its pipeline, arguing the assessments failed to correctly determine the market value of the property. The market value for the assessed property was $126 million in 2008. Plaintiff filed a new appeal in Minnesota Tax Court for its 2009 tax assessment. A new rule governs calculation for the tax year 2009. Discovery is ongoing.

Swanson, et al. v. State, Public Employees Retirement Association, Minnesota State Retirement System, Teacher Retirement Association, et al. (Ramsey District Court). A class action lawsuit was filed in May 2010, against the State's pension funds. Plaintiffs are challenging 2009 and 2010 legislative changes made to the annual cost of living adjustment for pension benefits. Plaintiffs seek a judicial determination that the legislation violates the contract clause of both the State and federal Constitution; that the legislation violates the taking clause of the federal Constitution, that the legislation is arbitrary and capricious and violates substantive due process. The State defendants moved for summary judgment with argument scheduled for March 2011.

Jensen, et al. v. METO, et al. Parents/guardians of several patients/former patients of the Minnesota Extended Treatment Options (METO) program allege violations of various State and federal constitutional and statutory rights because of alleged misuse of restraints and seclusion of people committed in part because of developmental disabilities and seek class action status, money damages and injunctive relief. A tentative settlement on monetary issues was reached—with the State contributing $2.8 million—but the settlement has not been finalized.

R.J. Reynolds Tobacco Co. v. Comm'r of Revenue. This is a corporate franchise case where the taxpayer originally reported a $2.9 billion dollar sale from the sale of certain international business operations as business income apportionable to Minnesota which increased its sales factor denominator by the gain amount. The Commissioner excluded gain from the company's sales factor and made no adjustment to the taxable income. The taxpayer objected, arguing that the business income must be represented in the apportionment factors to avoid distortion, or in the alternative, the gain must be deemed non-business income because the taxpayer did not conduct a unitary business with its international operations. The Commissioner rejected both arguments and also allowed only an 80% deduction for dividends received from a foreign subsidiary, rather than a 100% deduction. The Commissioner denied the taxpayer's refund claim asserting that the gain from the sale of trademark assets ($2.6 billion) was a non-business income. The amount at issue with this particular taxpayer is $3.2 million plus $1.2 million in a denied refund claim. If the Commissioner's decision is not upheld the Commissioner estimates that the outcome of this litigation will affect similarly situated taxpayers resulting in a prospective loss of $8 million per year starting in Fiscal Year 2011, and a retroactive effect of $24 million for Fiscal Year 2011.

Electric Cooperative Assessment Cases. This series of separate appeals filed against the Commissioner of Revenue currently involves 15 electric coops (with likely 7 more to be added, for a total of 22 coop), each of which has appealed the Commissioner's assessment of sales tax for varying periods generally ranging from 2003 through 2006. There are an estimated 44 electric cooperatives in the State who are similarly situated to the current plaintiffs. The total potential financial impact to the State if the plaintiffs succeed on appeal is approximately $20.9 million in one-time refunds with an on-going annual impact of $4.2 million.

New York

Economic Trends

U.S. Economy. The U.S. economic recovery survived an almost continuous series of setbacks in 2011 that included spiking energy prices, supply chain disruptions resulting from a virtual shutdown of the world's third largest economy, threats to the global financial system stemming from the European sovereign debt crisis, and uncertainty surrounding the U.S. government's own looming debt problems. As the impact of the oil shock and Japanese supply chain disruptions unwind, some positive momentum appears to be building, with the fourth quarter of 2011 exhibiting the strongest quarterly growth since the first half of 2010. However, the economy faces many headwinds going forward, including a slowing global economy, financial market volatility, continued weak income growth, and a very slowly moving housing sector. Consequently, real U.S. GDP is now projected to grow 2.2% for 2012, following growth of 1.7% for 2011.

With the euro-zone likely to have entered a recession in the fourth quarter and the large developing economies in Asia and Latin America slowing, the U.S. economy is expected to feel the pinch through lower export growth during the first half of 2012. As a large portion of U.S. corporate earnings are derived from overseas activity, growth in U.S. corporate profits from current production is expected to decelerate to 4.7% in 2012, down from 7.9% in 2011, and 32.2% in 2010. The anticipated slowdown in production for export could modestly dampen employment growth yet again early this year, before picking up during the second half. U.S. nonagricultural employment is projected to grow 1.3% in 2012, following 1.2% growth in 2011. The absence of a sustained improvement in job growth will keep wage growth low as well, which in turn will help keep consumer price pressures at bay. The unwinding of the gasoline and food price spikes experienced in 2011 will keep consumer price inflation well below last year's rate. The rate of inflation, as measured by growth in the Consumer Price Index, is projected to fall from 3.1% in 2011 to 1.8% in 2012.

The outlook from the Division of the Budget ("DOB") calls for the recovery from the nation's worst recession since the 1930s to continue through 2012 at below-trend growth rates as the economy's domestic momentum struggles with a recession in Europe and slower growth in other areas of the world. There are, however, a number of significant risks to the forecast. If resolution of the euro-debt crisis should turn negative, and in the worst case result in a bank run (as occurred in September 2008), short-term credit markets could seize up and the U.S. economy could potentially be dragged back into a recession. A breakup of the euro-zone, or a dissolution of the euro itself, could have even worse consequences. Similarly, an economic "hard landing" in China would likely cause a deeper global slowdown than expected, resulting in slower export growth than is reflected in the forecast. In contrast, a slow but steady path to resolution of the euro-debt crisis, along with a milder recession in Europe and/or a more modest slowdown elsewhere, could result in stronger export and employment growth than anticipated.

The DOB's forecast assumes that the U.S. Congress will extend the payroll tax cut and unemployment insurance benefit extensions beyond the first two months of 2012. If the Congress should fail to come to an agreement, household spending could be less than anticipated. Furthermore, should the failure to reach an agreement cause the household and business sector to lose confidence in the recovery, an even greater pullback in spending could ensue, resulting in much slower growth than is reflected in the forecast. A renewed confidence in the recovery depends upon an improvement in the pace of job growth over the coming quarters. If that improvement fails to materialize, households may pull back once again, resulting in lower consumption growth than expected. Weaker household spending would ripple through the economy and likely result in lower investment growth as well. A substantial equity market correction could have a similar effect. In contrast, if actions taken by the federal government inspire confidence within the business sector, employment and household spending growth could be stronger than expected.

The housing sector has been virtually absent from this recovery. If the number of home foreclosures is greater than expected, a housing market recovery could be further delayed. A surge in foreclosures could also impede the recovery in home prices, which would in turn delay the recovery in household net worth, also resulting in lower rates of household spending than projected. Alternatively, a large and sustained increase in household formation could result in stronger demand for housing and therefore a quicker recovery in home prices and construction employment than expected. Finally, oil prices are once again on the rise due to global tensions. These increases could cause gasoline prices to return to their lofty May 2011 peaks. As energy price growth acts as a virtual tax on household spending, faster growth in the price of oil could also result in lower consumption spending than anticipated. A quick resolution of these tensions could send energy prices back down faster than expected, resulting in greater real household spending for non-energy goods and services.

State Economy. The State coincident index indicates that New York's recovery got underway in early calendar year 2010, coinciding with the State economy's response to the Federal Reserve's highly accommodating monetary policy. As home to the world's financial capital, the State economy is especially sensitive to monetary policy shifts. The strong economic stimulus provided by the Federal Reserve was reinforced by a weak dollar and strong foreign demand for State-produced goods and services, particularly those related to tourism. Foreign demand for New York City real estate has also been strong. These developments helped to support above average quarterly private year-ago job growth of an estimated 2.0% over the first three quarters of calendar year 2011. Private sector employment is estimated to have grown 1.9% for calendar year 2011 overall, following virtually flat growth of 0.2% in 2010. While private sector growth appears to have been broad-based, with even manufacturing seeing positive year-ago growth, government employment is estimated to have fallen during each quarter of 2011, and 2.9% for the year.

Calendar year 2011 turned out to be an historically turbulent year for financial markets, with securities industry revenues falling sharply over the course of the year and the nation's banks perceived to be at risk due to the crisis in Europe. That turbulence occurred against a backdrop of an evolving regulatory environment that has altered the pattern of risk-taking behavior of Wall Street firms. These forces resulted in steadily deteriorating revenues over the course of last year, with NYSE member firms experiencing losses in the third quarter, the first since calendar year 2008. Fourth quarter revenues and profits were not anticipated to exhibit much improvement. Thus, with finance industry revenues in calendar year 2011 likely to be below the calendar year 2010 levels, and executive compensation likely to decline, finance and insurance industry bonus payouts for the 2011 bonus season are likely to be well below last year's levels, with finance and insurance sector bonuses for the first quarter of 2012 expected to be 34.4% below their year-ago total. Slower global growth and a stronger dollar are expected to result in slower private-sector job growth of 1.4% in 2012. Fiscal strains are expected to continue to put pressure on government employment at all levels; public sector jobs are expected to fall 1.0% in 2012. State wages are projected to rise 1.9% in 2012, following growth of 3.8% in 2011, with total personal income rising 3.3% in 2012, following growth of 4.5% in 2011. These growth rates are well below historical averages.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, developments that have an impact on credit markets, such as the euro-debt crisis, pose a particularly large degree of risk for New York. Yet another financial crisis induced recession would be devastating for the State economy. Even lesser risks, such as a further erosion of equity prices could be quite destabilizing to the financial sector and ultimately bonuses and State wages overall. These risks are compounded by the uncertainty surrounding the implementation of financial reform, which is already altering the composition of bonus packages in favor of stock grants with long-term payouts and claw-back provisions, thus affecting the forecast for taxable wages. As financial regulations evolve, it is becoming increasingly uncertain as to when finance sector revenue generating activity such as trading, lending, and underwriting will return to pre-crisis levels, resulting in additional risk to the forecasts for bonuses and personal capital gains.

There are, however, some possible upside impacts to DOB's economic outlook as well. A stronger national or global economy than projected could increase the demand for New York goods and services, resulting in stronger job growth than projected. Such an outcome could lead to stronger levels of business activity and income growth than anticipated. If corporate earnings surprise to the upside, a stronger and earlier upturn in stock prices could result, stimulating additional financial market activity, and producing higher wage and bonus growth than currently projected. Of course, a stronger national economy could force the Federal Reserve to raise interest rates earlier or more rapidly than projected, which could negatively affect the State economy and the financial sector in particular.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary federal stimulus funding in 2011 will particularly impact counties and school districts in the State. The State's cashflow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, some State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 federal population census also may have a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans. Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation, and other governmental purposes. The Fiscal Year 2011-12 Enacted Budget Financial Plan (the "Enacted Budget Financial Plan") assumed relatively stable levels of federal aid over the forecast period. Changes in federal funding levels could have a materially adverse impact on the Enacted Budget Financial Plan. For example, the Enacted Budget Financial Plan may be adversely affected by actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. The Federal Centers for Medicare and Medicaid Services ("CMS") has engaged the State regarding claims for services provided to individuals in certain developmental centers. Although no official audit has commenced and the rates paid for these services are established in full accordance with the State-approved methodology, adverse action by CMS relative to these claims could jeopardize a significant amount of federal financial participation in the State Medicaid program.

The Federal Budget Control Act of 2011 (the "BCA") established a Joint Select Committee for Deficit Reduction to achieve $1.2 trillion in deficit reduction over 10 years. On November 21, 2011, the Committee announced that it failed to reach agreement on actions to reduce the deficit. Pursuant to the BCA, deficit reduction will now be achieved through the sequestration process, with automatic reductions scheduled to begin in January 2013. The BCA prescribes that approximately 82% of the $1.2 billion in deficit reduction must be through spending reductions. The State is analyzing the potential impact of the BCA on the Enacted Budget Financial Plan and the State economy. Based on its preliminary review, DOB estimates that, if the sequestration process were to operate as set forth in the BCA and without any further modification by Congress, state and local governments could lose approximately $5 billion in federal funding over 10 years, beginning in Fiscal Year 2012-13. This does not account for potential declines in other revenues that may occur as a result of lost federal funding.

Health Insurance Company Conversions. An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals. Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Enacted Budget Financial Plan assumes no proceeds from a health care conversion in Fiscal Year 2011-12, but does assume that an annual contribution of $250 million in Fiscal Year 2012-13 and $300 million each of Fiscal Years 2013-14, 2014-15 and 2015-16 would be deposited into HCRA. If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements. Another additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in Fiscal Year 2010-11 and beyond. The Enacted Budget Financial Plan included a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts beyond Fiscal Year 2010-11. The pattern is based on the terms agreed to by the State's largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Enacted Budget Financial Plan. In August 2011, a statutorily authorized judicial compensation commission authorized a multi-year plan to provide salary increases for judges beginning in Fiscal Year 2012-13, which will automatically take effect barring action by the Legislature and the Governor to obviate the increases. The Enacted Budget Financial Plan assumes salary increases in the Judiciary's current budget projections.

The Enacted Budget Financial Plan contemplates $1.5 billion in savings from State agency operations, including approximately $450 million in gap-closing savings from, among other things, wage and benefit changes negotiated with State employee unions, operational efficiencies, and attrition. On August 15, 2011, members of the State's largest union, the Civil Service Employee Association ("CSEA"), ratified a five-year labor contract with the State. Under the contract, there will be no general salary increases until Fiscal Year 2014-15. In addition, employees will take a five-day unpaid deficit reduction leave during the current fiscal year and four days unpaid leave during the next fiscal year. The value of the deficit reduction leave days will be deducted from employee pay over the remaining pay periods equally during the fiscal year in which they are taken. The agreement also includes substantial changes to employee health care contributions and CSEA employees will receive broad layoff protection for the next two fiscal years. The membership of the State's second largest union, the Public Employees Federation, ratified a contract with comparable terms on November 3, 2011. Negotiations with the State's other unions are ongoing.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Weak and unsettled economic conditions around the world have darkened the State's fiscal outlook. Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

Prior Fiscal Year Results.

Fiscal Year 2009-10 Results. Receipts during Fiscal Year 2009-10 fell substantially below projections. State General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for Fiscal Year 2009-10. State General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of Fiscal Year 2009-10, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in Fiscal Year 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the State General Fund for Fiscal Year 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. In early April 2010, the State paid the $500 million in tax refunds that had been deferred. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from Fiscal Year 2009-10.

State General Fund receipts, including transfers from other funds were $1.2 billion below Fiscal Year 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts. State General Fund disbursements, including transfers to other funds, were $2.4 billion below Fiscal Year 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of funds from the 2009 American Recovery and Reinvestment Act in place of State General Fund spending.

The State General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund, $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Fiscal Year 2010-11 Results. State General Fund receipts, including transfers from other funds, totaled approximately $54.4 billion in Fiscal Year 2010-11. Total receipts were $1.9 billion (3.6%) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2% from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. State General Fund disbursements, including transfers to other funds, totaled approximately $55.4 billion in Fiscal Year 2010-11. As such, State General Fund disbursements exceeded receipts by approximately $930 million in Fiscal Year 2010-11. State General Fund disbursements, including transfers to other funds, were $3.2 billion higher than Fiscal Year 2009-10 results. The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010. Adjusting for this deferral, spending would have been roughly $950 million below Fiscal Year 2009-10 results.

An operating surplus of $1.5 billion was reported in the State General Fund for Fiscal Year 2010-11. As a result, the State General Fund had an accumulated fund deficit of $2 billion at the close of the fiscal year. The State General Fund ended the fiscal year with a closing cash fund balance of $1.4 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the Rainy Day Reserve Account), $136 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $13 million in refund reserves.

Fiscal Year 2011-12 Enacted Budget Financial Plan

Before enactment of the Fiscal Year 2011-12 budget, the State faced a projected budget gap of $10 billion, and projected budget gaps of $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14 and $20.9 billion in Fiscal Year 2014-15. These budget gaps represented the difference between (a) the projected State General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them based on current law. The estimated base gaps reflected, in part, the short-term impact of the recession on State tax receipts and economically-sensitive expenditure programs, the long-term growth in spending commitments, the expiration of the temporary personal income tax ("PIT") surcharge at the end of calendar year 2011, and the phase-out of the federal stimulus funding for Medicaid, education and other purposes.

The Governor and legislative leaders announced general agreement on the outlines of a budget for Fiscal Year 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the Fiscal Year 2011-12 budget. The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. At the time of the budget enactment, DOB estimated the State would end Fiscal Year 2011-12 with a State General Fund balance of $1.7 billion. The closing balance in the State's rainy day reserves of $275 million included a planned deposit of $100 million in Fiscal Year 2011-12. DOB also estimated that the gap-closing plan eliminates the State General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduced the budget gaps to $2.4 billion in Fiscal Year 2012-13, $2.8 billion in Fiscal Year 2013-14 and $4.6 billion in Fiscal Year 2014-15.

Fiscal Year 2011-12 Gap-Closing Plan. The gap-closing plan authorized actions to lower State General Fund spending by approximately $8.5 billion in Fiscal Year 2011-12. The Enacted Budget Financial Plan included estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid; $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities. The gap-closing plan anticipated $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature also authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

Non-recurring actions were estimated by DOB to total approximately $860 million in Fiscal Year 2011-12. The actions were expected to be derived from contributions by the State's public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in Fiscal Year 2011-12, as assumed in the base budget projections). The Enacted Budget Financial Plan also limits the annual growth rates for major programs, including Medicaid and School Aid.

DOB estimates the State will end Fiscal Year 2011-12 with a State General Fund balance of $1.7 billion, which consists of $1.03 billion in the Tax Stabilization Reserve, $275 million in the Rainy Day Reserve, $51 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund and $13 reserved for debt management. State General Fund receipts, including transfers from other funds, are now estimated to total $56.87 billion in Fiscal Year 2011-12. State General Fund spending, including transfers to other funds, is now estimated to total $57.2 billion in Fiscal Year 2011-12.

Fiscal Year 2011-12 Receipts Forecast. All Funds receipts are projected to total $132.3 billion for Fiscal Year 2011-12, comprising tax receipts ($64.5 billion), federal grants ($43.9 billion) and miscellaneous receipts ($23.8 billion). The total All Funds receipts estimate represents a decrease of $1 billion (0.8%) below Fiscal Year 2010-11 results.

Total State General Fund receipts, including transfers, are estimated at $57.2 billion, an increase of $2.8 billion (5.1%) from Fiscal Year 2010-11 results. The annual increase in State General Fund tax receipts is estimated at 6.9%. State General Fund miscellaneous receipts are estimated to increase by 4.8% from Fiscal Year 2010-11 results.

All Funds user taxes and fees receipts for Fiscal Year 2011-12 are estimated to be $14.7 billion, an increase of $514 million (3.6%) from Fiscal Year 2010-11. The underlying sales tax base (i.e., after adjusting for the impact of law changes) is estimated to increase by 6.4%. Overall, sales tax receipts are estimated to increase by $459 million (4.0%) compared with Fiscal Year 2010-11. Non-sales tax user taxes and fees are estimated to increase by $58 million from Fiscal Year 2010-11 due primarily to an increase in cigarette and tobacco tax collections ($50 million). State General Fund user taxes and fees receipts are expected to total nearly $9.1 billion in Fiscal Year 2011-12, an increase of $340 million (3.9%) from Fiscal Year 2010-11. Sales tax receipts are estimated to increase by $341 million (4.2%) and cigarette and tobacco tax collections are estimated to decline by $4 million (0.8%).

All Funds business tax receipts for Fiscal Year 2011-12 are estimated at $7.9 billion, an increase of $643 million (8.8%) from the prior year. The estimates reflect base growth across all taxes from an improving economy, as well as an incremental year-over-year increase of $213 million from the deferral of certain tax credits that was part of the Enacted Budget Financial Plan for Fiscal Year 2010-11. State General Fund business tax receipts for Fiscal Year 2011-12 of $5.9 billion are estimated to increase by $590 million (11.2%) from the prior year's results.

All Funds other taxes receipts for Fiscal Year 2011-12 are estimated to be $1.8 billion, an increase of $15 million (0.8%) from Fiscal Year 2010-11. State General Fund other taxes receipts are expected to total nearly $1.2 billion in Fiscal Year 2011-12, a decrease of $25 million (2%) from Fiscal Year 2010-11.

Through the first nine months of Fiscal Year 2011-12, State General Fund receipts, including transfers from other funds, totaled $39.2 billion, or $11 million above the prior forecast. Total taxes, including transfers from other funds after debt service, were $151 million lower than projected, mainly due to lower collections in PIT receipts and business taxes, which were partly offset by higher collections from user taxes and other tax revenue.

Fiscal Year 2011-12 Disbursements Forecast. State General Fund disbursements in Fiscal Year 2011-12 are estimated to total $56.9 billion, an increase of $1.4 billion (2.5%) over Fiscal Year 2010-11 results. Through the first nine months of Fiscal Year 2011-12, State General Fund disbursements, including transfers to other funds, totaled $38.3 billion, or $342 million below the prior forecast. Disbursements for education and Medicaid, the two largest components of the State General Fund, generally appear to be in line with annual estimates. State Operating Funds disbursements for Fiscal Year 2011-12 are estimated to total $86.9 billion, an increase of $2.4 billion (2.9%) over Fiscal Year 2010-11 results.

The Enacted Budget Financial Plan provides $19.6 billion in School Aid for the Fiscal Year 2011-12 school year, which results in an annual State aid reduction of nearly $1.3 billion (6.1%). Total school spending is primarily financed through a combination of State and local funding and thus, the reduction in State Aid represents 2.4% of total State General Fund operating expenditures projected to be made by school districts statewide in the current school year. The Enacted Budget Financial Plan also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income. Under this growth cap, School Aid is projected to increase by an additional $805 million in Fiscal Year 2012-13, and $879 million in Fiscal Year 2013-14.

The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City). New York's Medicaid spending is projected to total approximately $53.3 billion in Fiscal Year 2011-12, including the local contribution. The Enacted Budget Financial Plan projections assume that spending growth is limited to 4% annually for DOH State Medicaid spending beginning annually next year. This reflects the target growth rate for Medicaid proposed in the Enacted Budget Financial Plan, which is the ten-year average change in the medical component of the Consumer Price Index.

In Fiscal Year 2011-12, the State will provide $4.2 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the Metropolitan Transportation Authority receives the majority of the Statewide mass transit operating aid.

The State also pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities. Depending on the credit structure, debt service is financed by transfers from the State General Fund, dedicated taxes and fees, and other resources, such as patient income revenues. Total debt service is projected at $5.8 billion in Fiscal Year 2011-12, of which $1.5 billion is paid from the State General Fund through transfers and $4.3 billion from other State funds.

Fiscal Year 2012-12 Executive Budget

DOB estimates that the Governor's proposed budget for Fiscal Year 2012-3 (the "Executive Budget"), if enacted as proposed, would eliminate the State General Fund budget gap of $3.5 billion in Fiscal Year 2012-13 and lower the budget gaps that would need to be closed in future years. The gap-closing plan consists of $2 billion in savings, which DOB characterizes as spending control, and $1.5 billion in net new resources from tax reform. Savings from State agency operations are expected to total $1.14 billion. Savings are expected to be achieved through building on redesign and cost-control efforts initiated in the current fiscal year, including further reductions in State agency operations through attrition and strict controls on hiring, enterprise-wide consolidation of procurement, information technology, real estate, and workforce management and a range of operational measures to improve efficiency. Savings proposals in local assistance ($756 million) target automatic spending increases that are unrelated to performance or actual costs.

Tax reform legislation approved in December 2011 is expected to generate an estimated $1.5 billion in net resources to help close the Fiscal Year 2012-13 budget gap. The tax code changes are expected to provide approximately $1.9 billion in additional receipts in Fiscal Year 2012-13 and an additional $3.4 billion through Fiscal Year 2015-16. Tax reform changes to the personal income tax are scheduled to expire on December 31, 2014.

DOB estimates that State Operating Funds spending will total $88.7 billion in Fiscal Year 2012-13, an increase of $1.7 billion (1.9%) from the estimate for the current fiscal year. All Governmental Funds spending, which includes capital projects and federal operating funds, would total $132.5 billion, a decrease of $225 million (0.2%) from the current fiscal year. Local assistance spending is expected to increase by $1.5 billion (2.6%) over Fiscal Year 2011-12. In Fiscal Year 2012-13, State funding for School Aid (on a school year basis) and Medicaid increases by approximately 4% from 2012 levels, consistent with caps enacted in the current fiscal year.

DOB estimates that the State General Fund will end with a balance of $1.8 billion in Fiscal Year 2012-13.

Cash Position

The State General Fund is authorized to borrow resources temporarily from other available funds in the State's Short Term Investment Pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever occurs first. The State General Fund used this authorization to meet payment obligations in May, June, September, November and December 2010, as well as in April 2011. While the State General Fund may rely on this borrowing authority at other times during the remainder of the current fiscal year, it is expected that such amounts will be repaid by the end of the month in which the borrowing occurs.

The State's cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information. The DOB believes the projections are based on reasonable and prudent assumptions, and the State's current cash position is sufficient to meet current liquidity needs. The State General Fund is expected to end Fiscal Year 2011-12 with a cash balance of $1.7 billion. The balance is expected to consist of $1.03 billion in the Tax Stabilization Reserve, $275 million in the Rainy Day Reserve, $51 million in the Community Projects Fund, $21 million in the Contingency Reserve and $13 million reserved for debt management. In addition, the balance is expected to include $284 million set aside for potential retroactive labor settlements with unions that have not agreed to contracts through the end of the current fiscal year.

The amount of resources that can be borrowed by the State General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The available balances on hand in STIP have declined compared to recent years. DOB will continue to closely monitor and manage the State's liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants. The total outstanding balance of loans from STIP at March 31, 2011 was $1.656 billion, an increase of $170 million from the outstanding loan balance of $1.486 billion at March 31, 2010.

State General Fund Out-Year Projections

The DOB estimates that the State General Fund will end the current fiscal year in balance on a cash basis, an improvement of $350 million from the last DOB forecast. The DOB estimates that the Executive Budget, if enacted as proposed, would provide for a balanced State General Fund in Fiscal Year 2012-13, and leave projected gaps that total approximately $715 million in Fiscal Year 2013-14, $3.0 billion in Fiscal Year 2014-15 and $3.7 billion in Fiscal Year 2015-16. The net operating shortfall in State Operating Funds is projected at $2.2 billion in Fiscal Year 2014-15 and $3.1 billion in Fiscal Year 2015-16. The imbalances projected for the State General Fund and State Operating Funds in future years are similar because the State General Fund is the financing source of last resort for many State programs. Imbalances in other funds are typically financed by the State General Fund. The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

Out-Year Receipts Projections. For Fiscal Year 2012-13, total All Funds receipts are expected to reach nearly $132.7 billion, an increase of $418 million (0.3%) from Fiscal Year 2011-12 estimated receipts. All Funds tax receipts are projected to increase by $2 billion (3.1%) over the same period. All Funds federal grants are expected to decrease by nearly $2 billion (4.6%) from Fiscal Year 2011-12 to Fiscal Year 2012-13. All Funds miscellaneous receipts are projected to increase by $423 million (1.8%) over the same period. For Fiscal Year 2012-13, total State General Fund receipts (including transfers from other funds) are projected to be $58.7 billion, an increase of $1.5 billion (2.6%) from Fiscal Year 2011-12 estimated receipts.

Total All Funds receipts in Fiscal Year 2013-14 are projected to reach $137.9 billion, an increase of $5.2 billion (5.6%) from Fiscal Year 2012-13 estimates. All Funds tax receipts in Fiscal Year 2014-15 are expected to increase by $4.5 billion over the prior year and are expect to increase by another $4.7 billion in Fiscal Year 2015-16. State General Fund receipts are projected to reach $61.3 billion in Fiscal Year 2013-14, $62 billion in Fiscal Year 2014-15 and $64.4 billion in Fiscal Year 2015-16.

Out-Year Disbursement Projections. State General Fund disbursements for Fiscal Year 2012-13 are estimated to total $58.6, an increase of $1.7 billion (2.9%) over Fiscal Year 2011-12 estimates. State Operating Funds disbursements for Fiscal Year 2012-13 are estimated to total $88.7 billion, an increase of $1.7 billion over Fiscal Year 2011-12 estimates. State General Fund spending is projected to grow at an average annual rate of 4.6% from Fiscal Year 2011-12 through Fiscal Year 2015-16 (as adjusted). The spending projections incorporate the target growth rates in the areas of Medicaid and School Aid, as well as an estimate of the effect of national health care reform on State health care costs. State expenditures for Medicaid are estimated to range from approximately $21.1 billion in Fiscal Year 2011-12 to $24.9 billion in Fiscal Year 2015-16. State expenditures for School Aid are estimated to range from approximately $19.6 billion in Fiscal Year 2011-12 to $22.9 billion in Fiscal Year 2015-16. Spending growth reflects an expected return to a lower federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service.

There can be no assurance that the budget gaps will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2011, total State-related debt outstanding was stable at approximately $56 billion. Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.9%. Total debt service is projected at $6.1 billion in Fiscal Year 2012-13, of which $1.6 billion is expected to paid from the State General Fund through transfers and $4.5 billion from other State funds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. For Fiscal Year 2010-11, the cumulative debt outstanding and debt service caps were 4.00% and 4.32%, respectively. The actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2011, the State issued new debt resulting in $32.8 billion of debt outstanding subject to the debt reform cap. This is about $4.8 billion below the statutory debt outstanding limitation. The debt service costs on this new debt totaled $3.1 billion in Fiscal Year 2010-11–roughly $2.6 billion below the statutory debt service limitation.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State is continuing through a period of declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.1 billion in Fiscal Year 2011-12 to $314 million in Fiscal Year 2013-14. Measures addressing capital spending priorities, debt financing practices, and the inherent volatility of personal income as a basis for long-term planning may be considered in order to stay within the statutory limitations. The debt reform projections are sensitive to changes in State personal income levels. Measures to adjust capital spending and debt financing practices will continue to be needed for the State to stay in compliance with the statutory debt limit.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2011, State-supported debt in the amount of $51.6 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2011, both amounts are less than the statutorily cap of 15%.

As of March 31, 2011, the State's authorized issuers had entered into a notional amount of $2.73 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 4.4% of total debt outstanding. As of March 31, 2011, the State had $2.7 billion of variable rate obligations, of which $2.25 billion is hedged to fixed rate. The net variable rate exposure subject to the cap is $465 million (0.9%) of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.2 billion.

In addition to the variable rate obligations described above, the State has $1.2 billion convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.3 billion as of March 31, 2011, a 62% reduction. Over that period, the State terminated $3.7 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2011, approximately $21 billion of PIT Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "Aa2" from Moody's and "AA" from S&P and Fitch.

Fiscal Year 2011-12 State Supported Borrowing Plan. The State's Fiscal Year 2011-12 borrowing plan projects debt issuances of $5.9 billion to finance new capital projects, an increase of $1.6 billion (3.6%) from the prior fiscal year. This includes roughly $740 million of issuances that were delayed from Fiscal Year 2010-11. The bond issuances will finance capital commitments for education ($1.7 billion), transportation ($1.8 billion), State facilities and equipment ($462 million), economic development ($821 million), health and mental hygiene ($738 million), and the environment ($400 million). Consistent with recent experience, education, transportation, and economic development projects are projected to represent approximately 73% of new issuances.

Spending on capital projects is projected to total $9.6 billion in the current fiscal year, which includes $1.7 billion in off-budget spending directly from bond proceeds held by public authorities. The State plans to finance 54% of capital projects spending with long-term debt and the remaining share with State and federal cash reserves. Overall, capital spending in the current fiscal year is projected to increase by $305 million (3.3%) from the prior fiscal year.

Pension and Retirement Systems

The State's retirement systems comprise the New York State and Local Employees' Retirement System ("ERS") and the New York State and Local Police and Fire Retirement System ("PFRS"). State employees made up about 32% of total membership during Fiscal Year 2010-11. There were 3,039 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many local authorities of the State. As of March 31, 2011, 672,723 persons were members and 385,031 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2011 were $149.5 billion (including $3.4 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $15.3 billion (11.4%) from prior fiscal year's level of $134.2 billion. The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance. The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $186.8 billion on April 1, 2010 to $194.3 billion (including $80.8 billion for current retirees and beneficiaries) on April 1, 2011. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2011 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for Fiscal Year 2010-11, 40% of the unexpected gain for Fiscal Year 2009-10, 60% of the unexpected loss for Fiscal Year 2008-09 and 80% of the unexpected gain for Fiscal Year 2007-08. Actuarial assets increased from $147.7 billion on April 1, 2010 to $148.6 billion on April 1, 2011.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually. Rates will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate is 3.75%. The first payment will be due in the fiscal year following the decision to amortize pension costs. In Fiscal Year 2011-12, the State elected to amortize $249.6 million and 57 participating employers amortized a total of $43.75 million.

State and local governments may amortize a portion of their pension costs beginning in FY 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which are 10.5% of payroll for ERS and 18.5% for PFRS in Fiscal Year 2011-12, may be amortized. In March 2011, the State made a pension payment of $1.078 billion for Fiscal Year 2010-11, and amortized $216 million. The State also prepaid $46 million earlier that fiscal year. In addition, the Office of Court Administration made its pension payment of $179 million, and amortized $33 million. The $249 million in total deferred payments will be repaid with interest over the next ten years, beginning in the current fiscal year.

The State paid $1.303 billion in contributions during Fiscal Year 2010-11. The State payment that was due March 1, 2012 was $1.958 billion. Prepayments (including interest credit) have reduced this amount by $49.4 million to $1.909 billion. The State has the option to amortize up to $562.9 million which would reduce the required payment to $1.346 billion. The estimated State payment for Fiscal Year 2012-13 is $2.223 billion, of which the State has the option to amortize up to $781.9 million which would reduce the required payment due March 1, 2013 to $1.441 billion. The State payment for Fiscal Year 2012-13 is an estimate. If these amounts change, then the amounts that can be amortized also would change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs' petition for certiorari to review the decision of the Second Circuit Court of Appeals.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, is pending in District Court.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. Plaintiff's appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration and appeal have both been stayed pending resolution of the Second Circuit's dismissal of the Oneida land claim.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an output cartel in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution, and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King, another cigarette importer raised the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states, including New York. On March 22, 2011, the District Court denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the court's findings and declarations, and also appealed the District Court's decision to the Second Circuit Court of Appeals. On January 30, 2012, the District Court denied plaintiff's motion to amend the court's findings.

Arbitration Related to Tobacco Master Settlement Agreement. The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states is scheduled to take place in Chicago in April 2012. State-specific hearings are expected to commence in May, with New York's hearing scheduled for June 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. The District Court will advise the parties as to the date of a conference for the purpose of preparing a scheduling order for adjudication of this claim. In the interim, the parties are discussing potential ways to resolve the Nuclear Waste Policy Act claim without litigation.

Representative Payees. In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence. The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation. On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims. The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. Claimants served a notice of appeal on November 23, 2010. On January 17, 2012, the appellate court affirmed the decision of the trial court.

Civil Service Litigation. In Simpson v. New York State Department of Civil Service, plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. This case was settled on December 29, 2010, for $45 million in damages and fees, payable in four equal annual installments, starting on or about April 1, 2011 or upon passage of the State budget. The settlement was approved following a fairness hearing held on April 15, 2011. Payment of the first installment of the settlement proceeds is in process.

Public Finance. In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation. The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under the Constitution. The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that court's holding in Saxton v. Carey, that the degree of itemization required under the Constitution is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint. On June 24, 2010, the appellate court reversed the trial court's order to the extent it dismissed the plaintiffs' cause of action under the State Constitution and affirmed the order to the extent it dismissed the plaintiffs' cause of action under the State Constitution, and remitted the case to the trial court for further proceedings. The defendants moved for reargument or, in the alternative, leave to appeal the portion of the appellate court's order that reversed trial court's dismissal of the cause of action under the State Constitution. The appellate court denied reargument but granted leave to appeal on the question of whether that court erred by reversing the dismissal of the plaintiffs' cause of action under the State Constitution. On November 21, 2011, the Court of Appeals reversed the appellate court's decision and dismissed the cause of action. A motion by the plaintiffs for reargument of the decision is pending.

Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions. Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver. Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. In Mangano, the trial court denied defendants' motion for change of venue. An appeal of that order is proceeding. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated their case, as did the plaintiff in Floyd after legislative amendment of the statute exempting school districts from the "mobility tax" imposed under the statute at issue. The trial court issued decisions granting summary judgment to defendants in Brookhaven, Huntington and Southampton/Southold. The plaintiffs in Brookhaven and Huntington have appealed from those decisions.

School Aid. In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution. Since the commencement of the suit, the moneys at issue have been released. Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions. Since the commencement of the suit, the moneys at issue were released. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010. On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The argument of the appeal was scheduled for March 20, 2012. On August 18, 2011, the trial court granted the State's motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. The plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment. On December 6, 2011, the trial court granted plaintiffs' motion for renewal and modified the stay to the extent of permitting discovery to continue, but refused to allow plaintiffs to file a motion for partial summary judgment or any other dispositive motion. Depositions are being scheduled.

Sales Tax. There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion. The State moved for summary judgment in two cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot. Arguments in the second case were heard on December 20, 2011.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The court also denied plaintiffs' motion for a preliminary injunction. The plaintiffs appealed. On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction. The appeal is now deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal. The State is seeking formal discontinuation of this action.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations. Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system. On May 10, 2011, the trial court issued a temporary restraining order enjoining the implementation, administration and enforcement of the statutory system, pending a hearing and determination of plaintiff's motion for a preliminary injunction. On June 8, 2011, the court issued an order granting defendants' motion for summary judgment and dismissing the complaint. On November 18, 2011, the appellate court affirmed the decision. The plaintiff's motion for leave to appeal to the Court of Appeals is pending.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. Defendants have filed a motion for summary judgment that was returnable on February 16, 2012.

Personal Injury Claims. In Watson v. State, claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured. On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants. Pursuant to negotiations among the parties, all claims were settled on February 8, 2011 for $19 million. The settlement process is completed and the case is closed.

Eminent Domain. In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law . By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision. In a decision dated November 22, 2011, the appellate court affirmed the Court of Claims' decision. The State's motion for reargument or, in the alternative, leave to appeal to the Court of Appeals, is pending.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. On June 9, 2010, the State filed a motion for summary judgment. By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted. Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice. The State has filed its answer to the amended complaint and is engaged in the discovery process.

Ohio

General Information

Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2009, Ohio's economic output as measured by gross state product ("GSP") totaled $462.0 billion, ranking it eighth among all states, accounting for 3.30% of the nation's GSP. The State ranks fifth within the manufacturing sector as a whole ($73.2 billion) and third in durable goods ($42.0 billion). As a percent of Ohio's 2009 GSP, manufacturing was responsible for 15.8%, with 20.0% attributable to the goods-producing sectors and 35.2% to the business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state, with 2009 merchandise exports totaling $34.1 billion. The State's leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for 51.8% of that total.

Payroll employment in Ohio, in a diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, and decreased in 2007 through 2010. In recent years, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The "non-manufacturing" sector employs approximately 88% of all nonfarm payroll workers in Ohio. The State's average monthly unemployment rate was 10.0% in 2010, which was above the U.S. average of 9.6%. By January 2012, the State's unemployment rate had declined to 7.7%, compared to the U.S. average of 8.3%. Ohio's 2010 decennial census population of 11.54 million indicated a 1.6% population growth over 2000 and ranked Ohio seventh among the states in population.

Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2010, total personal income of Ohio residents was estimated to amount to $417.4 billion. Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

With 13.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2008 crop production value of $5.2 billion represented 2.9% of the U.S. total value. Ohio ranks in the top seven states in the production of chicken eggs, tomatoes, soybeans, apples and corn. In 2008, Ohio's agricultural sector output totaled $8.8 billion with agricultural exports estimated at a value of $2.9 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and eleventh in coal production in 2008.

Fiscal Matters

Consistent with the provision in the Ohio Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.

Most State operations are financed through the general revenue fund (the "GRF"). Personal income and sales and use taxes are the major sources of GRF revenues. Fiscal Year 2011 ended with a GRF fund balance of $138.8 million. The State has a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used may carry a balance of up to 5% of GRF revenues for the preceding fiscal year. The current BSF balance is $246.9 million, about 0.9% of Fiscal Year 2011 GRF revenue.

If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he or she shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding revenue receipts and balances. The Governor implemented this directive in the 2008-09 biennium as had been done several times in prior fiscal years.

The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

2008-09 Biennium. On June 30, 2007, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. Reflecting the continued implementation of the restructuring of State taxes commenced in the 2006-07 biennium, the budget was based upon then-estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over 2006-07 biennial revenues) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase 2006-07 biennial expenditures). Spending increases for major program categories over 2006-07 actual expenditures were: 2.2% for Medicaid; 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.

The original GRF expenditure authorizations for the 2008-09 biennium reflected, and were supported by, a significant restructuring of major State taxes including: (i) restructuring the nonresident tax exemption for Ohio motor vehicle purchases, which was projected to produce approximately $54 million for the biennium; (ii) restoring local government fund support by committing a fixed percentage of all tax revenues deposited into the GRF (local governments would receive 3.7% of total GRF tax revenues annually and local libraries would receive 2.22% of total GRF tax revenues annually); and (iii) eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25 million annually.

The budget also created the Buckeye Tobacco Settlement Financing Authority (the "Authority"), to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds to fund capital expenditures for higher education ($938 million) and common school purposes ($4.112 billion) over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program. The budget reallocated all prior General Assembly funding of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations.

With the State's economy expected to be negatively affected by the national economic downturn, in January 2008, the Office of Budget and Management ("OBM") reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 for Fiscal Year 2009. Based on those lower estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million. In response, on January 31, 2008, the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the biennium as well as limitations on major purchases, hiring and travel. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 employees through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks were appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs and ad valorem property tax relief payments.

The General Assembly also identified the following measures: (i) various transfers totaling $198 million, including unspent agency appropriations; and (ii) authorizing expansion of the State-run lottery system to include "keno" games projected to generate $65 million in Fiscal Year 2009, of which $25 million was realized.

In September 2008, the OBM further revised downward its revenue projections for Fiscal Year 2009 by $540 million and increased its projected fiscal year budgetary shortfall by the same amount. In December 2008, OBM again revised its projection downward by an additional $640.4 million and increased its projected fiscal year budgetary shortfall by the same amount. Each time, executive actions were used to resolve the shortfalls, including transfers to the GRF from other funds, reducing Medicaid spending by enhanced focus on third party liability sources and using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010 and reduced appropriations to almost every State government agency of 4.75% in September and an additional 5.75% in December (this did not include appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others). Additionally, $131.9 million of the December shortfall was offset by additional revenues from Federal Medical Assistance Payments ("FMAP") received under the American Recovery and Reinvestment Act of 2009 ("ARRA").

In June 2009, OBM again reported revised revenue estimates to the General Assembly in connection with the then ongoing 2010-11 biennial budget appropriations process. The OBM revised Fiscal Year 2009 revenues downward by an additional $912 million over its prior estimates, based primarily on updated income and sales tax receipts through May 31, 2009. The Governor received General Assembly approval to address the additional shortfall and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. The State also restructured $52.8 million of Fiscal Year 2009 GRF debt service into Fiscal Years 2012 through 2021 and reduced expenditures by $98 million in addition to prior expenditure controls ordered by the Governor in April 2009.

The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million, respectively, and a $0 balance in the BSF. Of the ending GRF balance, $133.4 million represents the 0.5% of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11 Biennium. The 2010-11 biennial appropriations act was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. Between introduction and signing, the Governor signed three seven-day interim budgets. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three-week interim period and under the final 2010-11 biennial budget. The budget reflected the final implementation of the restructuring of State taxes commenced in the 2006-07 biennium and a conservative underlying economic forecast. The total GRF biennial appropriations were approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) and total GRF biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). Appropriations for major program categories compared to the 2008-09 biennium reflected increases of 3.4% for Medicaid and 0.7% for corrections and youth services and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education and 5.15% for elementary and secondary education. The final 2010-11 biennial budget also included the restructuring of $736 million of Fiscal Years' 2010 and 2011 GRF debt service into Fiscal Years 2012 through 2025.

There were several major new or recurring sources of revenues reflected in the final 2010-11 biennial budget. ARRA accounted for $2.4 billion in revenue, including $1.464 billion for elementary and secondary education, $628 million for FMAP and $326 million for other purposes. The Ohio Lottery Commission's implementation of video lottery terminals ("VLTs") at seven horse racing tracks in the State also led to revenues of $933 million from gaming and licensing. Taking into account the offsetting effects of the VLTs on other lottery revenues, OBM estimated that VLTs would result in an approximately $851 million net increase in reserves for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011).

The final 2010-11 biennial budget also reflected the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund's ("TUPAC") collection of $259 million to be deposited in a special State fund to be used for various healthcare initiatives. On August 11, 2009, a trial court ordered that those monies remain in an endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this ruling, and on December 31, 2009, the appellate court ruled in favor of the State and reversed the trial court's order. The State

Supreme Court affirmed the decision in favor of the State. The final 2010-11 biennial budget also reflected $530 million in revenues from transfers to the GRF of unclaimed funds and from other non-GRF funds.

The final 2010-11 biennial budget included $1.036 billion of one-time revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances, $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million in savings from subjecting State employees to a two week unpaid furlough during each year of the biennium, $84 million from a reduction in State funding to public libraries and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.

In September 2010, the State received $518.6 million of enhanced FMAP funding, and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education. The 2010-2011 biennium budget created a six member (three from each of the House and Senate) Budget Planning and Management Commission ("BPMC") to study and make recommendations that were designed to provide relief to the State during the recent financial crisis. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports later that year. Both reports contained estimates of "non-recurring" revenues reflected in the final 2010-11 biennium budget ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with a positive GRF cash and fund balance of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the 0.5% of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue that exceeded budgeted estimates to make payments for Medicaid managed care, the State's share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

2012-13 Biennium. On June 30, 2011, the appropriations bill for the 2012-13 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. To address the use of non-recurring funding sources in the 2010-11 biennium, including amounts received under the ARRA, the budget includes targeted spending cuts across most State agencies, and major new Medicaid reform and cost containment measures. Reflecting tax law changes and a conservative underlying economic forecast, the budget provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from 2010-11 biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (the increase is due in part to the absence of ARRA funding in the 2012-13 biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. The budget also reflects the anticipated restructuring of $440 million of Fiscal Year 2012 GRF debt service into Fiscal Years 2013 through 2025.

There are several major new sources of revenues reflected in the final 2011-12 biennial budget, including the transfer of the State's spirituous liquor system to JobsOhio, a not-for-profit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In 2012, the State is scheduled to receive a $500 million one-time payment from JobsOhio. With that transfer, the State will forgo annual deposits to the GRF from net liquor profits (deposits totaled $153 million in Fiscal Year 2011). Litigation filed on April 18, 2011 challenged under various provisions of the Ohio Constitution certain aspects of both JobsOhio and the law enacted in February 2011 authorizing its creation. The State filed a motion to dismiss arguing the plaintiffs lack standing to bring this case. The plaintiffs filed a response on May 20, 2011, and on August 19, 2011, the Ohio Supreme Court dismissed the case solely for lack of subject matter jurisdiction. On August 30, 2011 the same plaintiffs filed a complaint again claiming the February 2011 law authorizing the creation of JobsOhio, is an improper special act conferring corporate powers, and that the State may not lend its aid and credit to JobsOhio. The defendants filed motions to dismiss the complaint claiming that the plaintiffs lacked standing to bring this case. On December 2, 2011, the trial court granted those motions and did not rule on the plaintiff's other claims. On December 23, 2011, the plaintiffs appealed that ruling. The appeal was briefed in January and oral arguments were heard on February 16, 2012. The parties are awaiting a decision from the court.

In addition, the sale of six State-owned prison facilities to private operators is expected to result in a net payment to the GRF of $75 million. The final budget also reduces local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF. The final budget reduced public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax should result in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the commercial activity tax being deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation should result in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66 million in both Fiscal Year 2012 and Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF. The final budget also included $247 million of transfers to the GRF of unclaimed funds and from other non-GRF funds including a tax amnesty program.

The budget also reflects many tax law changes, including the implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates, the elimination of the estate tax beginning January 1, 2013, which is currently levied at a rate of 6% on estates over $338,333 and 7% estates over $500,000, and the establishment of the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The budget also creates a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011. The budget creates a Medicaid reserve fund and authorizes up to $130 million dollars to be transferred from the GRF if costs exceed appropriations. The budget also makes changes to Ohio construction bidding procedures and includes additional authorizations for joint purchasing by, and cooperation among, local governments, all designed to create opportunities for cost savings. Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011 is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.

State Indebtedness

Ohio's Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for four funding veterans' bonuses, one for coal technology research and development, and another for research and development activities. The only such tax-

supported debt currently authorized to be incurred is for highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is backed by a pledge of, and has always been paid from, the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

The owners and holders of State special obligation debt are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. The Ohio Constitution authorizes special obligation debt for specified purposes. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State. The Treasurer of State issues special obligations pursuant to the Ohio Constitution. Debt service under these obligations are paid from GRF appropriations, with the exception of debt issued for the Department of Public Safety facilities (paid from highway user receipts) and for the Bureau of Workers' Compensation facilities (paid from the Bureau of Workers' Compensation Administrative Cost Fund).

A 1999 Constitutional amendment provides an annual debt service "cap" applicable to most future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from ARRA) plus net State lottery proceeds for the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the GRF, but exclude general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts).

Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2011-12 biennium and related borrowing authorizations were passed by the General Assembly in the capital re-appropriations act or authorized by Constitutional amendment for the 2011-12 biennium. Other borrowing authorizations also were passed by the General Assembly. GRF-supported borrowings for various purposes includes approximately $1.53 billion for general obligations and $437 million in special obligations for the 2011-12 biennium.

Certificates of Participation. State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in, or are payable from, the State's anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $30.5 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $186.4 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director's, and either the General Assembly or the state controlling board's, approval of such agreements is required if the certificates of participation are to be publically offered in connection with those agreements.

Federal Highway Grant Anticipation Revenue Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering issuing bonds and entering into financing arrangements that call for State payments to be made from federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $173.1 million in Fiscal Year 2012. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available monies appropriated to the Department of Transportation for the purpose.

Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $630 million authorized to be outstanding at any one time. Of the $630 million, no more than $84 million may be issued for eligible advanced energy projects and no more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $63 million and the current maximum annual debt service is $51.1 million in Fiscal Year 2016. Pursuant to an amendment to the State's Constitution in 2000, the State has issued $250 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on the outstanding revitalization bonds is $23.5 million in Fiscal Year 2013.

Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $648.9 million in outstanding general obligation variable rate debt. For all of the State's swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State's position if the counterparty's credit ratings fall below these minimum thresholds.

State Employees and Retirement Systems. Since 1985, the number of regular State employees has ranged from a high of 68,573 in 1994 to a low of 57,426 at the end of Fiscal Year 2011. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements. The State's current collective bargaining agreements expire in April through June 2012. On November 17, 2011, the Ohio Civil Service Employees Association, the largest State employee union with approximately 31,000 employees, reached an agreement with the State through 2015, which was approved by the State Controlling Board on November 28 and by the union's members on December 15, 2011. On January 12, 2012, the Service Employees International Union District 1199, which represents approximately 4,000 state employees, reached an agreement with the State through 2015, which has also been approved by the State Controlling Board and the union's members.

On March 30, 2011, the General Assembly enacted legislation that: (i) revised collective bargaining laws applicable to State employees; (ii) capped the public employer contribution to employee health care premiums at 85%; (iii) capped vacation and sick leave accrual; (iv) replaced salary schedules and longevity pay with merit-based pay and performance evaluations and prohibited length of service from being the sole factor in determining any order of layoff; and (v) eliminated the right to strike. On July 21, 2011 the Secretary of State certified that petitions filed with his office satisfied the requirements under the Constitution to place a referendum on the November 8, 2011 ballot. At the November 8, 2011 election, a majority of electors voted to reject the legislation.

The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits, and other post-employment benefits such as retiree health care benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, and to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

Funding for the State's retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee's compensation, with the employees' contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law.

The State makes its employer contributions (based on a percent of salary) for each State employee who is an active member of a State retirement system. Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State's employer contributions to those systems totaled $759 million in Fiscal Year 2008, $778.8 million in Fiscal Year 2009, $735.8 million in Fiscal Year 2010 and $750.3 million in Fiscal Year 2011. The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.6 million in the 2008-09 biennium, $41.3 million in the 2010-11 biennium and are appropriated at $41.2 million for the 2012-13 biennium.

State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and 16 have over 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and is not aimed at particular identified existing fiscal problems of those subdivisions. There are currently 23 local governments in fiscal emergency status and three in fiscal watch status.

Personal Income Tax. Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, were reduced by 4.2% annually in each of the tax years from 2005 through 2008 and in tax year 2011, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on incomes of $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000, while the 2011 rates for the equivalent income brackets are 0.587% and 5.925%, respectively.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

Municipalities, school districts and joint economic development districts also may levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2010 was 3%. A school district income tax is currently approved in 181 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Sales and Use Tax. The State's sales and use tax rate has been 5.5% since July 1, 2005. That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Pennsylvania

General Information

The Commonwealth of Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.4 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2010, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 273 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

In 2010 the population of Pennsylvania was 12.6 million. The Commonwealth is highly urbanized, with 79% of the 2010 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 8.7% in early 2010, compared to 4.3% in 2007. From 2002 through 2010, Pennsylvania's annual average unemployment rate was below the national average. As of August 2011, Pennsylvania's unemployment rate was 8.2%.

Personal income in the Commonwealth for 2010 was $522.7 billion, an increase of 3.2% over the previous year. During the same period, national personal income increased by 2.9%. Based on the 2010 personal income estimates, per capita income was at $41,152 in the Commonwealth, compared to per capita income in the United States of $40,584.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest. The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. In July 2008, the statutory transfer of 25% was suspended for one year. The budgets for Fiscal Years 2009 and 2010 included no transfers into the BSRF of any unappropriated surplus as no such surpluses existed at the end of Fiscal Years 2009 and 2010. The Fiscal Year 2010 budget included a transfer of the entire $755.0 million balance of the BSRF to the Commonwealth General Fund to assist with the enactment of a balanced budget for Fiscal Year. While the Commonwealth ended Fiscal Year 2011 with a substantial positive ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 ("ARRA"), the Commonwealth was prohibited from depositing any funds into the BSRF. In June 2011, the statutory transfer of 25% of the Commonwealth's unappropriated surplus balance was suspended for one year. At present, the Commonwealth has a virtually zero balance in the BSRF. The Fiscal Year 2012 budget projects a preliminary ending balance of $557.8 million and if this amount were to be achieved and the 25% statutory transfer were to be made, 25%, or $139.5 million, would be transferred to the BSRF at the end of the fiscal year.

Balances in the BSRF are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the BSRF may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the BSRF that are unspent are returned to the BSRF.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 95.7% of Commonwealth revenues in the Commonwealth General Fund. The major tax sources for the Commonwealth General Fund's revenues are the personal income tax ($10.436 billion, 38.0% of Fiscal Year 2011 revenues), the sales tax ($8.590 billion, 31.2% of Fiscal Year 2011 revenues), the corporate net income tax ($2.132 billion, 7.8% of Fiscal Year 2011 revenues) and the utility gross receipts tax ($1.225 billion, 4.5% of Fiscal Year 2011 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($819.4 million, 3.0% of Fiscal Year 2011 revenues), the cigarette tax ($1.075 billion, 3.9% of Fiscal Year 2011 revenues) and inheritance and estate taxes ($805.2 million, 2.9% of Fiscal Year 2011 revenues), also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. For Fiscal Year 2011, the liquid fuels tax accounted for $568.0 million (21.3%), and the oil company franchise tax accounted for $455.0 million (17.1%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the Commonwealth General Fund for Fiscal Year 2011 totaled $125.4 million representing 0.5% of Commonwealth revenues to the Commonwealth General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2011 were $891.6 million, representing 33.4% of total Fiscal Year 2010 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco and State Lottery Fund from the federal government during Fiscal Year 2010 totaled $24.4 billion, while such federal receipts were $27.0 billion in Fiscal Year 2011. Anticipated receipts for Fiscal Year 2012 are $22.6 billion. Approximately $15.1 billion (61.7%) of total federal revenue to the Commonwealth for Fiscal Year 2010, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In Fiscal Year 2011, $17.0 billion (63.0%) of federal revenues, was attributable to these types of programs. In the Fiscal Year 2012 budget, approximately $15.5 billion (68.5) of federal revenues is attributable to public health and welfare programs.

Federal receipts have been influenced by the enactment of ARRA, with receipts of $1.2 billion in Fiscal Year 2009 and $2.7 billion in each Fiscal Years 2010 and 2011 for increased Medicaid reimbursement and flexible state stabilization funds.

Expenditures

Education. Expenditures from Commonwealth revenues for education purposes were over $11 billion in Fiscal Year 2010 and over $10.9 billion in Fiscal Year 2011. The enacted budget for Fiscal Year 2012 includes over $10.9 billion in education funding.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $27.3 billion in Fiscal Year 2010, $29.6 billion in Fiscal Year 2011 and are projected to be $29.9 billion for Fiscal Year 2012. Of the Fiscal Year 2010 expenditures, $8.9 billion was funded from the Commonwealth General Fund. Of Fiscal Year 2011 expenditures, $9.1 billion was funded from the

Commonwealth General Fund, while $10.9 billion is estimated to be provided for Fiscal Year 2012. These amounts reflect the impact of an enhanced federal match of nearly $1.8 billion in Fiscal Year 2010 and $1.75 billion in Fiscal Year 2011. Federal funds are expected to decrease by $1.5 billion, and augmentations are expected to increase by $36.4 million for Fiscal Year 2012. The Fiscal Year 2012 enacted budget includes $330.8 million of receipts from the Tobacco Settlement Fund and $60 million of prior year Health Endowment Account funds that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. Commonwealth General Fund expenditures for these assistance programs amounted to $4.9 billion in Fiscal Year 2010 and nearly $5.1 billion in Fiscal Year 2011. For Fiscal Year 2012, $8.4 billion is budgeted from the Commonwealth General Fund. A nursing home assessment fee provided a Commonwealth General Fund offset of $237.8 million in Fiscal Year 2010, $144.5 million in Fiscal Year 2011 and is expected to provide a $192.7 million offset in Fiscal Year 2012. Fiscal Year 2010 was the last year of a managed care organization assessment which provided a Commonwealth General Fund offset of $115 million. A statewide managed care organization assessment provided a Commonwealth General Fund offset of $292.6 million in Fiscal Year 2010, $371.2 million in Fiscal Year 2011 and is expected to provide a $315.2 million offset in Fiscal Year 2012. In addition, a statewide Quality Care Assessment provided a $120.9 million offset in Fiscal Year 2011 and is expected to provide a $109 million offset in Fiscal Year 2012.

Expenditures for medical assistance increased during the period from Fiscal Years 2001 through 2011 by an average annual rate of 5.6%. Expenditures from Commonwealth funds and augmentations were $5.6 billion and $6.1 billion in Fiscal Years 2010 and 2011, respectively, and are projected to be $8.3 billion in Fiscal Year 2012. This increase of 35% from the previous fiscal year is primarily due to the loss of the enhanced federal match. Income maintenance cash assistance payments to families in transition to independence were $1.3 billion for Fiscal Year 2010, of which $466.7 million was from the Commonwealth General Fund. In Fiscal Year 2011, a total of $1.3 billion was provided, of which $459.8 million was from the Commonwealth General Fund. The Fiscal Year 2012 budget includes a total of $1.3 billion, with $406.1 million provided from the Commonwealth General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

Act 44 of 2007, signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. In Fiscal Year 2009, $850 million in additional funding was invested in the Commonwealth's transportation system, with $500 million going to highway and bridge projects and $350 million to mass transit programs. In Fiscal Year 2010, this increased to $900 million with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80. Beginning in Fiscal Year 2011, lease payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects. To address transportation funding in the Commonwealth, the Governor established the Transportation Funding Advisory Commission ("TFAC") in April 2011. In July 2011, the TFAC made funding recommendations that, if implemented, could bring in up to $2.7 billion annually within five years.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the Commonwealth General Fund to a combination of sources of revenue going into the PTTF. The PTTF was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and payments from the Pennsylvania Turnpike Commission. For Fiscal Year 2009, Commonwealth

funding available for mass transit was $1.112 billion. Funding for mass transit in Fiscal Year 2010 totaled $1.171 billion. Fiscal Year 2011 funding for mass transit decreased slightly to $1.010 billion. Fiscal Year 2012 funding for mass transit is budgeted to increase slightly to $1.027 billion. The Fiscal Year 2012 total could increase with the realization of funding recommendations from TFAC.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2009 was $2.373 billion. This level decreased slightly to $2.223 billion in Fiscal Year 2010 and $1.950 billion in Fiscal Year 2011. An increase to $2.090 billion was budgeted for Fiscal Year 2012, and may be further increased with the realization of funding recommendations from TFAC. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $388.7 million in Fiscal Year 2009, $379.9 million in Fiscal Year 2010 and $382.2 million in Fiscal Year 2012. In the Fiscal Year 2012 budget, grants to local governments total $409.8 million.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Years 2009, 2010 and 2011, $7.25 million was expended from aviation restricted accounts each year for such purposes. A total of $7.25 million is again budgeted for Fiscal Year 2012.

Financial Performance

During the five-year period from Fiscal Year 2006 through Fiscal Year 2010, total revenues and other sources increased by an average of 3.3% annually. Tax revenues during this same period decreased by an annual average of 0.5% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in Fiscal Year 2009. During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the Commonwealth General Fund. Expenditures and other uses during the same five-year period rose at an average annual rate of 3.5%. Expenditures for public education during this period increased at an average annual rate of 4.3%.

Recent Developments. On June 30, 2011, the Commonwealth's Fiscal Year 2012 budget was signed into law by the Governor. The Fiscal Year 2012 budget includes a projected increase in Commonwealth revenues, prior to reserves for tax refunds, of 1.2% over Fiscal Year 2011 receipts. The rate of growth was based upon a projection that the national and state economies will avoid a double-dip recession and that economic growth will remain subdued. The enacted Fiscal Year 2012 budget reduced a nearly $4.16 billion structural imbalance and reduced total spending by $1.17 billion or 4.1% on a year-over-year basis.

Fiscal Year 2009 Financial Results (GAAP Basis). At June 30, 2009, the Commonwealth General Fund reported a fund balance of $515.2 million, a decrease of $2.46 billion from the reported $2.97 billion fund balance at June 30, 2008. On a net basis, total assets decreased by $3.17 billion to $9.32 billion. Liabilities decreased by $713 million to $8.8 billion largely because of a decrease in securities lending obligations ($1.31 billion). The change in fund balance of -$2.46 billion for Fiscal Year 2009 compares with a change in the fund balance of -$397 million for Fiscal Year 2008.

Commonwealth General Fund tax revenues decreased overall by $2.2 billion (8.6%), during the fiscal year. Decreases in the three largest tax types were directly attributable to declines in economic activity during Fiscal Year 2009. Similarly, real estate tax revenues decreased by $129 million due to weaknesses in the housing market.

Inter-governmental revenues increased by $2.48 billion, resulting primarily from federal participation in significantly higher expenditures for Medical assistance and other types of health and human services expenditures. Nearly $1 billion of the higher federal revenues were from ARRA funds. Combined licenses/fees/investment and other revenues decreased by $331 million primarily because of a year-over-year decrease in investment income of nearly $260 million. Charges for sales and services revenues decreased by $192 million as Public Welfare revenues decreased by nearly $318 million, primarily due to the end and subsequent decrease of the Intergovernmental Transfers program by $284 million and the fiscal year revenue accrual being lower than the prior fiscal year by $135 million with offsetting increases in hospital/nursing home and other assessments

Total Commonwealth General Fund expenditures increased by $1.8 billion (4.17%) during Fiscal Year 2009. Reported expenditures for health and human services expenditures increased by $1.37 billion, caused by a higher aggregate need for medical assistance services and income or cash grant assistance. Public education expenditures increased by $344 million due primarily to increases in basic education, charter school reimbursements, special education, pupil transportation, non-public transportation and school employee social security. Protection of person and property expenditures increased by $350 million primarily because of an intra-fund expenditure elimination during the prior fiscal year that was not necessary during the fiscal year, higher expenditures for the Children's Health Insurance Program, higher expenditures for Corrections and State Police agencies and higher Military and Veterans Affairs agency facilities expansion expenditures.

Fiscal Year 2009 Financial Results (Budgetary Basis). The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth's economy in 2009. The Fiscal Year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2% annual growth by June 2009. However, the economy did not rebound but rather the contraction in the national economy during each of the four quarters of Fiscal Year 2009, combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth's revenues and receipts. Commonwealth General Fund revenues for the fiscal year totaled $25.530 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28.135 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and including intergovernmental transfers and additional sources, decreased by 10.1% from Fiscal Year 2008. Total Fiscal Year 2009 revenues totaled $24.751 billion, a decrease of $2.782 billion over Fiscal Year 2008. Commonwealth General Fund revenues declined $2.398 million (8.6%) during Fiscal Year 2009, when measured on a year-over-year basis. Corporate tax receipts were $613.9 million, or 11.3% below estimate for the fiscal year. Year-over-year growth in corporate taxes was down 11.4% during Fiscal Year 2009 as corporate net income tax collections declined 18.1% and capital stock and franchise tax receipts declined 22.8%. Personal income taxes were $1.291 billion below estimate, a shortfall of 11.2%, while year-over-year growth in personal income tax receipts was -6.5%. Sales and use taxes receipts also were below the Fiscal Year 2009 estimate by $595.3 million (-6.8%). Sales tax collections declined 4.3% during Fiscal Year 2009, as motor vehicle sales tax collections declined 12.8% and non-motor vehicle sales tax receipts declined 3.0%. Continued weakness in the housing market led to realty transfer tax revenues declining by 31.4% during Fiscal Year 2009. Non-tax revenues of the Commonwealth were 68.3% below the Fiscal Year 2009 estimate, led by realized losses on the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2009 were $1.225 billion, an increase of 16.7% from Fiscal Year 2008 reserves.

Fiscal Year 2009 appropriations from Commonwealth revenues, net of appropriation lapses, totaled $28.324 billion, an increase of 4.2% from Fiscal Year 2008 expenditures. Intergovernmental transfers replaced $445.8 million of Commonwealth General Fund medical assistance costs in Fiscal Year 2009, compared to $508.6 million in Fiscal Year 2008. The ending unappropriated balance was -$2.800 billion for Fiscal Year 2009, which was carried forward to Fiscal Year 2010.

In response to declining revenue collections, the Commonwealth implemented a number of steps to reduce expenditures during Fiscal Year 2009. First, the Commonwealth implemented three rounds of budget cuts, totaling approximately $505 million, which reduced the ability of agencies to spending previously-appropriated funds. Additionally, the Commonwealth implemented a general hiring freeze, restricted out-of-state travel, banned the purchase of new and replacement vehicles for state employees and reduced the overall size of the state fleet by 1,000 vehicles and froze salaries for management and non-union employees. As a result, over $634 million in appropriations lapsed in Fiscal Year 2009. Finally, the Commonwealth undertook a number of management and productivity improvement efforts since 2003 that resulted in a recurring annual savings of an estimated $1.75 billion in Fiscal Year 2009. Examples of these improvements include saving $242 million annually from complement reductions, $643 million annually from contract renegotiations and $489 million from operational and process improvements.

Fiscal Year 2010 Financial Results (GAAP Basis). At June 30, 2010, the Commonwealth General Fund reported a fund balance of $284.8 million, a decrease of $230.4 million from the reported $515.2 million fund balance at June 30, 2009. On a net basis, total assets increased by $520.0 million to $9.837 billion. Liabilities increased by $750 million to $9.552 billion. The change in fund balance for the Commonwealth General Fund of -$230 million for Fiscal Year 2010 compares with a change in the fund balance of -$2.459 billion for Fiscal Year 2009.

Commonwealth General Fund tax revenues increased by over $167 million (1%) during Fiscal Year 2010. This increase is primarily attributable to revenue increases in "other" taxes ($551 million) and in cigarette taxes ($87 million). These revenue increases, however, were offset by decrease revenues from personal income taxes ($227 million) and corporation taxes ($219 million). Decreases in these tax types were directly attributable to declines in economic activity during Fiscal Year 2010.

Net inter-governmental revenues increased by $3.9 billion, resulting primarily from federal participation in significantly higher expenditures for Medical Assistance. Over $2.6 billion of the increase is attributable to ARRA funding. Combined licenses/fees/investment and other revenues increased by $422 million primarily because of first-year revenues for Table Game Authorization Fees and an increase in investment income. Charges for sales and services revenues decreased by $207 million primarily because of a $221 million decrease in certain Department of Public Welfare's revenues related to Medicaid managed care.

Total Commonwealth General Fund expenditures increased by over $2.6 billion (6%) during Fiscal Year 2010. Reported expenditures for health and human services expenditures increased by $1.758 billion, caused by a higher aggregate need for medical, income and cash grant assistance. Net public education expenditures increased by $474 million, due primarily to ARRA subsidies, offset by a decrease in state-funded basic education. Protection of persons and property expenditures increased by $229 million primarily because of higher personnel costs for the Department of Corrections and higher expenditures for the Department of Environmental Protection. Reported Transfers to the Commonwealth General Fund increased by $550 million primarily because of transfers from the Tobacco Settlement Fund, the Oil and Gas Lease Fund, the Keystone Recreation, Park and Conservation Fund and the Medical Care Availability and Reduction of Error Fund. Transfers from the Commonwealth General Fund increased by $31 million, net of decreases, primarily because of an increase in transfers to debt service funds and a new transfer to the Motor License Fund.

Fiscal Year 2010 Financial Results (Budgetary Basis). The continuing effects of the national economic recession again negatively impacted the Commonwealth's economy in 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in Fiscal Year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth's revenues and receipts. Commonwealth General Fund revenues for the fiscal year totaled $27.65 billion. Total expenditures, net of appropriation lapses and including public health and human series assessments and expenditures from additional sources (ARRA funding), were $25.42 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the BSRF but including public health and human service assessments, increased $2.45 billion or nearly 10% during Fiscal Year 2010. Total Fiscal Year 2010 revenues totaled $27.202 billion, an increase from $24.751 billion during Fiscal Year 2009. Commonwealth General Fund revenues increased $2.118 billion (8.3%) during Fiscal Year 2010, when measured on a year-over-year basis. Corporate tax receipts were $510.2 million, or 10.0% below estimate for the fiscal year. Year-over-year growth in corporate taxes was down 5.3% during Fiscal Year 2010 as corporate net income tax collections declined 9.5% and capital stock and franchise tax receipts declined 3.4%. Personal income taxes were $308.3 million below estimate, a shortfall of 3.0%, while year-over-year growth in personal income tax receipts was -2.3%. Sales and use taxes receipts also were below the Fiscal Year 2010 estimate by $362.1 million (-4.3%). Sales tax collections declined 1.3% during Fiscal Year 2010, as motor vehicle sales tax collections grew 3.8% but non-motor vehicle sales tax receipts declined 2.0%. Stabilization in the Pennsylvania housing market led to realty transfer tax revenues growing slightly by 0.5% during Fiscal Year 2010. Non-tax revenues of the Commonwealth were 1.8% below the Fiscal Year 2010 estimate, led by realized losses on the investment of Commonwealth funds. However, non-tax revenues of the Commonwealth grew from $235.2 million in Fiscal Year 2009 to $2.738 billion during Fiscal Year 2010, an increase of 1,064%. This increase was attributable to the transfer of various fund balances such as the BSRF and other such balances to the Commonwealth General Fund. Reserves for tax refunds in Fiscal Year 2010 were $1.225 billion, a decrease of 8.2% from Fiscal Year 2009 reserves.

The Fiscal Year 2010 budget was enacted incrementally over the first half of Fiscal Year 2010. On August 5, 2009, the Governor signed into law $11 billion in appropriations towards the operation of critical public health and safety services and to fund general government operations and vetoed nearly $13 billion in appropriations for Fiscal Year 2010. This "bridge budget" provided appropriations totaling $10.97 billion of Commonwealth funds against then-estimates revenues, prior to tax refunds, of $25.56 billion.

On October 9, 2009, the Governor signed into law the enacted budget for Fiscal Year 2010. The Fiscal Year 2010 budget provided appropriations and executive authorizations of $24.29 billion, net of expenditures offset with federal funds, and did not include appropriations for certain non-preferred institutions, which were approved on December 17, 2009. On January 8, 2010, the Governor signed legislation expanding gaming in the Commonwealth. This legislation authorizes certain table games at Pennsylvania casinos and is estimated to generate an additional

$256 million in Commonwealth General Fund revenues during Fiscal Year 2010. Additional Fiscal Year 2010 Commonwealth General Fund revenues from Act 1 would be derived mainly from upfront license fees. Annual recurring revenue to the Commonwealth General Fund from table games is currently estimated to be between $80 and $90 million.

Given the condition of the national economy, the Fiscal Year 2010 base revenue estimate was premised on the assumption that the Commonwealth would experience zero growth (0.0%) during Fiscal Year 2010. The Fiscal Year 2010 budget provided an estimated $808.2 million in recurring revenues and $2.356 billion in non-recurring revenues from various sources. The Fiscal Year 2010 budget also utilized $3.063 billion in available federal fiscal relief funds and lapses to offset state appropriations.

The Fiscal Year 2010 budget represented a $5.23.9 million (1.8%) decrease over the Fiscal Year 2009 budget. The Fiscal Year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminates funding for over 100 programs, lowering Commonwealth General Fund spending by nearly $1.9 billion. Nearly 3,000 Commonwealth positions were to be eliminated in Fiscal Year 2010, bringing the total reduction in the Commonwealth's work force to 4,767 positions since 2003.

Fiscal Year 2011 Financial Results (Budgetary Basis). While the Commonwealth's unemployment rates remained elevated, the Commonwealth's revenues and receipts benefitted from the moderate uptick in the national economy experienced during part of Fiscal Year 2011. Commonwealth General Fund revenues for Fiscal Year 2011 were above estimates by $785.5 million (2.9%), the first time this occurred since Fiscal Year 2008. Final Commonwealth General Fund revenues for Fiscal Year 2011 totaled $27.497 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (ARRA funding), were $25.617 billion, resulting in a preliminary operating balance for Fiscal Year 2011 of $1.367 billion. However, after accounting for a negative Fiscal Year 2010 beginning balance of $294.2 million, the Commonwealth ended Fiscal Year 2011 with an unappropriated surplus balance of $1.073 billion, which was the largest such unappropriated ending balance since at least 1949.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the BSRF but including public health and human service assessments, decreased $184.8 million (0.7%) during Fiscal Year 2011. Commonwealth General Fund revenues decreased $150.9 million (0.5%) during Fiscal Year 2011 when measured on a year-over-year basis. This decline is due primarily to the use of the BSRF and other such one-time balance transfers utilized during Fiscal Year 2010. Tax revenue collections grew $1.551 billion (6.2%) on a year-over-year basis, while non-tax revenue collections declined $1.702 billion (62.1%). Corporate tax receipts were $398.6 million above Fiscal Year 2010 levels. Year-over-year growth in corporate taxes was 15.6% during Fiscal Year 2011, as corporate net income tax collections increase 19.0% and capital stock and franchise tax receipts increased 7.6% while collections from the gross receipts tax declined 4.8%. Personal income taxes were $467.0 million above Fiscal Year 2010 actual collections, year-over-year growth in personal income tax receipts was 4.7%. Sales and use taxes receipts were $561.0 million (7.0%) greater during Fiscal Year 2011 than during Fiscal Year 2010. Sales tax collections increased during Fiscal Year 2011 as motor vehicle sales tax collections grew 6.7% and non-motor vehicle sales tax receipts increased 7.0% during Fiscal Year 2011. Non-tax revenues decline 62.1% during Fiscal Year 2011, due primarily to the utilization of one-time revenues during Fiscal Year 2010.

Fiscal Year 2011 appropriations, including supplemental appropriations and ARRA funding and net of appropriation lapses, totaled $28.32 billion an increase of $485.4 million (1.7%) over Fiscal Year 2010 expenditures. Fiscal Year 2011 ARRA funding and appropriation lapses increased to $3.341 billion (9.1%) over Fiscal Year 2010 funding. A total of $275.2 million in appropriations were lapsed in Fiscal Year 2011, and the Fiscal Year 2011 budget contained a slightly reduced level of public health and human services assessments ($636.6 million), which were utilized to cover a portion of medical assistance and long-term care costs. Commonwealth General Fund appropriations for Fiscal Year 2011 totaled $28.020 billion, an increase of $379.3 million (1.4%) from Fiscal Year 2010 levels. A total of $3.055 billion in operating appropriations were offset with federal funds, mainly ARRA, during Fiscal Year 2010.

Fiscal Year 2012 Budget. The enacted Fiscal Year 2012 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $27.703 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $27.188 billion. The $514.9 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by a partial draw down of the $1.073 million ending balance from Fiscal Year 2011. Commonwealth General Fund appropriations, from all revenue sources are estimated to decline $1.173 billion (4.1%) during Fiscal

Year 2012. This reduction in state spending is the largest such reduction in the Commonwealth since at least 1970 . The enacted Fiscal Year 2012 budget also accommodates the expiration of over $3 billion in federal fiscal relief that was utilized to balance the Fiscal Year 2011 budget. The Fiscal Year 2012 ending unappropriated balance is estimated to be $418.4 million.

The Fiscal Year 2012 revenue estimate is based upon an assumption that annual economic growth will total 3.0% through June 2012. Total revenues, prior to reserves for refunds, are expected to increase $343.7 million (1.2%) from Fiscal Year 2011 levels. This increase is minimal due mainly to a reduction in one-time revenue sources utilized to balance the Fiscal Year 2011 budget. Tax revenues are estimated to increase 3.3% from Fiscal Year 2011 levels. Fiscal Year 2012 revenues from corporate tax receipts are projected to increase 1.5%, after adjusting for a restart of the scheduled reduction in the capital stock and franchise tax rate reduction. Personal income tax revenues in Fiscal Year 2012 are expected to grow 5.4%. Sales and use tax receipts are projected to increase 2.3% during Fiscal Year 2012. Non-tax revenues are projected to decline 51%, primarily from the reduction in one-time transfers utilized to balance the Fiscal Year 2011 budget.

Commonwealth General Fund appropriations for Fiscal Year 2012 total $27.149 billion, a decrease of $1.173 million from Fiscal Year 2011 levels. Operating appropriations that were offset with federal funds, including ARRA, during Fiscal Year 2011 were eliminated or replaced with Commonwealth funds during Fiscal Year 2012. Administrative spending during Fiscal Year 2012 is to be 4.0% lower than it was during the prior Fiscal Year and an estimated 1,000 positions are to be eliminated. The Basic Education Funding subsidy to local school districts is reduced by $421.5 million (7.3%), returning the subsidy to Fiscal Year 2009 levels. Funding for higher education programs is reduced by $268.8 million (13.7%).

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Motor License Fund—Fiscal Years 2009-12. Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2009 Motor License Fund revenues totaled $2.56 billion, a decrease of 4.2% over Fiscal Year 2008 revenues. Receipts from liquid fuels taxes decreased by 5.9% while license and fee revenue increased by 1.4%. Other revenue receipts declined by 8.9% during Fiscal Year 2009 due primarily to the realization of losses associated with Motor License Fund investments. Fiscal Year 2009 Motor License Fund appropriations totaled $2.73 billion, a decrease of 0.9% from Fiscal Year 2008. The Motor License Fund concluded Fiscal Year 2009 with an unappropriated surplus of $57.7 million, a net decrease of 47.9%.

Fiscal Year 2010 Motor License Fund revenues totaled $2.64 billion, an increase of 3.3% from Fiscal Year 2009 levels. Receipts from liquid fuels taxes increased by 1.8% while license and fee revenue decreased by 3.0%. Other revenue receipts increased by 17.6% during Fiscal Year 2010 due primarily to the realization of gains associated with Motor License Fund investments. Fiscal Year 2010 Motor License Fund appropriations and executive authorizations totaled $2.63 billion, a decrease of 3.6% from Fiscal Year 2009. The Motor License Fund concluded Fiscal Year 2010 with an unappropriated surplus of $165.1 million, a net increase of 186%.

Fiscal Year 2011 Motor License Fund revenues totaled $2.52 billion, a decrease of 4.5% over Fiscal Year 2010 revenues. Receipts from liquid fuels taxes increased by 2.9% while license and fee revenue increased by 4.0%. Other revenue receipts decreased by 31.4% during Fiscal Year 2011, due primarily to a decrease in the amount of revenue transferred to the Motor License Fund by the Pennsylvania Turnpike Commission. Fiscal Year 2011 Motor License Fund appropriations and executive authorizations totaled $2.403 billion, a decrease of 8.6% from Fiscal Year 2010. The Motor License Fund concluded Fiscal Year 2011 with an unappropriated surplus of $318.0 million, a net increase of 93%.

The Fiscal Year 2012 budget includes an estimated $2.416 billion from Motor License Fund revenues and appropriations totaling $2.580 billion. The enacted amount of appropriations represents an increase of $177.5 million (7.4%) from the appropriated level for Fiscal Year 2011. The $164 million difference between the estimated Fiscal Year 2012 appropriations and revenues of the Motor License Fund is expected to be supported by the drawdown of a portion of the Fiscal Year 2011 $318.0 million beginning balance. The projected Fiscal Year end 2012 unappropriated balance is estimated to be $154 million, a decline of 51.6%.

State Lottery Fund—Fiscal Years 2009-12. The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund. Fiscal Year 2009 net revenues decreased by 12.8%. Total funds available were $1.86 billion, while total appropriations, net of current year lapses were $1.75 billion. Additionally, Fiscal Year 2009 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $113.2 million, a decrease of 75%.

Fiscal Year 2010 net revenues increased by 7%. Total funds available were $1.66 billion, while total appropriations, net of current year lapses were $1.56 billion. Additionally, Fiscal Year 2010 expenditures included a transfer of approximately $176 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $101.4 million, a decrease of 10.4%.

Fiscal Year 2011 net revenues increased by 3.4%. Total funds available were $1.704 billion, while total appropriations, net of current year lapses were $1.545 billion. Additionally, Fiscal Year 2011 expenditures included a transfer of approximately $178 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $159.0 million, an increase of 56.8%.

The Fiscal Year 2012 budget anticipates a 3.5% increase in revenues from all lottery sources. Revenues of the State Lottery Fund are estimated to be $1.617 billion in Fiscal Year 2012, an increase of $55.1 million from Fiscal Year 2011 actual receipts. Appropriations, less estimated lapses, totaling $1.624 billion are expected, which represents an increase of $79.2 million (5.1%) from Fiscal Year 2011. The fiscal year-end unappropriated balance and reserve is projected to total $151.1 million, a decrease of 5.0%.

Trend projections beyond Fiscal Year 2012 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, primarily the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues will be partially funded from a further draw-down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $9.872 billion at June 30, 2011, a net decrease of $19.6 million from June 30, 2010. Over the 10-year period ended June 30, 2011, total net outstanding general obligation debt increased at an annual rate of 6.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.3%.

General obligation debt for non-highway purposes of $9.325 billion was outstanding on June 30, 2011. Outstanding debt for these purposes decreased by a net $125.6 million since June 30, 2010. For the period ended June 30, 2010, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 6.3% and 5.5%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $547.3 million on June 30, 2011, an increase of $105.7 million from June 30, 2010. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2010, by 4.6% and 31.9%, respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from a existing restricted account rather than from general revenues of the Motor License Fund of the Commonwealth General Fund. During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During Fiscal Year 2011, the Commonwealth issued $130 million in general obligation debt for the program. The Fiscal Year 2012 budget includes $200 million in such general obligation debt authority.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding and based on current projections, it does not appear that any tax anticipation notes will be issued in Fiscal Year 2012. In Fiscal Year 2011, the Commonwealth issued $1.0 billion in tax anticipation notes and in Fiscal Year 2010, the Commonwealth issued $800 million in tax anticipation notes. In each instance, the Commonwealth paid the outstanding balance in full on June 30th of the respective fiscal year in which the tax notes were issued. In the preceding eleven fiscal years, the Commonwealth did not issue any tax anticipation notes.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2011: Delaware River Joint Toll Bridge Commission ($426.8 million), Delaware River Port Authority ($1.327 billion), Pennsylvania Economic Development Financing Authority ($1.248 billion), Pennsylvania Energy Development Authority ($14.3 million), Pennsylvania Higher Education Assistance Agency ($7.905 billion), Pennsylvania Higher Educational Facilities Authority ($6.251 billion), Pennsylvania Industrial Development Authority ($340.1 million), Pennsylvania Infrastructure Investment Authority ($14.0 million), Pennsylvania Turnpike Commission ($7.478 billion), and the State Public School Building Authority ($2.878 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 26, 2011.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $494.7 million in special tax revenue bonds outstanding as of June 30, 2011. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Ratings. The Commonwealth's general obligations bonds are rated Aa1 by Moody's Investors Services, Inc., AA by S&P and AA+ by Fitch Ratings, Inc.

Pensions and Retirement Systems. On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which will eliminate the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013. Contribution collars are expressed as a percentage of payroll and are expected to be 3% and 3.5% in Fiscal Years 2012 and 2013, respectively, and 4.5% in Fiscal Year 2014 and beyond until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS, and before June 30, 2011, for PSERS.

During Fiscal Year 2009, Commonwealth contributions to SERS and PSERS were $242.5 million and $360.6 million, a 2.1% increase and a 20.1% reduction, respectively. During Fiscal Year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2% increase, and $342.6 million for PSERS, a 5.0% decrease in the year-over-year contributions. For Fiscal Year 2011, the Commonwealth contribution was $300.4 million for SERS, a 14.4% increase, and for PSERS, $408.6 million, a 19.3% increase. For Fiscal Year 2012, the projected Commonwealth contribution to SERS is $468.1 million, a 55.8% increase from the Fiscal Year 2011 contribution.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. For Fiscal Year 2009, PSERS generated a negative 26.54% annual return. SERS' return on investments for calendar year 2008 was -28.7%. Calendar year 2009 reflected an improvement in SERS' investment performance with a 9.1% return on investments. Similarly, PSERS' Fiscal Years 2010 and 2011 investment performance reflected an improvement from Fiscal Year 2009 with a 14.59% and 20.37% return on investments, respectively.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2011 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

CG, et al. v. PDE, et al. In this class action, commenced in 2006, the representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth's method for distributing special education funds. The defendants are the Pennsylvania Department of Education ("PDE") and the Secretary of Education. The plaintiffs contend that the Pennsylvania statute that apportions special education funding violates federal laws including the Individuals with Disabilities Education Act ("IDEA") and the Equal Educational Opportunities Act of 1974. IDEA conditions a state's receipt of federal funds for special education on the implementation of statewide special education programs guaranteeing a free appropriate public education to eligible disabled children. The plaintiffs allege that the Commonwealth's funding formula violates federal law because it requires PDE to allocate special education funds to a school district based on average daily membership of special education students across the Commonwealth, rather than on the actual number of special education students enrolled in the district. The plaintiffs seek declaratory judgment and an injunction requiring the Secretary of Education to abandon the current funding formula and to distribute special education funds based upon the actual number of disabled students in each district and the actual cost of their special education needs. Trial was scheduled for September 2011. An adverse ruling on the funding formula and redistribution of special education funds would have an impact on the amounts budgeted for this purpose for the current fiscal year.

County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania. Recently the counties have moved the Court to enforce the original order in the case. The Court has held an argument on the motion and a decision is pending.

Harlee Manor, Inc. v. Dept. of Public Welfare. This action challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. The parties are currently in negotiations with each other and the federal government to resolve the issue. If the trial court strikes down the assessment, the Commonwealth could lose up to $331 million in state funds and a similar amount in federal matching funds.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania (now Allstate Life Insurance Co. v. Commonwealth of Pennsylvania). The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a conflicted decision in which the majority partially ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the Commonwealth Court. The Supreme Court's decision resulted in an approximately $7,000 credit for Northbrook.

Counsel has now selected the Allstate case to relitigate the issues involved. Currently, there are docketed with the Commonwealth Court in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The Northbrook and now Allstate case along with all of the pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982 (the "Act") that established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The Allstate case was briefed and argued before a five judge en banc Commonwealth Court on December 9, 2009. On March 25, 2010, a 3-2 majority ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. The Commonwealth filed exceptions. Following briefing and oral argument before a seven judge en banc Commonwealth Court, a 4-3 majority issued an unreported decision on October 15, 2010, overruling the Commonwealth's exceptions. The Commonwealth filed an appeal to the Pennsylvania Supreme Court. The parties have filed briefs and are awaiting instructions from the Supreme Court on oral argument. Potential tax refund exposure to the Commonwealth is up to $150 million.

Sears, et al. v. Corbett and Weisblatt, et al. v. Corbett. Petitioners, former participants in the discontinued Pennsylvania adultBasic Insurance Coverage program ("adultBasic"), filed a class action suit against Governor Corbett seeking declaratory, mandamus and injunctive relief from alleged violations of the Pennsylvania Tobacco Settlement Act ("Act"), which, in part, established a Tobacco Settlement Fund ("Fund") to receive and distribute payments received by the Commonwealth pursuant to the MSA entered into among the Commonwealth, other states and participating tobacco manufacturers. The Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program ("MAWD"), which received priority funding. The petitioners claim that, in 2010 and 2011, the General Assembly violated the Act through the redistribution of certain funding from the Fund. The trial court noted that MAWD received its funding from the Fund before adultBasic because MAWD was an entitlement program in contrast to the adultBasic program, which was subsidized by Pennsylvania Blue Cross/Blue Shield plans, which expired in December 2010. The ultimate purpose of the lawsuit is to force the General Assembly to restore adultBasic. The Court determined that in 2010 only $20 million from the Fund was available to fund adultBasic, which was insufficient to allow operations to continue. Thereafter, petitioners in both cases amended their petitions, adding constitutional challenges associated with the 2011 funding. The Commonwealth intends to file preliminary objections which were likely to be heard by the trial court in late 2011 or in 2012. An adverse ruling would require the Governor and the General Assembly to take steps to revise the current 2011-2012 budget based upon the redistribution of monies which would directly affect other programs.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

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In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (516-794-5452 outside the U.S.).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

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Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by

III-5

Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective on or about the Effective Date (March 13, 2012), each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

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Taxpayer ID Number

Federal regulations require that you provide a certified taxpaper identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

[Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI,] each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the fund may (1) for a money market fund, delay the redemption of such shares for up to eight business days after the purchase of such shares or (2) for a fund other than a money market fund, delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a Multi-Class Fund, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any person representing himself or herself to be you, or a representative or your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent

III-7

instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

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For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment if they are otherwise in good order.

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If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, ordinarily, the fund will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500/maximum $20,000 per day) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

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Share Certificates; Signatures

Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the fund's shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (516-794-5452 outside the U.S.). To modify or terminate your participation in a service, call 1-800-DREYFUS (516-794-5452 outside the U.S.). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer

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Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by

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telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I or Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

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Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds  offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (516-794-5452 outside the U.S.). The Automatic Withdrawal Plan may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

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Letter of Intent—Class A Shares

By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (516-794-5452 outside the U.S.).

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount will be credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

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Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed

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or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of

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the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to

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these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and

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instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more

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credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

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Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than

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inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against

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the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk

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may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not

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possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.

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Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

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Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine

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and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in

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either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $5 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

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• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments are frequently backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-

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term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of

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investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The

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possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated

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obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

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Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase

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investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest

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or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder.

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There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability

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to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

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Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds (ETFs)

Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities,

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including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying

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instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. To maintain required cover during market movements, a fund may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

The funds have claimed exclusions from the definition of the term "commodity pool operator" under the CEA and, therefore, are not subject to registration or regulation as a pool operator under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that may affect the ability of the funds to continue to claim this exclusion. The funds may be limited in their ability to use futures or options thereon or engage in swaps transactions and potentially certain types of forward transactions if the funds continued to claim the exclusion. If the funds were no longer able to claim the exclusion, the Manager would likely become subject to registration and regulation as a

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commodity pool operator. The funds and the Manager are continuing to analyze the effect of these rule changes on the funds.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

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Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party

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based on a different index or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), will result in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the fund to enter into certain types of derivative transactions.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

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Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure

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to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal

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securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against

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changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as

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drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases,

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interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

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Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. "Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

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Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

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Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Manager's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period,

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while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

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Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

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Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable amount master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term

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investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

See "Lending Portfolio Securities" above under "All Funds other than Money Market Funds."

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including

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ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

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A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the

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timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of

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sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

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High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

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Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

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ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all board members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate

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compensation for serving on the boards. The boards also have standing pricing committees comprised of any one board member. The function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing investment management and investment services through a worldwide client-focused team. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services). Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

Hamon: Hamon Investment Holdings Ltd. and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen and Harold J. Levy

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Neuberger Berman: Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

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Sarofim & Co.: Fayez S. Sarofim

TS&W: OM Group (UK) Limited, Old Mutual PLC, TS&W Investment GL LLC and Old Mutual (US) Holdings, Inc.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

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Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Motivate and reward superior business/investment performance

• Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers also are eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

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Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

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Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Standish. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

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Investment Professionals. With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers. Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff

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vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

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Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transaction, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

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The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to transfer agency agreements with each fund, or the corporation or trust of which it is a part, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of

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the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's

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shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

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For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income

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sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC. Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally

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intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a

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passive foreign investment company ("PFIC") (discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

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If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs losses for a taxable year, these losses will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will

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not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal can be deducted only from current or

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previous interest payments reported as income. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

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The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case the Subsidiary would be subject to U.S. income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such U.S. trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the fund will be required to include in gross income for U.S. federal income tax purposes, all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the fund's gross income as subpart F income will be tax-free to the fund. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the fund.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a

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charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury Department a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

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Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners. While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to

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make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended. Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of Dreyfus and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment

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and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregated exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of

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BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section

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28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-

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Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

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Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

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Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act

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Term	Meaning
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
Dreyfus Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

EACM	EACM Advisors LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
GNMA	Government National Mortgage Association
Hamon	Hamon Asian Advisors Limited

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Term	Meaning
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
King	King Investment Advisors, Inc.
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on

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Term	Meaning

behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in

III-99

Term	Meaning
the prospectus; certain funds have more than one Sub-Adviser
Subsidiary

Dynamic Alternatives Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by Dreyfus Dynamic Alternatives Fund

TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds in which a Fund of Funds invest all or substantially all of their investable assets
Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-100

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits.

_______ ________

 (a) (1) Registrant's Articles of Incorporation, Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (1) (a), (1) (b) and (1) (c), respectively, to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 29, 1995.

 (a) (2) Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a) (2) and (a) (3), respectively, to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on December 1, 1999.

 (a) (3) Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a) (3) and (a) (4), respectively, to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on March 28, 2002.

 (a) (4) Articles Supplementary are incorporated by reference to Exhibit (a) (4) to Post-Effective Amendment No. 35 to the Registration Statement on Form N1-A, filed on March 29, 2006.

(a) (5) Articles Supplementary are incorporated by reference to Exhibit (a) (5) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on March 27, 2009.

 (a) (6) Articles Supplementary.*

(b) Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant's N-SAR, filed on January 30, 2012.

(d) Management Agreement is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on March 28, 2005.

 (e) (1) Amended and Restated Distribution Agreement is incorporated by reference to Exhibit (e) (1) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on March 29, 2011.

 (e) (2) Forms of Service Agreements are incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on March 29, 2000.

 (e) (3) Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e) (3) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on March 30, 2007.

 (g) (1) Custody Agreement is incorporated by reference to Exhibit (g) (1) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on March 29, 2011.

(g) (2) Form of Subcustodial Undertaking in Connection with Master Repurchase Agreement is incorporated by reference to Exhibit (g) (2) of Post-Effective Amendment No. 40 to the Registration Statement on Form  N-1A, filed on March 29, 2010.

 (h) Shareholder Services Plan, as revised, (Class A) and Shareholder Services Plan, as amended, (Class B) are incorporated by reference to Exhibits (h)(1) and (h)(2), respectively, to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on December 1, 1999.

(h) (2) Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h) (2) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 28, 2008.

 (h) (3) Amendment to the Amended and Restated Transfer Agency Agreement.*

(i) Opinion and Consent of Registrant’s counsel is incorporated by reference to Exhibit (10) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 29, 1995.

(j) Consent of Independent Registered Public Accounting Firm.*

(m) (1)  Rule 12b-1 Service Plan, as amended, (Class A) is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on March 29, 2000.

(m) (2) Distribution Plan, as revised, (Class B) is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on December 1, 1999.

(n) Rule 18f-3 Plan, as amended, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on March 30, 2007.

(p) (1) Code of Ethics adopted by the Registrant, Registrant’s Adviser and Registrant’s Distributor is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 28, 2008.

(p) (2) Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p) (2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 29, 2010.

  Other Exhibits

  ______________

   (a) (1) Power of Attorney of the Board members is incorporated by reference to Other Exhibits (a) (1) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 29, 2010.

   (a) (2) Power of Attorney of the Officers is incorporated by reference to Other Exhibits (a) (2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 29, 2010.

   (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 29, 2010.

____________

*Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant.

_______ ______________________________________________________________

  Not Applicable.

Item 30.  Indemnification

_______  _______________

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and   penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the  limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.

Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 1.10 of the Distribution Agreement, which is incorporated by reference to Exhibit (e) (1) of Post-Effective Amendment No. 41.

Item 31.  Business and Other Connections of Investment Adviser

_______ ______________________________________________

  The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board	3/08 - Present 3/08 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Pareto Investment Management Limited London, England	Director	9/04 - Present

Christopher E. Sheldon Chief Investment Officer, Executive Vice President and Director	Mellon Global Investing Corp. +	Senior Vice President	5/08 - Present
	BNY Mellon, National Association+	Managing Director	7/09 – Present
	The Bank of New York Mellon*****	Managing Director	7/09 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Dwight Jacobsen Executive Vice President and Director	MBSC Securities Corporation++	Executive Vice President Director	6/08 – Present 6/08 – Present

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present
	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	1/09 – 8/10 1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 – Present

Anthony Mayo Vice President – Information Systems	None

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Managing Director	7/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 - Present 10/06 - 7/09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.

+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
11.	Dreyfus Dynamic Alternatives Fund, Inc.
12.	Dreyfus Funds, Inc.
13.	The Dreyfus Fund Incorporated
14.	Dreyfus Government Cash Management Funds
15.	Dreyfus Growth and Income Fund, Inc.
16.	Dreyfus Index Funds, Inc.
17.	Dreyfus Institutional Cash Advantage Funds
18.	Dreyfus Institutional Preferred Money Market Funds
19.	Dreyfus Institutional Reserves Funds
20.	Dreyfus Intermediate Municipal Bond Fund, Inc.
21.	Dreyfus International Funds, Inc.
22.	Dreyfus Investment Funds
23.	Dreyfus Investment Grade Funds, Inc.
24.	Dreyfus Investment Portfolios
25.	The Dreyfus/Laurel Funds, Inc.
26.	The Dreyfus/Laurel Funds Trust
27.	The Dreyfus/Laurel Tax-Free Municipal Funds
28.	Dreyfus LifeTime Portfolios, Inc.
29.	Dreyfus Liquid Assets, Inc.
30.	Dreyfus Manager Funds I
31.	Dreyfus Manager Funds II
32.	Dreyfus Massachusetts Municipal Money Market Fund
33.	Dreyfus Midcap Index Fund, Inc.
34.	Dreyfus Money Market Instruments, Inc.
35.	Dreyfus Municipal Bond Opportunity Fund
36.	Dreyfus Municipal Cash Management Plus
37.	Dreyfus Municipal Funds, Inc.
38.	Dreyfus Municipal Money Market Fund, Inc.
39.	Dreyfus New Jersey Municipal Bond Fund, Inc.
40.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
41.	Dreyfus New York AMT-Free Municipal Bond Fund
42.	Dreyfus New York AMT-Free Municipal Money Market Fund
43.	Dreyfus New York Municipal Cash Management
44.	Dreyfus New York Tax Exempt Bond Fund, Inc.
45.	Dreyfus Opportunity Funds
46.	Dreyfus Pennsylvania Municipal Money Market Fund
47.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

48.	Dreyfus Premier GNMA Fund, Inc.
49.	Dreyfus Premier Investment Funds, Inc.
50.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
51.	Dreyfus Premier Worldwide Growth Fund, Inc.
52.	Dreyfus Research Growth Fund, Inc.
53.	Dreyfus State Municipal Bond Funds
54.	Dreyfus Stock Funds
55.	Dreyfus Short-Intermediate Government Fund
56.	The Dreyfus Socially Responsible Growth Fund, Inc.
57.	Dreyfus Stock Index Fund, Inc.
58.	Dreyfus Tax Exempt Cash Management Funds
59.	The Dreyfus Third Century Fund, Inc.
60.	Dreyfus Treasury & Agency Cash Management
61.	Dreyfus Treasury Prime Cash Management
62.	Dreyfus U.S. Treasury Intermediate Term Fund
63.	Dreyfus U.S. Treasury Long Term Fund
64.	Dreyfus 100% U.S. Treasury Money Market Fund
65.	Dreyfus Variable Investment Fund
66.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
67.	General California Municipal Money Market Fund
68.	General Government Securities Money Market Funds, Inc.
69.	General Money Market Fund, Inc.
70.	General Municipal Money Market Funds, Inc.
71.	General New York Municipal Money Market Fund
72.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Jon R. Baum*	Chairman of the Board	None
Ken Bradle**	Chief Executive Officer, President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Christopher D. O'Connor*	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappingon*	Executive Vice President and Director	None
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Mercedez Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Kathleen DeNicholas*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Matthew D. Connolly*	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance and Anti-Money Laundering Officer	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
Claudine Orloski***	Vice President – Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. DST Systems, Inc.
   1055 Broadway
   Kansas City, MO 64105

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, General Government Securities Money Market Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of March, 2012.

General Government Securities Money Market Funds, Inc.

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	3/28/12
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	3/28/12
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	3/28/12
Joseph S. DiMartino
/s/ Clifford L. Alexander*	Board Member	3/28/12
Clifford L. Alexander
/s/ David W. Burke*	Board Member	3/28/12
David W. Burke
/s/ Peggy C. Davis*	Board Member	3/28/12
Peggy C. Davis
/s/ Diane Dunst*	Board Member	3/28/12
Diane Dunst
/s/ Ernest Kafka*	Board Member	3/28/12
Ernest Kafka
/s/ Nathan Leventhal*	Board Member	3/28/12
Nathan Leventhal

*BY:	/s/ Janette E. Farragher
Janette E. Farragher Attorney-in-Fact

INDEX OF EXHIBITS

_________________________

Exhibits

(a) (6) Articles Supplementary

(h) (2) Amendment to Amended and Restated Transfer Agency Agreement

(j) Consent of Independent Registered Public Accounting Firm